EXHIBIT 99.1
                                 ------------

                     The Pooling and Servicing Agreement.

===============================================================================





                               INDYMAC MBS, INC.
                                   Depositor


                             INDYMAC BANK, F.S.B.
                              Seller and Servicer


                     DEUTSCHE BANK NATIONAL TRUST COMPANY
                                    Trustee


                   ----------------------------------------
                        POOLING AND SERVICING AGREEMENT
                           Dated as of April 1, 2006
                   ----------------------------------------


                       INDYMAC INDX MORTGAGE LOAN TRUST
                                   2006-AR6


                      MORTGAGE PASS-THROUGH CERTIFICATES
                                Series 2006-AR6




===============================================================================

                                                   TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----
ARTICLE ONE DEFINITIONS ..........................................................................................9

         Section 1.01      Definitions............................................................................9
         Section 1.02      Rules of Construction.................................................................46

ARTICLE TWO CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES.........................................48

         Section 2.01      Conveyance of Mortgage Loans..........................................................48
         Section 2.02      Acceptance by the Trustee of the Mortgage Loans.......................................51
         Section 2.03      Representations, Warranties, and Covenants of the Seller and the Servicer.............53
         Section 2.04      Representations and Warranties of the Depositor as to the Mortgage Loans..............55
         Section 2.05      Delivery of Opinion of Counsel in Connection with Substitutions.......................55
         Section 2.06      Execution and Delivery of Certificates................................................55
         Section 2.07      REMIC Matters.........................................................................55

ARTICLE THREE ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.....................................................56

         Section 3.01      Servicer to Service Mortgage Loans....................................................56
         Section 3.02      [Reserved]............................................................................56
         Section 3.03      Rights of the Depositor, the Trustee and the Certificate Insurer in Respect of
                           the Servicer..........................................................................56
         Section 3.04      [Reserved]............................................................................57
         Section 3.05      Trustee to Act as Servicer............................................................57
         Section 3.06      Collection of Mortgage Loan Payments; Servicing Accounts; Collection Account;
                           Certificate Account; Distribution Account.............................................58
         Section 3.07      Collection of Taxes, Assessments and Similar Items; Escrow Accounts...................61
         Section 3.08      Access to Certain Documentation and Information Regarding the Mortgage Loans..........61
         Section 3.09      Permitted Withdrawals from the Certificate Account and the Distribution
                           Account...............................................................................62
         Section 3.10      Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies............63
         Section 3.11      Enforcement of Due-On-Sale Clauses; Assumption Agreements.............................64
         Section 3.12      Realization Upon Defaulted Mortgage Loans.............................................65
         Section 3.13      Trustee to Cooperate; Release of Mortgage Files.......................................67
         Section 3.14      Documents, Records and Funds in Possession of the Servicer to be Held for the
                           Trustee...............................................................................68
         Section 3.15      Servicing Compensation................................................................68
         Section 3.16      Access to Certain Documentation.......................................................68
         Section 3.17      Annual Statement as to Compliance.....................................................69
         Section 3.18      Errors and Omissions Insurance; Fidelity Bonds........................................69
         Section 3.19      Reserved..............................................................................69
         Section 3.20      Notification of Adjustments...........................................................69
         Section 3.21      Prepayment Charges....................................................................70

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
ARTICLE FOUR DISTRIBUTIONS AND ADVANCES BY THE SERVICER..........................................................71

         Section 4.01      Advances..............................................................................71
         Section 4.02      Priorities of Distribution............................................................72
         Section 4.03      [Reserved]............................................................................77
         Section 4.04      Allocation of Net Deferred Interest...................................................77
         Section 4.05      Monthly Statements to Certificateholders..............................................77
         Section 4.06      Carryover Reserve Fund................................................................80
         Section 4.07      Determination of Pass-Through Rates for LIBOR Certificates............................81
         Section 4.08      Determination of Pass-Through Rates for MTA Certificates..............................82
         Section 4.09      Policy; Rights of the Certificate Insurer.............................................83

ARTICLE FIVE THE CERTIFICATES....................................................................................86

         Section 5.01      The Certificates......................................................................86
         Section 5.02      Certificate Register; Registration of Transfer and Exchange of Certificates...........86
         Section 5.03      Mutilated, Destroyed, Lost or Stolen Certificates.....................................90
         Section 5.04      Persons Deemed Owners.................................................................90
         Section 5.05      Access to List of Certificateholders' Names and Addresses.............................90
         Section 5.06      Maintenance of Office or Agency.......................................................91

ARTICLE SIX THE DEPOSITOR AND THE SERVICER.......................................................................92

         Section 6.01      Respective Liabilities of the Depositor and the Servicer..............................92
         Section 6.02      Merger or Consolidation of the Depositor or the Servicer..............................92
         Section 6.03      Limitation on Liability of the Depositor, the Seller, the Servicer, and Others........92
         Section 6.04      Limitation on Resignation of the Servicer.............................................93

ARTICLE SEVEN DEFAULT ...........................................................................................94

         Section 7.01      Events of Default.....................................................................94
         Section 7.02      Trustee to Act; Appointment of Successor..............................................95
         Section 7.03      Notification to Certificateholders....................................................96

ARTICLE EIGHT CONCERNING THE TRUSTEE.............................................................................98

         Section 8.01      Duties of the Trustee.................................................................98
         Section 8.02      Certain Matters Affecting the Trustee.................................................98
         Section 8.03      Trustee Not Liable for Certificates or Mortgage Loans................................100
         Section 8.04      Trustee May Own Certificates.........................................................100
         Section 8.05      Trustee's Fees and Expenses..........................................................100
         Section 8.06      Eligibility Requirements for the Trustee.............................................101
         Section 8.07      Resignation and Removal of the Trustee...............................................101
         Section 8.08      Successor Trustee....................................................................102
         Section 8.09      Merger or Consolidation of the Trustee...............................................103
         Section 8.10      Appointment of Co-Trustee or Separate Trustee........................................103
         Section 8.11      Tax Matters..........................................................................104

ARTICLE NINE TERMINATION .......................................................................................107

                                                                                                               Page
                                                                                                               ----
         Section 9.01      Termination upon Liquidation or Purchase of the Mortgage Loans.......................107
         Section 9.02      Final Distribution on the Certificates...............................................108
         Section 9.03      Additional Termination Requirements..................................................109

ARTICLE TEN MISCELLANEOUS PROVISIONS............................................................................110

         Section 10.01     Amendment............................................................................110
         Section 10.02     Recordation of Agreement; Counterparts...............................................112
         Section 10.03     Governing Law........................................................................112
         Section 10.04     Intention of Parties.................................................................112
         Section 10.05     Notices. 112
         Section 10.06     Severability of Provisions...........................................................113
         Section 10.07     Assignment...........................................................................113
         Section 10.08     Limitation on Rights of Certificateholders...........................................114
         Section 10.09     Inspection and Audit Rights..........................................................114
         Section 10.10     Certificates Nonassessable and Fully Paid............................................115
         Section 10.11     Official Record......................................................................115
         Section 10.12     Protection of Assets.................................................................115
         Section 10.13     Qualifying Special Purpose Entity....................................................115
         Section 10.14     Third Party Beneficiary..............................................................115


ARTICLE ELEVEN EXCHANGE ACT REPORTING...........................................................................116

         Section 11.01     Filing Obligations...................................................................116
         Section 11.02     Form 10-D Filings....................................................................116
         Section 11.03     Form 8-K Filings.....................................................................117
         Section 11.04     Form 10-K Filings....................................................................117
         Section 11.05     Sarbanes-Oxley Certification.........................................................118
         Section 11.06     Form 15 Filing.......................................................................118
         Section 11.07     Report on Assessment of Compliance and Attestation...................................118
         Section 11.08     Use of Subcontractors................................................................119
         Section 11.09     Amendments...........................................................................120

                                                                                                               Page
                                                                                                               ----
                                                         SCHEDULES

Schedule I:          Mortgage Loan Schedule...................................................................S-I-1
Schedule II:         Representations and Warranties of the Seller/Servicer...................................S-II-1
Schedule III:        Representations and Warranties as to the Mortgage Loans................................S-III-1
Schedule IV:         Form of Monthly Report..................................................................S-IV-1

                                                          EXHIBITS

Exhibit A:           Form of Senior Certificate (excluding Notional Amount Certificates)........................A-1
Exhibit B:           Form of Subordinated Certificate...........................................................B-1
Exhibit C:           Form of Class A-R Certificate..............................................................C-1
Exhibit D:           Form of Notional Amount Certificate........................................................D-1
Exhibit E            Form of Reverse of Certificates............................................................E-1
Exhibit F:           Form of Class P Certificates...............................................................F-1
Exhibit G-1:         Form of Initial Certification of Trustee.................................................G-1-1
Exhibit G-2:         [Reserved]...............................................................................G-2-1
Exhibit G-3:         Form of Delay Delivery Certification.....................................................G-3-1
Exhibit G-4:         [Reserved]...............................................................................G-4-1
Exhibit H-1:         Form of Final Certification of Trustee...................................................H-1-1
Exhibit H-2:         [Reserved]...............................................................................H-2-1
Exhibit I:           Form of Transfer Affidavit.................................................................I-1
Exhibit J:           Form of Transferor Certificate.............................................................J-1
Exhibit K:           Form of Investment Letter (Non-Rule 144A)..................................................K-1
Exhibit L:           Form of Rule 144A Letter...................................................................L-1
Exhibit M:           Form of Request for Release (for Trustee)..................................................M-1
Exhibit N:           Request for Release of Documents...........................................................N-1
Exhibit O:           [Reserved].................................................................................O-1
Exhibit P:           [Reserved].................................................................................P-1
Exhibit Q            [Reserved].................................................................................Q-1
Exhibit R            Form of Performance Certification (Trustee)................................................R-1
Exhibit S            Form of Servicing Criteria to be Addressed in Assessment
                     of Compliance Statement....................................................................S-2
Exhibit T            Form of List of Item 1119 Parties..........................................................T-1
Exhibit U            Form of Sarbanes-Oxley Certification.......................................................U-1

      THIS POOLING AND SERVICING AGREEMENT, dated as of April 1, 2006, among INDYMAC MBS, INC., a Delaware corporation, as depositor (the "Depositor"), IndyMac Bank, F.S.B. ("IndyMac"), a federal savings bank, as seller (in that capacity, the "Seller") and as Servicer (in that capacity, the "Servicer"), and Deutsche Bank National Trust Company, a national banking association, as trustee (the "Trustee"),

                          W I T N E S S E T H T H A T

      In consideration of the mutual agreements set forth in this Agreement, the parties agree as follows:

                             PRELIMINARY STATEMENT


      The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. As provided in this Agreement, the Trustee shall elect that the Trust Fund (exclusive of the Carryover Reserve
Fund) be treated for federal income tax purposes as comprising four real estate mortgage investment conduits (each, a "REMIC" or, in the alternative, "REMIC 1", "REMIC 1," "REMIC 2," and the "Master REMIC"). Each Certificate, other than the Class R Certificate, will represent ownership of one or more regular interests in the Master REMIC for purposes of the REMIC Provisions. The Class R represents ownership of the sole class of residual interest in each REMIC created under this Agreement. The Master REMIC will hold as assets the several classes of uncertificated REMIC 2 Interests (other than the Class R-2 Interest). REMIC 2 will hold as assets the several classes of uncertificated REMIC 1 Interests (other than the Class R-1 Interest). REMIC 1 will hold as assets all property of the Trust Fund other than the Carryover Reserve Fund. Each REMIC 2 Interest (other than the Class R-2 Interest) is hereby designated as a regular interest in REMIC 2. Each REMIC 1 Interest (other than the Class R-1 Interest) is hereby designated as a regular interest in REMIC 1. The latest possible maturity date of all REMIC regular interests created in this Agreement shall be the Latest Possible Maturity Date. All amounts in respect of waived Prepayment Charges paid by the Servicer to the Class P Certificates pursuant to the second paragraph of Section 3.20 will be treated as paid directly by the Servicer to the Class P Certificates and not as paid by or through any REMIC created under this Agreement.

REMIC 1

The REMIC 1 Interests will have the Initial Principal Balances, Pass-Through Rates and corresponding Loan Groups as set forth in the following table:


                                                     Initial Principal                           Corresponding Loan
                REMIC 1 Interests                         Balance           Pass-Through Rate           Group
                -----------------                         -------           -----------------           -----
Class A-1  (0.9% of SP Loan Group 1)                        (1)                    (2)                    1
Class B-1  (0.1% of SP Loan Group 1)                        (1)                    (2)                    1
Class C-1  (Excess of Loan Group 1)                         (1)                    (2)                    1
Class A-2  (0.9% of SP Loan Group 2)                        (1)                    (2)                    2
Class B-2  (0.1% of SP Loan Group 2)                        (1)                    (2)                    2
Class C-2  (Excess of Loan Group 2)                         (1)                    (2)                    2
Class R-1                                                   (3)                    (3)                   N/A

---------------

(1) Each Class A Interest will have a principal balance initially equal to 0.9% of the Subordinated Portion ("SP") of its corresponding Loan Group. Each Class B Interest will have a principal balance initially equal to 0.1% of the SP of its corresponding Loan Group. The initial principal balance of each Class C Interest will equal the excess of the initial aggregate principal balance of its corresponding Loan Group over the initial aggregate principal balances of the Class A and Class B Interests corresponding to such Loan Group.

(2) The Net Rate Cap for its Corresponding Loan Group.

(3) The Class R-1 Interest is the sole class of residual interest in REMIC 1. It has no principal balance and pays no principal or interest.

      On each Distribution Date, the Available Funds shall be distributed with respect to the REMIC 1 Interests in the following manner:

(1) Interest is to be distributed with respect to each REMIC 1 Interest according to the formulas described above;

(2) If no Cross-Over Situation exists with respect to any Class of Interests, then Principal Amounts, Deferred Interest and Realized Losses arising with respect to each Loan Group will be allocated: first to cause the Loan Group's corresponding Class A and Class B to equal, respectively, 0.9% of the SP and 0.1% of the SP; and second to the Loan Group's corresponding Class C Interest;

(3) If a Cross-Over Situation exists with respect to the Class A and Class B Interests then:

      (a) if the Calculation Rate in respect of the outstanding Class A and Class B Interests is less than the Net Rate Cap in respect of the Subordinate Certificates (the "Subordinate WAC Cap"), Principal Relocation Payments will be made proportionately to the outstanding Class A Interests prior to any other distributions of principal from each such Loan Group; and

      (b) if the Calculation Rate in respect of the outstanding Class A and Class B Interests is greater than the Subordinate WAC Cap, Principal Relocation Payments will be made proportionately to the outstanding Class B Interests prior to any other distributions of principal from each such Loan Group.

In case of either (a) or (b), Principal Relocation Payments will be made so as to cause the Calculation Rate in respect of the outstanding Class A and Class B Interests to equal the Subordinate WAC Cap. With respect to each Loan Group, if (and to the extent that) the sum of (a) the principal payments comprising the Principal Amount received during the Due Period and (b) the Realized Losses, are insufficient to make the necessary reductions of principal on the Class A and Class B Interests, then interest will be added to the Loan Group's other REMIC 1 Interests that are not receiving Principal Relocation Payments, in proportion to their principal balances.

      (c) Unless otherwise required to achieve the Calculation Rate, the outstanding aggregate Class A and Class B Interests for all Loan Groups will not be reduced below 1% of the excess of (i) the aggregate outstanding principal balances of the Mortgage Loans as of the end of any Due Period (reduced by Principal Prepayments received after the Due Period that are to be distributed on the Distribution Date related to the Due Period) over (ii) the Certificate Balance of the Senior Certificates for all Loan Groups as of the related Distribution Date (after taking into account distributions of principal on such Distribution Date).

If (and to the extent that) the limitation in paragraph (c) prevents the distribution of principal to the Class A and Class B Interests of a Loan Group, and if the Loan Group's Class C Interest has already been reduced to zero, then the excess principal from that Loan Group will be paid to the Class C Interests of the other Loan Group, the aggregate Class A and Class B Interests of which are less than 1% of the SP. If the pass through rate in respect of the Class C Interest that receives such payment is less than the pass through rate in respect of the Class C that corresponds to the Loan Group that makes the payment, then the payment will be treated by the REMIC 1 as a Realized Loss. Conversely, if the pass through rate in respect of the Class C Interest that receives such payment is greater than the pass through rate in respect of the Class C that corresponds to the Loan Group that makes the payment, then the payment will be treated by the REMIC 1 as a reimbursement for prior Realized Losses.


REMIC 2

The REMIC 2 Interests will have the Initial Principal Balances, Pass-Through Rates and Corresponding Certificate Classes as set forth in the following table:

                              Principal          Pass-Through
     REMIC 2 Interests        Balances                Rate           Corresponding Certificates Classes
     -----------------        --------                ----           ----------------------------------
Class 2-1-A-1A                        (1)             (2)           Class 1-A-1A
Class 2-1-A-1B                        (1)             (2)           Class 1-A-1B
Class 2-2-A-1A                        (1)             (2)           Class 2-A-1A
Class 2-2-A-1B                        (1)             (2)           Class 2-A-1B
Class 2-2-A-1C                        (1)             (2)           Class 2-A-1C
Class 2-M-1                           (1)             (2)           Class M-1
Class 2-M-2                           (1)             (2)           Class M-2
Class 2-M-3                           (1)             (2)           Class M-3
Class 2-M-4                           (1)             (2)           Class M-4
Class 2-M-5                           (1)             (2)           Class M-5
Class 2-M-6                           (1)             (2)           Class M-6
Class 2-M-7                           (1)             (2)           Class M-7
Class 2-M-8                           (1)             (2)           Class M-8
Class 2-M-9                           (1)             (2)           Class M-9
Class 2-M-10                          (1)             (2)           Class M-10
Class 2-Accrual                       (1)             (2)           N/A
Class R-2                             (3)             (3)           N/A
---------------

(1) On each Distribution Date, Principal Amounts, Net Deferred Interest and Realized Losses will be allocated to the REMIC 2 Interests in such a manner that, following such allocations: (i) the principal balances of the REMIC 2 Interests (other than the Class 2-Accrual and Class R-2 Interests) (collectively, the "REMIC 2 Accretion Directed Classes") will equal 50% of the Certificate Balance of their Corresponding Certificates for such Distribution Date, (ii) the Class 2-Accrual Interest will have a principal balance equal to 50% of the aggregate principal balance of the Mortgage Loans plus 50% of the Overcollateralized Amount.

(2) The weighted average Adjusted Net Mortgage Rate on the Mortgage Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), divided by (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the due date in the prior calendar month.

 (3) The Class R-2 Interest is the sole class of residual interest in REMIC 2. It has no principal balance and pays no principal or interest.

                               The Master REMIC

      The following table sets forth the Class Designation, Initial Class Certificate Balance, Pass-Through Rate, Minimum Denominations and Integral Multiples in excess thereof in respect of the Certificates, each of which (other than the Class R Certificates) is hereby designated a regular interest in the Master REMIC, in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount):

=================================================================================================================
                        Initial Class          Pass-Through                              Integral Multiples in
Class Designation    Certificate Balance           Rate          Minimum Denomination      Excess of Minimum
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Class 1-A-1A        $650,332,000.00           Variable(1)              $ 25,000               $1,000
-----------------------------------------------------------------------------------------------------------------
Class 1-A-1B        $162,583,0000.00          Variable(1)              $ 25,000               $1,000
-----------------------------------------------------------------------------------------------------------------
Class 2-A-1A        $547,979,000.00           Variable(2)              $ 25,000               $1,000
-----------------------------------------------------------------------------------------------------------------
Class 2-A-1B        $228,325,000.00           Variable(2)              $ 25,000               $1,000
-----------------------------------------------------------------------------------------------------------------
Class 2-A-1C        $136,994,000.00           Variable(2)              $ 25,000               $1,000
-----------------------------------------------------------------------------------------------------------------
Class M-1           $43,062,000.00            Variable(2)              $ 25,000               $1,000
-----------------------------------------------------------------------------------------------------------------
Class M-2           $26,211,000.00            Variable(2)              $ 25,000               $1,000
-----------------------------------------------------------------------------------------------------------------
Class M-3           $9,361,000.00             Variable(2)              $ 25,000               $1,000
-----------------------------------------------------------------------------------------------------------------
Class M-4           $7,489,000.00             Variable(2)              $ 25,000               $1,000
-----------------------------------------------------------------------------------------------------------------
Class M-5           $8,425,000.00             Variable(2)              $ 25,000               $1,000
-----------------------------------------------------------------------------------------------------------------
Class M-6           $6,553,000.00             Variable(2)              $ 25,000               $1,000
-----------------------------------------------------------------------------------------------------------------
Class M-7           $6,553,000.00             Variable(2)              $ 25,000               $1,000
-----------------------------------------------------------------------------------------------------------------
Class M-8           $6,553,000.00             Variable(2)              $ 25,000               $1,000
-----------------------------------------------------------------------------------------------------------------


                                      4

-----------------------------------------------------------------------------------------------------------------
Class M-9           $6,553,000.00             Variable(2)              $ 25,000               $1,000
-----------------------------------------------------------------------------------------------------------------
Class M-10          $9,361,000.00             Variable(2)              $ 25,000               $1,000
-----------------------------------------------------------------------------------------------------------------
Class C                      (3)                    (4)                  N/A                      N/A
-----------------------------------------------------------------------------------------------------------------
Class P                    $100.00                  (5)                  N/A                      N/A
-----------------------------------------------------------------------------------------------------------------
Class R                      N/A                    N/A                  N/A                      N/A
=================================================================================================================


1. The Pass-Through Rate for this Class of Certificates for any Interest Accrual Period for any Distribution Date will be a per annum rate equal to the least of (i) MTA for that Distribution Date plus the Pass-Through Margin for that Class and that Interest Accrual Period, (ii) the applicable Net Rate Cap for that Class for that Distribution Date and
      (iii) the Maximum Rate Cap. Solely for federal income tax purposes, the Pass-Through Rate on the first three Distribution Dates will equal the fixed rate produced by the sum of LIBOR and the applicable Pass-Through Margin for such Distribution Date, and for all subsequent Distribution Dates, all monies received by such Certificates in excess of the Net Rate Cap will be treated as paid pursuant to a limited recourse interest rate cap agreement as provided in Section 8.11.

2. The Pass-Through Rate for this Class of Certificates for any Interest Accrual Period for any Distribution Date will be a per annum rate equal to the least of (i) LIBOR for that Distribution Date plus the Pass-Through Margin for that Class and that Interest Accrual Period,
      (ii) the applicable Net Rate Cap for that Class for that Distribution Date and (iii) the Maximum Rate Cap. Solely for federal income tax purposes, the Pass-Through Rate on the first three Distribution Dates will equal the fixed rate produced by the sum of LIBOR and the applicable Pass-Through Margin for such Distribution Date, and for all subsequent Distribution Dates, all monies received by such Certificates in excess of the Net Rate Cap will be treated as paid pursuant to a limited recourse interest rate cap agreement as provided in Section 8.11.

3. For federal income tax purposes, the Class C Certificates will represent two classes of regular interests issued by the Master REMIC, (i) a class that does not accrue interest and has a principal balance equal to the Overcollateralized Amount as of the Closing Date, and (ii) a class that is not entitled to principal and has a notional balance equal to the sum of the principal balances of the REMIC 3 Regular Interests (excluding the Class R-2 Interests).

4. For each Interest Accrual Period the Class C Certificates are entitled to the "Class C Distributable Amount," which shall consist of (i) a specified portion of the interest on each of the REMIC 2 Regular Interests (excluding the Class R-2 Interests) in an amount equal to the excess of: (a) over the weighted average pass-through rate in respect of such REMIC 2 Regular Interests over (b) the product of two and the weighted average pass-through rate in respect of such REMIC 2 Regular Interests treating each of the REMIC 2 Accretion Directed Classes as subject to a cap and a floor equal to the pass-through rate in respect of the Corresponding Class Certificate of each such REMIC 2 Regular Interest and the Class 2-Accrual Interest as subject to a cap equal to 0.00%, and (ii) collections of scheduled principal and principal prepayments allocated to the class of regular interests referenced in clause (i) of Note (2) above.

5. The Class P Certificates will not bear interest and will be entitled to all Prepayment Charge Amounts. All amounts paid pursuant to clause (i) of the definition of Prepayment Charge Amounts will be treated as paid by the Master REMIC to the Class P Certificates. All amounts paid pursuant to clause (ii) of the definition of Prepayment Charge Amounts will be treated as paid directly by the Servicer to the Class P Certificates and not as paid by or through any REMIC created under this Agreement.

      The foregoing REMIC structure is intended to cause all REMIC regular interest, without creating any shortfall--actual or potential (other than for credit losses) to any REMIC regular interest.

      For any purpose for which the Pass-Through Rates (other than in the Master REMIC) are calculated, the interest rate on the Mortgage Loans shall be appropriately adjusted to account for the difference between the monthly day count convention of the Mortgage Loans and the monthly day count convention of the regular interests issued by each of the REMICs. For purposes of calculating the Pass-Through Rates for each of the interests issued by each REMIC (other than the Master REMIC) created hereunder such rates shall be adjusted to equal a monthly day count convention based on a 30 day month for each Due Period and a 360-day year so that the Mortgage Loans and all regular interests will be using the same monthly day count convention.

         Set forth below are designations of Classes of Certificates to the categories used in this Agreement:

Accretion Directed Certificates..........  None.

Accrual Certificates.....................  None.

Book-Entry Certificates..................  All Classes of Certificates other than the Physical Certificates.

COFI Certificates........................  None.

Components...............................  None.

Component Certificates...................  None.

Delay Certificates.......................  None.

ERISA-Restricted Certificates............  The Private Certificates; and
                                           Certificates of any Class that
                                           ceases to satisfy the rating
                                           requirement of the Underwriter's
                                           Exemption.


Group 1 Senior Certificates..............  Class 1-A-1A and Class 1-A-1B
                                           Certificates.

Group 1 Certificates.....................  Group 1 Senior Certificates and the
                                           portion of the Subordinated
                                           Certificates related to Loan Group
                                           1.

Group 2 Senior Certificates..............  Class 2-A-1 and Class 2-A-2
                                           Certificates.

Group 2 Certificates.....................  Group 2 Senior Certificates and the
                                           portion of the Subordinated
                                           Certificates related to Loan Group
                                           2.

Floating Rate Certificates...............  LIBOR Certificates and MTA
                                           Certificates

LIBOR Certificates.......................  Group 2 Senior Certificates and the
                                           Subordinated Certificates.

MTA Certificates.........................  Class 1-A-1A and Class 1-A-1B
                                           Certificates.

Non-Delay Certificates...................  All LIBOR Certificates.

Notional Amount Certificates.............  None.

Notional Amount Components...............  None.

Offered Certificates.....................  All Classes of Certificates other than the Private Certificates.

Physical Certificates....................  The Private Certificates.

Planned Principal Classes................  None.

Principal Only Certificates..............  None.

Principal Only Components................  None.

Private Certificates.....................  Class C, Class P and Class R
                                           Certificates.

Rating Agencies..........................  Moody's and S&P.

Regular Certificates.....................  All Classes of Certificates other than the Class R Certificates.

Residual Certificate.....................  Class R Certificates.

Senior Certificates......................  Class 1-A-1A, Class 1-A-1B, Class
                                           2-A-1A, Class 2-A-1B, and Class
                                           2-A-1C Certificates.

Senior Certificate Group.................  The Group 1 Senior Certificates or
                                           the Group 2 Senior Certificates.

Subordinated Certificates................  Class M-1, Class M-2, Class M-3,
                                           Class M-4, Class M-5, Class M-6,
                                           Class M-7, Class M-8, Class M-9 and
                                           Class M-10 Certificates.

Targeted Principal Classes...............  None.

Targeted Principal Component.............  None.

      With respect to any of the foregoing designations as to which the corresponding reference is "None," all defined terms and provisions in this Agreement relating solely to such designations shall be of no force or effect, and any calculations in this Agreement incorporating references to such designations shall be interpreted without reference to such designations and amounts. Defined terms and provisions in this Agreement relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

                                 ARTICLE One

                                  DEFINITIONS

      Section 1.01 Definitions.

      Unless the context requires a different meaning, capitalized terms are used in this Agreement as defined below.

      Accretion Directed Certificates: As specified in the Preliminary
Statement.

      Accretion Direction Rule: Not applicable.

      Accrual Amount: With respect to any Accrual Certificates and any Distribution Date prior to the Accrual Termination Date, the amount allocable to interest on such Class of Accrual Certificates with respect to such Distribution Date pursuant to Section 4.02(a)(i).

      Accrual Certificates: As specified in the Preliminary Statement.

      Accrual Termination Date: Not applicable.

      Additional Designated Information: As defined in Section 11.02.

      Adjusted Cap Rate: For a Class of Certificates and any Distribution Date, the related Net Rate Cap, computed for this purpose by first reducing the weighted average of the Adjusted Net Mortgage Rate of the related Mortgage Loans by a per annum rate equal to (i) the product of (a) the Net Deferred Interest for the related Mortgage Loans for that Distribution Date and (B) 12, divided by (ii) the aggregate Stated Principal Balance of the related Mortgage Loans as of the Due Date in the month prior to that Distribution Date (after giving effect to Principal Prepayments in the Prepayment Period related to that prior Due Date).

      Adjusted Mortgage Rate: As to each Mortgage Loan and at any time, the per annum rate equal to the Mortgage Rate less the Servicing Fee Rate.

      Adjusted Net Mortgage Rate: As to each Mortgage Loan and any Distribution Date, the per annum rate equal to the Mortgage Rate of that Mortgage Loan (as of the Due Date in the month preceding the month in which such Distribution Date occurs) less the Expense Fee Rate for that Mortgage Loan.

      Adjustment Date: A date specified in each Mortgage Note as a date on which the Mortgage Rate on the related Mortgage Loan is subject to adjustment.

      Advance: As to a Loan Group, the payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 4.01, the amount of any such payment being equal to the aggregate of payments of principal and interest (net of the Servicing Fee) on the Mortgage Loans in such Loan Group that were due during the related Due Period and not received as of the close of business on the related Determination Date, together with an amount equivalent to interest on each REO Property, net of any net income from such REO Property, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

      Advance Notice: As defined in Section 4.01(b).

      Advance Deficiency: As defined in Section 4.01(b).

      Affiliate: With respect to any Person, any other Person controlling, controlled or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract, or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing. Affiliates also include any entities consolidated with the requirements of generally accepted accounting principles.

      Aggregate Insurer Premium: With respect to any Distribution Date, the product of (a) 0.05% per annum and (b) the aggregate Class Certificate Balance of the Class 1-A-1B and Class 2-A-1C Certificates immediately prior to that Distribution Date, calculated on an actual/360 basis.

      Agreement: This Pooling and Servicing Agreement and all amendments and supplements.

      Allocable Portion: As to any Distribution Date and Loan Group, the percentage equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group as of the Due Date in the prior month (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) and the denominator of which is the Pool Principal Balance as of the Due Date in the prior month (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date).

      Amount Held for Future Distribution: As to any Distribution Date and the Mortgage Loans in a Loan Group, the aggregate amount held in the Certificate Account at the close of business on the related Determination Date on account of (i) Principal Prepayments received after the last day of the related Prepayment Period and Liquidation Proceeds and Subsequent Recoveries relating to the Mortgage Loans in such Loan Group received in the month of such Distribution Date and (ii) all Scheduled Payments relating the Mortgage Loans in such Loan Group due after the related Due Date.

      Applied Realized Loss Amount: For any Distribution Date, the amount by which the aggregate Class Certificate Balance of the Offered Certificates exceeds the Pool Principal Balance for that Distribution Date. after giving effect to all Realized Losses incurred with respect to the Mortgage Loans during the related Due Period and distributions of principal on that Distribution Date.

      Appraised Value: With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be: (i) with respect to a Mortgage Loan other than a Refinance Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; and (ii) with respect to a Refinance Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinance Loan.

      Available Funds: As to any Distribution Date and the Mortgage Loans in a Loan Group, the sum of (a) the aggregate amount held in the Certificate Account at the close of business on the related Determination Date, including any Subsequent Recoveries with respect to Mortgage Loans in a Loan Group, net of the Amount Held for Future Distribution, net of Prepayment Charges and net of amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) - (viii), inclusive, of Section 3.09(a) and amounts permitted to be withdrawn from the Distribution Account pursuant to clauses (i) - (ii), inclusive, of Section 3.09(b), (b) the amount of the related Advance, (c) in connection with Defective Mortgage Loans in such Loan Group, as applicable, the aggregate of the Purchase Prices and

Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date, and (d) any amount deposited on the related Distribution Account Deposit Date pursuant to Section 3.10. The Holders of the Class P Certificates will be entitled to all Prepayment Charges received on the Mortgage Loans and such amounts will not be available for distribution to the Holders of any other Class of Certificates.

      Bankruptcy Code: The United States Bankruptcy Reform Act of 1978, as amended.

      Bankruptcy Coverage Termination Date: Not applicable.

      Bankruptcy Loss: Not applicable.

      Bankruptcy Loss Coverage Amount: Not applicable.

      Blanket Mortgage: The mortgage or mortgages encumbering a Cooperative Property.

      Book-Entry Certificates: As specified in the Preliminary Statement.

      Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the Certificate Insurer or banking institutions in the City of New York, New York, the State of California or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

      Calculation Rate: For each Distribution Date, the product of (i) 10 and
(ii) the weighted average rate of the outstanding Class A-1, Class A-2, Class B-1 and Class B-2 Interests, treating each of the Class A-1 and Class A-2 Interests as having an interest rate equal to 0.00% per annum.

      Cap Counterparty: IXIS Financial Products Inc.

      Carryover Reserve Fund: The separate Eligible Account created and maintained by the Trustee pursuant to Section 4.06.



      Certificate: Any one of the certificates issued by the Trust Fund and executed by the Trustee in substantially the forms attached as exhibits.

      Certificate Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.06(d) with a depository institution in the name of the Servicer for the benefit of the Trustee on behalf of Certificateholders and designated "IndyMac Bank, F.S.B., in trust for the registered holders of IndyMac INDX Mortgage Loan Trust 2006-AR6, Mortgage Pass-Through Certificates, Series 2006-AR6."

      Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled under this Agreement, such amount being equal to the Denomination thereof (A) minus the sum of (i) all distributions of principal previously made with respect thereto and (ii) all Applied Realized Loss Amounts allocated to that Certificate and, in the case of any Subordinated Certificates, all other reductions in Certificate Balance previously allocated to that Certificate pursuant to Section 4.05, (B) plus the amount of Net Deferred Interest allocated to that Certificate pursuant to Section 4.04 prior to the date of determination and (C) in the case of any Class of

Accrual Certificates, plus the Accrual Amount added to the Class Certificate Balance of such Class prior to such date.

      Certificate Group: Either the Group 1 Certificates or the Group 2 Certificates.

      Certificate Insurer: XL Capital Assurance Inc. in its capacity as insurer under the Policy, and any permitted successor or assign.

      Certificate Insurer Contact Person: The officer designated by the Servicer to provide information to the Certificate Insurer pursuant to Section 4.10(i).

      Certificate Insurer Default: As defined in Section 4.10(l). -

      Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of the Book-Entry Certificate. For the purposes of this Agreement, in order for a Certificate Owner to enforce any of its rights under this Agreement, it shall first have to provide evidence of its beneficial ownership interest in a Certificate that is reasonably satisfactory to the Trustee, the Depositor and/or the Servicer, as applicable.

      Certificate Register: The register maintained pursuant to Section 5.02.

      Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor is not Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect a consent has been obtained, except that if the Depositor or its affiliates own 100% of the Percentage Interests evidenced by a Class of Certificates, the Certificates shall be Outstanding for purposes of any provision of this Agreement requiring the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

      Certification Party: As defined in Section 11.05.

      Certifying Person: As defined in Section 11.05.

      Class: All Certificates bearing the same class designation as set forth in the Preliminary Statement.

      Class 1-A-1B Policy Premium Rate: For each Distribution Date, the quotient of (1) the product of (a) the Aggregate Insurer Premium, (b) the fraction, expressed as a percentage, (A) the numerator of which is the Class Certificate Balance of the Class 1-A-1B Certificates immediately prior to that Distribution Date, and (B) the denominator of which is equal to the aggregate Class Certificate Balance of the Class 1-A-1B and Class 2-A-1C Certificates, in each case, immediately prior to that Distribution Date and (c) 12, divided by (2) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the Due Date in the prior calendar month.

      Class 2-A-1C Policy Premium Rate: For each Distribution Date, the quotient of (1) the product of (a) the Aggregate Insurer Premium, (b) the fraction, expressed as a percentage, (A) the numerator of which is the Class Certificate Balance of the Class 2-A-1C Certificates immediately prior to that Distribution Date, and (B) the denominator of which is equal to the aggregate Class Certificate Balance of the Class 1-A-1B and Class 2-A-1C Certificates, in each case, immediately prior to that Distribution Date and (c) 12, divided by (2) the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the Due Date in the prior calendar month.

      Class A Interest: Each of the Class A-1 and Class A-2 Interests.

      Class B Interest: Each of the Class B-1 and Class B-2 Interests.

      Class C Interest: Each of the Class C-1 and Class C-2 Interests.

      Class Certificate Balance: For any Class (other than the Notional Amount Certificates) as of any date of determination, the aggregate of the Certificate Balances of all Certificates of the Class as of that date. Exclusively for purposes of determining any subrogation rights of the Certificate Insurer arising under Section 4.09, the "Class Certificate Balance" of the Class 1-A-1B and Class 2-A-1C Certificates will not be reduced by the amount of any payments made by the Certificate Insurer in respect to principal on those Certificates under the Policy, except to the extent such payment has been reimbursed to the Certificate Insurer pursuant to the provisions of this Agreement.

      Class M-1 Principal Distribution Amount: For any Distribution Date, an amount equal, on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to that Distribution Date, to the amount, if any, by which (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Certificates, after giving effect to distributions on that Distribution Date and after allocation of any Net Deferred Interest for that Distribution Date, and (ii) the Class Certificate Balance of the Class M-1 Certificates after allocation of any Net Deferred Interest for that Distribution Date but prior to any distributions on that Distribution Date exceeds (y) the Class M-1 Target Amount for that Distribution Date.

      Class M-1 Target Amount: For any Distribution Date, an amount equal to the lesser of (a) the product of (1) (i) for each Distribution Date prior to the Distribution Date in May 2012, 86.25%; and (ii) thereafter, 89.00% and (2) the Pool Principal Balance for that Distribution Date determined as of the last day of the related Due Period (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) and (b) the amount, if any, by which (1) the Pool Principal Balance for that Distribution Date determined as of the last day of the related Due Period (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) exceeds (2) the OC Floor.

      Class M-2 Principal Distribution Amount: For any Distribution Date, an amount equal, on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to that Distribution Date, to the amount, if any, by which (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Certificates and Class M-1 Certificates, in each case after giving effect to distributions on that Distribution Date and after allocation of any Net Deferred Interest for that Distribution Date, and (ii) the Class Certificate Balance of the Class M-2 Certificates after allocation of any Net Deferred Interest for that Distribution Date but prior to any distributions on that Distribution Date exceeds (y) the Class M-2 Target Amount for that Distribution Date.

      Class M-2 Target Amount: For any Distribution Date, an amount equal to the lesser of (a) the product of (1) (i) for each Distribution Date prior to the Distribution Date in May 2012, 89.75%; and (ii) thereafter, 91.80% and (2) the Pool Principal Balance for that Distribution Date determined as of the last day of the related Due Period (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) and (b) the amount, if any, by which (1) the aggregate Stated Principal Balance for that Distribution Date determined as of the last day of the related Due Period (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) exceeds (2) the OC Floor.

      Class M-3 Principal Distribution Amount: For any Distribution Date, an amount equal, on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to that Distribution Date, to the amount, if any, by which (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Certificates, Class M-1 Certificates and Class M-2 Certificates, in each case after giving effect to distributions on that Distribution Date and after allocation of any Net Deferred Interest for that Distribution Date, and
(ii) the Class Certificate Balance of the Class M-3 Certificates after allocation of any Net Deferred Interest for that Distribution Date but prior to any distributions on that Distribution Date exceeds (y) the Class M-3 Target Amount for that Distribution Date.

      Class M-3 Target Amount: For any Distribution Date, an amount equal to the lesser of (a) the product of (1) (i) for each Distribution Date prior to the Distribution Date in May 2012, 91.00%; and (ii) thereafter, 92.80% and (2) the Pool Principal Balance for that Distribution Date determined as of the last day of the related Due Period (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) and (b) the amount, if any, by which (1) the aggregate Stated Principal Balance for that Distribution Date determined as of the last day of the related Due Period (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) exceeds (2) the OC Floor.

      Class M-4 Principal Distribution Amount: For any Distribution Date, an amount equal, on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to that Distribution Date, to the amount, if any, by which (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Certificates, Class M-1 Certificates, Class M-2 Certificates and Class M-3 Certificates, in each case after giving effect to distributions on that Distribution Date and after allocation of any Net Deferred Interest for that Distribution Date, and (ii) the Class Certificate Balance of the Class M-4 Certificates after allocation of any Net Deferred Interest for that Distribution Date but prior to any distributions on that Distribution Date exceeds (y) the Class M-4 Target Amount for that Distribution Date.

      Class M-4 Target Amount: For any Distribution Date, an amount equal to the lesser of (a) the product of (1) (i) for each Distribution Date prior to the Distribution Date in May 2012, 92.00%; and (ii) thereafter, 93.60% and (2) the Pool Principal Balance for that Distribution Date determined as of the last day of the related Due Period (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) and (b) the amount, if any, by which (1) the aggregate Stated Principal Balance for that Distribution Date determined as of the last day of the related Due Period exceeds (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) (2) the OC Floor.

      Class M-5 Principal Distribution Amount: For any Distribution Date, an amount equal, on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to that Distribution Date, to the amount, if any, by which (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class M-4 Certificates, in each case after giving effect to distributions on that Distribution Date and after allocation of any Net Deferred Interest for that Distribution Date, and (ii) the Class Certificate Balance of the Class M-5 Certificates after allocation of any Net Deferred Interest for that Distribution Date but prior to any distributions on that Distribution Date exceeds (y) the Class M-5 Target Amount for that Distribution Date.

      Class M-5 Target Amount: For any Distribution Date, an amount equal to the lesser of (a) the product of (1) (i) for each Distribution Date prior to the Distribution Date in May 2012, 93.125%; and (ii) thereafter, 94.50% and (2) the Pool Principal Balance for that Distribution Date determined as of the last day of the related Due Period (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) and (b) the amount, if any, by which (1) the aggregate Stated Principal Balance for that Distribution Date determined as of the last day of the related Due Period exceeds (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date)
(2) the OC Floor.

      Class M-6 Principal Distribution Amount: For any Distribution Date, an amount equal, on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to that Distribution Date, to the amount, if any, by which (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates and Class M-5 Certificates, in each case after giving effect to distributions on that Distribution Date and after allocation of any Net Deferred Interest for that Distribution Date, and (ii) the Class Certificate Balance of the Class M-6 Certificates after allocation of any Net Deferred Interest for that Distribution Date but prior to any distributions on that Distribution Date exceeds (y) the Class M-6 Target Amount for that Distribution Date.

      Class M-6 Target Amount: For any Distribution Date, an amount equal to the lesser of (a) the product of (1) (i) for each Distribution Date prior to the Distribution Date in May 2012, 94.00%; and (ii) thereafter,95.20% and (2) the Pool Principal Balance for that Distribution Date determined as of the last day of the related Due Period (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) and (b) the amount, if any, by which (1) the aggregate Stated Principal Balance for that Distribution Date determined as of the last day of the related Due Period exceeds (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) (2) the OC Floor.

      Class M-7 Principal Distribution Amount: For any Distribution Date, an amount equal, on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to that Distribution Date, to the amount, if any, by which (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates and Class M-6 Certificates, in each case after giving effect to distributions on that Distribution Date and after allocation of any Net Deferred Interest for that Distribution Date, and (ii) the Class Certificate Balance of the Class M-7 Certificates after allocation of any Net Deferred Interest for that Distribution Date but prior to any distributions on that Distribution Date exceeds (y) the Class M-7 Target Amount for that Distribution Date.

      Class M-7 Target Amount: For any Distribution Date, an amount equal to the lesser of (a) the product of (1) (i) for each Distribution Date prior to the Distribution Date in May 2012, 94.875%; and (ii) thereafter, 95.90% and
(2) the Pool Principal Balance for that Distribution Date determined as of the last day of the related Due Period (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) and (b) the amount, if any, by which (1) the aggregate Stated Principal Balance for that Distribution Date determined as of the last day of the related Due Period exceeds (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) (2) the OC Floor.

      Class M-8 Principal Distribution Amount: For any Distribution Date, an amount equal, on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to that Distribution Date, to the amount, if any, by which (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates, in each case after giving effect to distributions on that Distribution Date and after allocation of any Net Deferred Interest for that Distribution Date, and (ii) the Class Certificate Balance of the Class M-8 Certificates after allocation of any Net Deferred Interest for that Distribution Date but prior to any distributions on that Distribution Date exceeds (y) the Class M-8 Target Amount for that Distribution Date.

      Class M-8 Target Amount: For any Distribution Date, an amount equal to the lesser of (a) the product of (1) (i) for each Distribution Date prior to the Distribution Date in May 2012, 95.75%; and (ii) thereafter, 96.60% and (2) the Pool Principal Balance for that Distribution Date determined as of the last day of the related Due Period (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) and (b) the amount, if any, by which (1) the aggregate Stated Principal Balance for that Distribution Date determined as of the last day of the related Due Period exceeds (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) (2) the OC Floor.

      Class M-9 Principal Distribution Amount: For any Distribution Date, an amount equal, on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to that Distribution Date, to the amount, if any, by which (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates and Class M-8 Certificates, in each case after giving effect to distributions on that Distribution Date and after allocation of any Net Deferred Interest for that Distribution Date, and (ii) the Class Principal Amount of the Class M-9 Certificates after allocation of any Net Deferred Interest for that Distribution Date but prior to any distributions on that Distribution Date exceeds (y) the Class M-9 Target Amount for that Distribution Date.

      Class M-9 Target Amount: For any Distribution Date, an amount equal to the lesser of (a) the product of (1) (i) for each Distribution Date prior to the Distribution Date in May 2012, 96.625%; and (ii) thereafter, 97.30% and
(2) the Pool Principal Balance for that Distribution Date determined as of the last day of the related Due Period (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) and (b) the amount, if any, by which (1) the aggregate Stated Principal Balance for that Distribution Date determined as of the last day of the related Due Period exceeds (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) (2) the OC Floor.

      Class M-10 Principal Distribution Amount: For any Distribution Date, an amount equal, on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to that Distribution Date, to the amount, if any, by which (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 and Class M-9 Certificates, in each case after giving effect to distributions on that Distribution Date and after allocation of any Net Deferred Interest for that Distribution Date, and
(ii) the Class Certificate Balance of the Class M-10 Certificates after allocation of any Net Deferred Interest for that Distribution Date but prior to any distributions on that Distribution Date exceeds (y) the Class M-10 Target Amount for that Distribution Date.

      Class M-10 Target Amount: For any Distribution Date, an amount equal to the lesser of (a) the product of (1) (i) for each Distribution Date prior to the Distribution Date in May 2012, 97.875%; and (ii) thereafter, 98.30% and
(2) the Pool Principal Balance for that Distribution Date determined as of the last day of the related Due Period (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) and (b) the amount, if any, by which (1) the aggregate Stated Principal Balance for that Distribution Date determined as of the last day of the related Due Period (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) exceeds (2) the OC Floor.

      Closing Date: April 28, 2006.

      CMT Index: Not applicable.

      Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

      COFI: Not applicable.

      COFI Certificates: Not applicable.

      Collection Account: As defined in Section 3.06(c).

      Commission: The United States Securities and Exchange Commission.

      Compensating Interest: For any Distribution Date, 0.125% multiplied by one-twelfth multiplied by the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the prior month. Co-op Shares: Shares issued by a Cooperative Corporation.

      Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and that governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under section 216 of the Code.

      Cooperative Loan: Any Mortgage Loan secured by Co-op Shares and a Proprietary Lease.

      Cooperative Property: The real property and improvements owned by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Co-op Shares of the Cooperative Corporation.

      Cooperative Unit: A single family dwelling located in a Cooperative Property.

      Corporate Trust Office: The designated office of the Trustee in the State of California at which at any particular time its corporate trust business with respect to this Agreement is administered, which office at the date of the execution of this Agreement is located at 1761 East St. Andrew Place, Santa Ana, California 92705, Attn: Mortgage Administration-IN06A6 (IndyMac MBS, Inc., IndyMac INDX Mortgage Loan Trust 2006-AR6, Mortgage Pass-Through Certificates, Series 2006-AR6), and which is the address to which notices to and correspondence with the Trustee should be directed.

      Cross-over Situation: For any Distribution Date and for any Loan Group (after taking into account principal distributions on such Distribution Date) a Cross-Over Situation exists with respect to the Class A and Class B Interests of the Loan Group if such interests in the aggregate are less than 1% of the Subordinated Portion of the related Loan Group.

      Cumulative Loss Trigger Event: With respect to a Distribution Date on or after the Stepdown Date occurs if the aggregate amount of Realized Losses on the Mortgage Loans from (and including) the Cut-off Date to (and including) the related Due Date (reduced by the aggregate amount of Subsequent Recoveries received from the Cut-off Date through the Prepayment Period related to that Due Date) exceeds the applicable percentage, for such Distribution Date, of the Cut-off Date Pool Principal Balance, as set forth below:

Distribution Date                   Percentage

May 2009 - April 2010.............  0.70% with respect to May 2009, plus an additional 1/12th of 0.25% for each month thereafter through April 2010

May 2010 - April 2011.............  0.95% with respect to May 2010, plus an additional 1/12th of 0.40% for each month thereafter through April 2011

May 2011 - April 2012.............  1.35% with respect to May 2011, plus an additional 1/12th of 0.10% for each month thereafter through April 2012

May 2012 and thereafter...........  1.45%


      Current Interest: With respect to each Class of Floating Rate Certificates and each Distribution Date, (x) the interest accrued at the applicable Pass-Through Rate for the applicable Interest Accrual Period on the Class Certificate Balance of that Class immediately prior to that Distribution Date minus (y) the Net Deferred Interest, if any, allocated to that Class for that Distribution Date.

      Cut-off Date: April 1, 2006.

      Cut-off Date Pool Principal Balance: $1,872,248,206.87.

      Cut-off Date Principal Balance: As to any Mortgage Loan, its Stated Principal Balance as of the close of business on the Cut-off Date.

      Debt Service Reduction: For any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for the Mortgage Loan that became final and non-appealable, except a reduction resulting from a Deficient Valuation or a reduction that results in a permanent forgiveness of principal.

      Defective Mortgage Loan: Any Mortgage Loan that is required to be repurchased pursuant to Section 2.02 or 2.03.

      Deferred Interest: With respect to each Mortgage Loan and each related Due Date, the excess, if any, of the amount of interest accrued on such Mortgage Loan from the preceding Due Date to such Due Date over the monthly payment due or received for such Due Date.

      Deficiency Amount: With respect to

      (A) each Distribution Date prior to the Last Scheduled Distribution Date and the Class 1-A-1B and Class 2-A-1C Certificates, an amount equal to the sum of (i) the excess, if any, of (a) the amount of Current Interest on the Class 1-A-1B and Class 2-A-1C Certificates net (without duplication) of any interest shortfalls resulting from Net Interest Shortfalls, Net Rate Carryover, Net Deferred Interest or Deferred Interest over (b) the amount of Available Funds allocated to pay such net amount to the Class 1-

A-1B and Class 2-A-1C Certificates on that Distribution Date, and (ii) the amount, if any, of Realized Losses allocable to the Class 1-A-1B and Class 2-A-1C Certificates on that date; and

      (B) the Last Scheduled Distribution Date and the Class 1-A-1B and Class 2-A-1C Certificates, an amount equal to the sum of (i) the excess, if any, of
(a) the amount of Current Interest on the Class 1-A-1B and Class 2-A-1C Certificates net (without duplication) of any interest shortfalls resulting from Net Interest Shortfalls, Net Rate Carryover, Net Deferred Interest or Deferred Interest over (b) the amount of Available Funds allocated to pay such net amount to the Class 1-A-1B and Class 2-A-1C Certificates on that Distribution Date and (ii) the Class Certificate Balance of all outstanding Class 1-A-1B and Class 2-A-1C Certificates on the Last Scheduled Distribution Date after taking into account all payments to be made to the Class 1-A-1B and Class 2-A-1C Certificates on that date, other than pursuant to a draw on the Policy on that Distribution Date.

      Deficient Valuation: For any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of the court that is final and non-appealable in a proceeding under the Bankruptcy Code.

      Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

      Delay Certificates: As specified in the Preliminary Statement.

      Delay Delivery Certification: A certification substantially in the form of Exhibit G-3.

      Delay Delivery Mortgage Loans: The Mortgage Loans identified on the Mortgage Loan Schedule for which all or a portion of a related Mortgage File is not delivered to the Trustee by the Closing Date. The Depositor shall deliver the Mortgage Files to the Trustee:

      (A) for at least 70% of the Mortgage Loans in each Loan Group, not later than the Closing Date and

      (B) for the remaining 30% of the Mortgage Loans in each Loan Group, not later than five Business Days following the Closing Date.

      To the extent that the Seller is in possession of any Mortgage File for any Delay Delivery Mortgage Loan, until delivery of the Mortgage File to the Trustee as provided in Section 2.01, the Seller shall hold the files as Servicer, as agent and in trust for the Trustee.

      Deleted Mortgage Loan: As defined in Section 2.03(c).


      Delinquency Trigger Event: With respect to any Distribution Date on or after the Stepdown Date, if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds, for Distribution Dates prior to May 2012, 35.94%, and, for Distribution Dates on or after May 2012, 40.00% of the Senior Enhancement Percentage for such Distribution Date.


      Delinquent: A Mortgage Loan is "Delinquent" if any monthly payment due on a Due Date is not made by the close of business on the next scheduled Due Date for such Mortgage Loan. A Mortgage Loan is "30 days Delinquent" if such monthly payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such monthly payment was due. The determination of whether a Mortgage Loan is "60 days Delinquent", "90 days Delinquent", etc. shall be made in a like manner.

      Denomination: For each Certificate, the amount on the face of the Certificate as the "Initial Certificate Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the Percentage Interest appearing on the face of the Certificate.

      Depositor: IndyMac MBS, Inc., a Delaware corporation, or its successor in interest.

      Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the UCC.

      Depository Participant: A broker, dealer, bank, or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      Determination Date: As to any Distribution Date, the 18th day of each month or if that day is not a Business Day the next Business Day, except that if the next Business Day is less than two Business Days before the related Distribution Date, then the Determination Date shall be the Business Day preceding the 18th day of the month.

      Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.06(e) in the name of the Trustee for the benefit of the Certificateholders and designated "Deutsche Bank National Trust Company in trust for registered holders of IndyMac INDX Mortgage Loan Trust 2006-AR6, Mortgage Pass-Through Certificates, Series 2006-AR6." Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

      Distribution Account Deposit Date: As to any Distribution Date, 12:30 P.M. Pacific time on the Business Day preceding the Distribution Date.

      Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates, or if that day is not a Business Day, the next Business Day, commencing in May 2006.

      Due Date: For any Mortgage Loan and Distribution Date, the first day of the month in which such Distribution Date occurs.

      Due Period: For any Distribution Date, the period commencing on the second day of the month preceding the month in which the Distribution Date occurs and ending on the first day of the month in which the Distribution Date occurs.

      EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

      Eligible Account: Any of

      (i) an account maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of the holding company, but only if Moody's is not a Rating Agency) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or

      (ii) [reserved], or

      (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity, or

      (iv) any other account acceptable to each Rating Agency.

      Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of the Underwriter's Exemption.

      ERISA-Restricted Certificate: As specified in the Preliminary Statement.

      Escrow Account: The Eligible Account or Accounts established and maintained pursuant to Section 3.07(a).

      Event of Default: As defined in Section 7.01.

      Excess Cashflow: With respect to any Distribution Date (i) the Interest Remittance Amount remaining after the distribution of interest to the Holders of the Certificates for that Distribution Date, (ii) the Overcollateralization Release Amount and (iii) any Principal Distribution Amount for that Distribution Date remaining after distributions of principal to the Offered Certificates.

      Excess Loss: Not applicable.

      Excess Proceeds: For any Liquidated Mortgage Loan, the excess of

      (a) all Liquidation Proceeds from the Mortgage Loan received in the calendar month in which the Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advances with respect to the Mortgage Loan pursuant to Section 3.09(a)(iii), over

      (b) the sum of (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the Due Date in the month in which the Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date for which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date applicable to the Distribution Date following the calendar month during which the liquidation occurred.

      Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      Exchange Act Reports: Any reports on Form 10-D, Form 8-K and Form 10-K required to be filed by the Depositor with respect to the Trust Fund under the Exchange Act.

      Expense Fee Rate: As to each Mortgage Loan, the sum of (a) the related Servicing Fee Rate and (b) the Trustee Fee Rate.

      FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

      FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

      Fitch: Fitch, Inc., or any successor thereto. If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Fitch shall be Fitch, Inc., One State Street Plaza, New York, NY 10004, Attention: MBS Monitoring - IndyMac 2006-AR6, or any other address Fitch furnishes to the Depositor and the Servicer.

      FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

      Form 10-D Disclosure Item: With respect to any Person, any material litigation or governmental proceedings pending against such Person, or against any of the Trust Fund, the Depositor, the Trustee or the Servicer, if such Person has actual knowledge thereof.

      Form 10-K Disclosure Item: With respect to any Person, (a) Form 10-D Disclosure Item, and (b) any affiliations or relationships between such Person and any Item 1119 Party.

      Fraud Loan: Not applicable.

      Fraud Losses: Not applicable.

      Fraud Loss Coverage Amount: Not applicable.

      Fraud Loss Coverage Termination Date: Not applicable.

      Gross Margin: With respect to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to MTA on each Adjustment Date in accordance with the terms of the Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

      Group 1 Certificates: As specified in the Preliminary Statement.

      Group 1 Mortgage Loan: Any Mortgage Loan in Loan Group 1.

      Group 1 Senior Certificates: As specified in the Preliminary Statement.

      Group 2 Certificates: As specified in the Preliminary Statement.

      Group 2 Mortgage Loan: Any Mortgage Loan in Loan Group 2.

      Group 2 Senior Certificates: As specified in the Preliminary Statement.

      Indirect Participant: A broker, dealer, bank, or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

      Initial Bankruptcy Loss Coverage Amount: Not applicable.

      Initial LIBOR Rate: For the Interest Accrual Period related to the second Distribution Date, 5.00% per annum.

      Insurance Policy: For any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

      Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

      Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

      Interest Accrual Period: With respect to each Class of Delay Certificates and any Distribution Date, the calendar month prior to the month of such Distribution Date. The Delay Certificates will accrue interest on the basis of a 360-day year consisting of twelve 30-day months. With respect to each Class of Non-Delay Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day immediately preceding that Distribution Date. Each Class of Non-Delay Certificates will accrue interest on the basis of a 360-day year and the actual number of days elapsed during the related Interest Accrual Period.

      Interest Carry Forward Amount: With respect to each Class of Floating Rate Certificates and each Distribution Date, is the sum of

      (i) the excess of:

            (a) Current Interest for that Class with respect to prior Distribution Dates, over

            (b) the amount actually distributed to that Class with respect to interest on prior Distribution Dates; and

      (ii) interest for the applicable Interest Accrual Period on the amount described above based on the Pass-Through Rate for that Class of Floating Rate Certificates.

      Interest Determination Date: With respect to (a) any Interest Accrual Period for a Class of LIBOR Certificates and (b) any Interest Accrual Period for the COFI Certificates for which the applicable Index is LIBOR, the second Business Day prior to the first day of such Interest Accrual Period. With respect to any Interest Accrual Period for the MTA Certificates, the fifteenth day prior to the commencement of that Interest Accrual Period.

      Interest Funds: For any Distribution Date and Loan Group, the Interest Remittance Amount for that Loan Group minus the Allocable Portion of the Trustee Fee for that Distribution Date.

      Interest Rate: With respect to each REMIC 1 Interest, REMIC 2 Interest or Master REMIC Interest, the applicable rate set forth or calculated in the manner described in the Preliminary Statement.

      Interest Remittance Amount: For any Distribution Date and Loan Group is
:

            (a)   the sum, without duplication, of:

                  (1) all interest on the Mortgage Loans in that Loan Group
            due on the related Due Date and received on or prior to the related Determination Date, less the related Servicing Fees,

                  (2) all interest on Principal Prepayments on the Mortgage
            Loans in that Loan Group, other than Prepayment Interest Excess,

                  (3) all Advances relating to interest in respect of the
            Mortgage Loans in that Loan Group,

                  (4) amounts paid by the Servicer in respect of Compensating
            Interest for that Loan Group,

                  (5) Liquidation Proceeds on the Mortgage Loans in that Loan
            Group received during the related Prepayment Period (to the extent such Liquidation Proceeds relate to interest), and

                  (6) the lesser of the aggregate amount of Principal
            Prepayments and Deferred Interest,

            minus

            (b) all Advances in respect of the Mortgage Loans in that Loan Group relating to interest and certain expenses reimbursed since the prior Due Date,

            plus

            (c) the lesser of (i) the Principal Prepayment Amount for that Loan Group and Distribution Date and (ii) the Deferred Interest for that Distribution Date.

      Interest Settlement Rate: As defined in Section 4.08.

      Item 1119 Party: The Depositor, the Seller, the Servicer, the Trustee, the Certificate Insurer and any other material transaction party, as identified in Exhibit T, as updated pursuant to Section 11.04.

      Last Scheduled Distribution Date: For (x) the Certificates (other than the Class 1-A-1B and Class 2-A-1C Certificates), the Distribution Date in June 2046, which is the month following the month of the last scheduled payment date of the latest Maturing Loan and (y) the Class 1-A-1B and Class 2-A-1C Certificates is the Distribution Date in June 2047, which is the thirteenth month following the month of the last scheduled payment date of the latest Maturing Loan

Late Payment Rate: For any Distribution Date, the lesser of (i) the greater of
(a) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (b) the then applicable highest rate of interest on the Class 1-A-1B or the Class 2-A-1C Certificates, as the case may be, and
(ii) as determined by the Certificate Insurer, the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

      Latest Possible Maturity Date: The Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

      Lender PMI Loans: Mortgage Loans with respect to which the lender rather than the borrower acquired the primary mortgage guaranty insurance and charged the related borrower an interest premium.

      LIBOR: The London interbank offered rate for one month United States dollar deposits calculated in the manner described in Section 4.08.

      LIBOR Certificates: As specified in the Preliminary Statement.

      LIBOR Determination Date: For any Interest Accrual Period, the second London Business Day prior to the commencement of such Interest Accrual Period.

      Limited Exchange Act Reporting Obligations: The obligations of the Servicer under Section 3.17(b), Section 6.02 and Section 6.04 with respect to notice and information to be provided to the Depositor and Article 11 (except
Section 11.07(a)(i) and (ii)).

      Liquidated Mortgage Loan: For any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of the Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of the Mortgage Loan, including the final disposition of an REO Property.

      Liquidation Proceeds: Amounts, including Insurance Proceeds regardless of when received, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale, or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property, and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees, Servicing Advances, and Advances.

      Loan Group: Either Loan Group 1 or Loan Group 2, as applicable.

      Loan Group 1: All Mortgage Loans identified as Group 1 Mortgage Loans on the Mortgage Loan Schedule.

      Loan Group 2: All Mortgage Loans identified as Group 2 Mortgage Loans on the Mortgage Loan Schedule.

      Loan-to-Value Ratio: For any Mortgage Loan and as of any date of determination, is the fraction whose numerator is the original principal balance of the related Mortgage Loan at that date of determination and whose denominator is the Appraised Value of the related Mortgaged Property.

      London Business Day: Any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

      Lost Mortgage Note: Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

      Maintenance: For any Cooperative Unit, the rent paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

      Maximum Mortgage Rate: For each Mortgage Loan, the percentage set forth in the related Mortgage Note as the lifetime maximum Mortgage Rate to which such Mortgage Rate may be adjusted.

      Maximum Rate Cap: For any Distribution Date and the Class 1-A-1A and Class 1-A-1B Certificates, the related Net Rate Cap computed for this purpose by assuming that each Group 1 Mortgage Loan accrued interest at its Maximum Mortgage Rate.

      MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

      MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS(R) System.

      MERS(R) System: The system of recording transfers of mortgages electronically maintained by MERS.

      MIN: The mortgage identification number for any MERS Mortgage Loan.

      MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

      Moneyline Telerate Page 3750: The display page currently so designated on the Moneyline Telerate Information Services, Inc. (or any page replacing that page on that service for the purpose of displaying London inter-bank offered rates of major banks). Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 4.06.

      Moody's: Moody's Investors Service, Inc., or any successor thereto. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attention: Residential Loan Monitoring Group, or any other address that Moody's furnishes to the Depositor and the Servicer.

      Mortgage: The mortgage, deed of trust, or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

      Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to this Agreement, as from time to time are held as a part of the Trust Fund (including any REO Property), the Mortgage Loans so held being identified on the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

      Mortgage Loan Schedule: As of any date, the list set forth in Schedule I of Mortgage Loans included in the Trust Fund on that date. The Mortgage Loan Schedule shall be prepared by the Seller and shall set forth the following information with respect to each Mortgage Loan by Loan Group:

            (i)   the loan number;

            (ii) the street address of the Mortgaged Property, including the zip code;

            (iii) the maturity date;

            (iv)  the original principal balance;

            (v)   the Cut-off Date Principal Balance;

            (vi)  the first payment date of the Mortgage Loan;

            (vii) the Scheduled Payment in effect as of the Cut-off Date;

            (viii) the Gross Margin in effect as of the Cut-off Date;

            (ix)  the Maximum Mortgage Rate in effect as of the Cut-off Date;

            (x)   the first Payment Adjustment Date after the Cut-off Date;

            (xi)  a code indicating when the Mortgage Index is determined;

            (xii) the Loan-to-Value Ratio at origination;

            (xiii) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

            (xiv) a code indicating whether the residential dwelling is either
                  (a) a detached single family dwelling, (b) a dwelling in a PUD, (c) a condominium unit, (d) a two- to four-unit residential property, or (e) a Cooperative Unit;

            (xv)  the Mortgage Rate in effect as of the Cut-off Date;

            (xvi) the purpose for the Mortgage Loan;

            (xvii) the type of documentation program pursuant to which the
                  Mortgage Loan was originated;

            (xviii) a code indicating whether the Mortgage Loan is a
                  borrower-paid mortgage insurance loan;

            (xix) the Servicing Fee Rate;

            (xx)  a code indicating whether the Mortgage Loan is a Lender PMI
                  Loan;

            (xxi) the coverage amount of any mortgage insurance;

            (xxii) with respect to the Lender PMI Loans, the interest premium charged by the lender;

            (xxiii) a code indicating whether the Mortgage Loan is a Delay
                  Delivery Mortgage Loan;

            (xxiv) a code indicating whether the Mortgage Loan is a MERS
                  Mortgage Loan;

            (xxv) the type of Prepayment Charges and the length of time during which Prepayment Charges will be imposed on a Mortgage Loan.

The schedule shall also set forth the total of the amounts described under (v) above for all of the Mortgage Loans and for each Loan Group.

      Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

      Mortgage Rate: The annual rate of interest borne by a Mortgage Note from time to time (net of the interest premium for any Lender PMI Loan).

      Mortgaged Property: The underlying property securing a Mortgage Loan, which, with respect to a Cooperative Loan, is the related Co-op Shares and Proprietary Lease.

      Mortgagor: The obligors on a Mortgage Note.

      MTA Index: The twelve-month average of the monthly yields on U.S. Treasury Securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in Statistical Release H. 15(519) determined as described in Section 4.09.

      National Cost of Funds Index: The National Monthly Median Cost of Funds Ratio to SAIF-Insured Institutions published by the OTS.

      Net Deferred Interest: With respect to each Loan Group and Distribution Date, the excess, if any, of the amount of Deferred Interest that accrued on the Mortgage Loans in that Loan Group from the preceding Due Date to the Due Date in the month of such Distribution Date, over any Principal Prepayment Amount for the Mortgage Loans in that Loan Group for that Distribution Date.

      Net Interest Shortfall: With respect to any Distribution Date and Loan Group, an amount equal to any Net Prepayment Interest Shortfalls for that Loan Group and Distribution Date and the amount of interest that would otherwise have been received with respect to any Mortgage Loan in that Loan Group that was the subject of a Relief Act Reduction.

      Net Prepayment Interest Shortfall: As to any Distribution Date and Loan Group, the amount, if any, by which the aggregate of the Prepayment Interest Shortfalls for such Loan Group exceeds an amount equal to the sum of (a) the Compensating Interest for such Loan Group and Distribution Date and (b) the excess, if any, of the Compensating Interest for the other Loan Group for such Distribution Date over the Prepayment Interest Shortfalls for such Loan Group and Distribution Date.

      Net Prepayments: As to any Distribution Date and Loan Group, the amount equal to the excess, if any, of the (i) Principal Prepayment Amount for that Loan Group over (ii) the aggregate amount of Deferred Interest accrued on the Mortgage Loans in that Loan Group from the preceding Due Date to the Due Date related to that Distribution Date.

      Net Rate Cap: For each Distribution Date:

            o with respect to the Class 1-A-1A Certificates, the weighted average Adjusted Net Mortgage Rate on the Group 1 Mortgage Loans as of the Due Date in the prior calendar month (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date);

            o with respect to the Class 1-A-1B Certificates, the product of (A) the excess, if any, of (i) the weighted average Adjusted Net Mortgage Rate on the Group 1 Mortgage Loans as of the Due Date in the prior calendar month (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) over (ii) the Class 1-A-1B Policy Premium Rate for that Distribution Date, and
                  (B) a fraction, the numerator of
                  which is 30, and the denominator of which is the actual number of days in the related Interest Accrual Period;

            o with respect to the Class 2-A-1A and Class 2-A-1B Certificates, the product of (A) the weighted average Adjusted Net Mortgage Rate on the Group 2 Mortgage Loans as of the Due Date in the prior calendar month (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) and (B) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related Interest Accrual Period; and

            o with respect to the Class 2-A-1C Certificates, the product of (A) the excess, if any, of (i) the weighted average Adjusted Net Mortgage Rate on the Group 2 Mortgage Loans as of the Due Date in the prior calendar month (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) over (ii) the Class 2-A-1C Policy Premium Rate for that Distribution Date, and
                  (B) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related Interest Accrual Period; and

            o with respect to the Subordinated Certificates, the weighted average of the Net Rate Caps for the Class 1-A-1A Certificates (adjusted to an actual/360 day basis) and the Class 2-A-1A and Class 2-A-1B Certificates, in each case, weighted on the basis of the excess of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, respectively, in each case as of the Due Date in the prior calendar month (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date), over the aggregate Class Certificate Balance of the Group 1 Senior Certificates and the aggregate Class Certificate Balance of the Group 2 Senior Certificates, respectively.

      Net Rate Carryover: For a Class of Floating Rate Certificates on any Distribution Date, the excess of:

            (1) the amount of interest that Class would have accrued for that Distribution Date had the Pass-Through Rate for that Class and the related Interest Accrual Period not been calculated based on the applicable Net Rate Cap, over

            (2) the amount of interest that Class accrued on that Distribution Date based on the applicable Net Rate Cap,


plus the unpaid portion of any excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the applicable Net Rate Cap).

      NIM Insurer: Any insurer guarantying at the request of the Holder of the Class C or Class P Certificates certain payments under notes backed or secured by the Class C or Class P Certificates.

      Non-Delay Certificates: As specified in the Preliminary Statement.

      Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made by the Servicer, that, in the good faith judgment of the Servicer, will not be ultimately recoverable by the Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

      Notice of Final Distribution: The notice to be provided pursuant to
Section 9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

      Notional Amount: Not applicable.

      Notional Amount Certificates: As specified in the Preliminary Statement.

      Notional Amount Components: As specified in the Preliminary Statement.

      OC Floor: An amount equal to 0.50% of the Cut-off Date Pool Principal Balance.

      Offered Certificates: As specified in the Preliminary Statement.

      Officer's Certificate: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Servicer, or (ii) if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee as required by this Agreement or (iii) in the case of any other Person, signed by an authorized officer of such Person.

      Opinion of Counsel: For the interpretation or application of the REMIC Provisions, a written opinion of counsel who (i) is in fact independent of the Depositor and the Servicer, (ii) does not have any direct financial interest in the Depositor or the Servicer or in any affiliate of either, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director, or person performing similar functions. Otherwise, a written opinion of counsel who may be counsel for the Depositor or the Servicer, including in-house counsel, reasonably acceptable to the Trustee.

      Optional Termination Date: As defined in Section 9.01.

      Original Mortgage Loan: The Mortgage Loan refinanced in connection with the origination of a Refinance Loan.

      OTS: The Office of Thrift Supervision.

      Outside Reference Date: Not applicable.

      Outstanding: For the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

            (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

            (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

      Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero that was not the subject of a Principal Prepayment in Full before the Due Date or during the related Prepayment Period and that did not become a Liquidated Mortgage Loan before the Due Date.

      Overcollateralization Deficiency Amount: With respect to any Distribution Date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such Distribution Date (after giving effect to distributions of the Principal Remittance Amount on that Distribution Date).

      Overcollateralization Release Amount: With respect to any Distribution Date, an amount equal to the lesser of (x) the Principal Remittance Amount for that Distribution Date and (y) the amount, if any, by which the Overcollateralized Amount for that date exceeds the Overcollateralization Target Amount for that date.

      Overcollateralization Target Amount: With respect to any Distribution Date (a) prior to the Stepdown Date, an amount equal to 0.85% of the Cut-off Date Pool Principal Balance and (b) on or after the Stepdown Date, the greater of (1) the product of (i) for any Distribution Date on or after the Stepdown Date but prior to the Distribution Date in May 2012, 2.125% and thereafter, 1.70% and (ii) of the Pool Principal Balance as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) and (2) the OC Floor; provided, however, that if a Trigger Event is in effect on any Distribution Date, the Overcollateralization Target Amount will be the Overcollateralization Target Amount as in effect for the prior Distribution Date.

      Overcollateralized Amount: For any Distribution Date, the amount, if any, by which (x) the Pool Principal Balance as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) exceeds (y) the aggregate Class Certificate Balance of the Offered Certificates (after giving effect to distributions on that Distribution Date).

      Ownership Interest: As to any Residual Certificate, any ownership interest in the Certificate including any interest in the Certificate as its Holder and any other interest therein, whether direct or indirect, legal or beneficial.

      Pass-Through Margin: For each Class of Floating Rate Certificates the applicable amount set forth below:

Class of Floating Rate Certificates                 Pass-Through Margin
-----------------------------------                 -------------------
                                                    (1)              (2)
                                                  --------         --------
Class 1-A-1A                                       0.920%           0.920%
Class 1-A-1B                                       0.930%           0.930%
Class 2-A-1A                                       0.200%           0.400%
Class 2-A-1B                                       0.250%           0.500%
Class 2-A-1C                                       0.210%           0.420%
Class M-1                                          0.400%           0.600%
Class M-2                                          0.420%           0.630%
Class M-3                                          0.440%           0.660%
Class M-4                                          0.600%           0.900%
Class M-5                                          0.620%           0.930%
Class M-6                                          0.660%           0.990%
Class M-7                                          1.550%           2.325%
Class M-8                                          1.750%           2.625%
Class M-9                                          1.750%           2.625%
Class M-10                                         1.750%           2.625%

----------

      (1) For the Interest Accrual Period related to any Distribution Date occurring on or prior to the first possible Optional Termination Date.

      (2) For the Interest Accrual Period related to any Distribution Date occurring after the first possible Optional Termination Date.

      Pass-Through Rate: For each Class of Certificates, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

      Payment Adjustment Date: A date specified in each Mortgage Note as a date on which the Scheduled Payment for the related Mortgage Loan is subject to adjustment.

      Payment Cap: For each Mortgage Loan, the percentage limit set forth in the related Mortgage Note concerning the maximum permitted increase in a monthly payment.

      Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, the percentage interest being set forth on its face or equal to the percentage obtained by dividing the Denomination of the Certificate by the aggregate of the Denominations of all Certificates of the same Class. With respect to the Class C, Class P and Class R Certificates, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate.

      Performance Certification: As defined in Section 11.05.

      Permitted Investments: At any time, any of the following:

      (i) obligations of the United States or any agency thereof backed by the full faith and credit of the United States;

      (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or any lower rating that will not result in the downgrading, qualification or withdrawal of the ratings then assigned to the Certificates (without regard to the Policy) by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

      (iii) commercial or finance company paper that is then receiving the highest commercial or finance company paper rating of each Rating Agency, or any lower rating that will not result in the downgrading, qualification or withdrawal of the ratings then assigned to the Certificates (without regard to the Policy) by the Rating Agencies , as evidenced by a signed writing delivered by each Rating Agency;

      (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal or state banking authorities, provided that the commercial paper or long-term unsecured debt obligations of the depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of the holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for the securities, or any lower rating that will not result in the downgrading, qualification or withdrawal of the ratings then assigned to the Certificates (without regard to the Policy) by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

      (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that the deposits are fully insured by the FDIC;

      (vi) guaranteed reinvestment agreements issued by any bank, insurance company, or other corporation acceptable to the Rating Agencies at the time of the issuance of the agreements, as evidenced by a signed writing delivered by each Rating Agency;

      (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above; provided that such repurchase obligation would be accounted for as a financing arrangement under generally accepted accounting principles;

      (viii) securities (other than stripped bonds, stripped coupons, or instruments sold at a purchase price in excess of 115% of their face amount) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof that, at the time of the investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's the rating shall be the highest commercial paper rating of Moody's for the securities), or any lower rating that will not result in the downgrading, qualification or withdrawal of the ratings then assigned to the Certificates (without regard to the Policy) by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency and that have a maturity date occurring no more than 365 days from their date of issuance;

      (ix) units of a taxable money-market portfolio having the highest rating assigned by each Rating Agency (except (i) if Fitch is a Rating Agency and has not rated the portfolio, the highest rating assigned by Moody's and (ii) if S&P is a Rating Agency, "AAAm" or "AAAM-G" by S&P) and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations; and

      (x) any other investments bearing interest or sold at a discount acceptable to each Rating Agency that will not result in the downgrading, qualification or withdrawal of the ratings then assigned to the Certificates (without regard to the Policy) by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency, and reasonably acceptable to the NIM Insurer, as evidence by a signed writing delivered by the NIM Insurer.

      No Permitted Investment may (i) evidence the right to receive interest-only payments with respect to the obligations underlying the instrument, (ii) be sold or disposed of before its maturity or (iii) be any obligation of the Seller or any of its Affiliates. Any Permitted Investment shall be relatively risk free and no options or voting rights shall be exercised with respect to any Permitted Investment. Any Permitted Investment shall be sold or disposed in accordance with Financial Accounting Standard 140, paragraph 35c(6) in effect as of the Closing Date.

      Permitted Transferee: Any person other than

      (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing,

      (ii) a foreign government, International Organization, or any agency or instrumentality of either of the foregoing,

      (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Residual Certificate,

      (iv) a rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code,

      (v) an "electing large partnership" as defined in section 775 of the Code,

      (vi) a Person that is not a U.S. Person, and

      (vii) any other Person so designated by the Depositor based on an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to the Person may cause any REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding.

      Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization, or government, or any agency or political subdivision thereof.

      Physical Certificates: As specified in the Preliminary Statement.

      Planned Balance: With respect to the Planned Principal Classes in the aggregate and any Distribution Date appearing in the aggregate Principal Balance Schedule, the amount appearing opposite such Distribution Date for such Planned Principal Classes.

      Planned Principal Classes: As specified in the Preliminary Statement.

      Policy: The irrevocable Certificate Guaranty Insurance Policy, No. CA02943A, including any endorsements thereto, issued by the Certificate Insurer with respect to the Class 1-A-1B and Class 2-A-1C Certificates, in the form attached hereto as Exhibit R.

      Policy Payments Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 4.06(c) in the name of the Trustee for the benefit of the Class 1-A-1B and Class 2-A-1C Certificateholders and designated "Deutsche Bank National Trust Company, in trust for registered holders of IndyMac MBS, Inc., INDX Mortgage Loan Trust Series 2006-AR6, Class 1-A-1B and Class 2-A-1C". Funds in the Policy Payments Account shall be held in trust for the Class 1-A-1B and Class 2-A-1C Certificateholders for the uses and purposes set forth in this Agreement.



      Pool Principal Balance: The aggregate Stated Principal Balances of the Mortgage Loans.

      Prepayment Charge: As to a Mortgage Loan, any charge payable by a Mortgagor in connection with certain partial prepayments and all prepayments in full made within the related Prepayment Charge Period, the Prepayment Charges with respect to each applicable Mortgage Loan so held by the Trust Fund being identified in the Mortgage Loan Schedule.

      Prepayment Charge Amount: As to any Distribution Date the sum of (i) all Prepayment Charges collected during the related Prepayment Period and (ii) any amounts paid by the Servicer pursuant to Section 3.21 with respect to such Distribution Date.

      Prepayment Charge Period: As to any Mortgage Loan, the period of time during which a Prepayment Charge may be imposed.

      Prepayment Interest Excess: As to any Principal Prepayment received by the Servicer on a Mortgage Loan from the first day through the fifteenth day of any calendar month other than the month of the Cut-off Date, all amounts paid by the related Mortgagor in respect of interest on such Principal Prepayment. All Prepayment Interest Excess shall be retained by the Servicer as additional servicing compensation.

      Prepayment Interest Shortfall: As to any Distribution Date, Mortgage Loan and Principal Prepayment received on or after the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, on or after the Cut-off Date) and on or before the last day of the month preceding the month of such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Rate, net of the Servicing Fee Rate, on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

      Prepayment Period: As to any Distribution Date and related Due Date, the period from and including the 16th day of the month immediately prior to the month of such Distribution Date (or, in the case of the first Distribution Date, from the Cut-off Date) and to and including the 15th day of the month of such Distribution Date.

      Prepayment Shift Percentage: Not applicable.

      Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

      Principal Allocation Percentage: For Loan Group 1 with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the Principal Remittance Amount for Loan Group 1 for that Distribution Date and the denominator of which is the aggregate of the Principal Remittance Amounts for Loan Group 1 and Loan Group 2 for that date. For Loan Group 2 with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the Principal Remittance Amount for Loan Group 2 for that Distribution Date and the denominator of which is the aggregate of the Principal Remittance Amounts for Loan Group 1 and Loan Group 2 for that date.

      Principal Balance Schedules: Not applicable.

      Principal Distribution Amount: With respect to each Distribution Date and Loan Group, an amount equal to (a) the Principal Remittance Amount for that Loan Group and Distribution Date, minus (b) the Overcollateralization Release Amount allocated to that Loan Group for that Distribution Date.

      Principal Only Certificates: As specified in the Preliminary Statement.

      Principal Prepayment: Any payment of principal by a Mortgagor on a Mortgage Loan (including the principal portion of the Purchase Price of any Mortgage Loan purchased pursuant to Section 3.12) that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date in any month after the month of prepayment. The Servicer shall apply partial Principal Prepayments in accordance with the related Mortgage Note.

      Principal Prepayment Amount: As to any Distribution Date and any Loan Group, an amount equal to the sum of all voluntary Principal Prepayments on the Mortgage Loans in that Loan Group received during the related Prepayment Period.

      Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

      Principal Remittance Amount: For any Distribution Date and Loan Group, an amount equal to:

            (a)   the sum, without duplication, of:

                  (1) all principal collected or advanced on the Mortgage
            Loans in that Loan Group with respect to the related Due Date,

                  (2) Net Prepayments on the Mortgage Loans in that Loan Group for that Distribution Date;

                  (3) the Stated Principal Balance of each Mortgage Loan in
            that Loan Group that was repurchased by the Seller or purchased by the Servicer with respect to that Distribution Date,

                  (4) any Substitution Adjustment Amounts in respect of
            Mortgage Loans in that Loan Group, and

                  (5) all liquidation proceeds in respect of Mortgage Loans in that Loan Group (to the extent such liquidation proceeds related to principal) and all Subsequent Recoveries in respect of Mortgage Loans in that Loan Group received during the related Prepayment Period minus

            (b) all non-recoverable Advances relating to principal on the Mortgage Loans in that Loan Group and certain expenses reimbursed since the prior Due Date.

      Principal Relocation Payment: A payment from any Loan Group to REMIC 1 Interests other than those of their corresponding Loan Group as provided in the Preliminary Statement. Principal Relocation Payments shall be made of principal allocations comprising the Principal Amount from a Loan Group.

      Private Certificates: As specified in the Preliminary Statement.

      Pro Rata Share: As to any Distribution Date and any Class of Subordinated Certificates, the portion of the Subordinated Principal Distribution Amount allocable to such Class, equal to the product of the Subordinated Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinated Certificates, in each case immediately prior to such Distribution Date.

      Proprietary Lease: For any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Co-op Shares.

      Prospectus Supplement: The Prospectus Supplement dated April 28, 2006, relating to the Offered Certificates, and any supplement thereto.

      PUD: Planned Unit Development.

      Purchase Price: For any Mortgage Loan required to be purchased by the Seller pursuant to Section 2.02 or 2.03 or purchased by the Servicer pursuant to Section 3.12, the sum of

      (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of the purchase,

      (ii) accrued and unpaid interest on the Mortgage Loan at the applicable Mortgage Rate (or at the applicable Adjusted Mortgage Rate if (x) the purchaser is the Servicer or (y) if the purchaser is the Seller and the Seller is the Servicer) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders, net of any unreimbursed Advances made by the Servicer on the Mortgage Loan, and

      (iii) any costs and damages incurred by the Trust Fund in connection with any violation by the Mortgage Loan of any predatory or abusive lending law.

      If the Mortgage Loan is purchased pursuant to Section 3.12, the interest component of the Purchase Price shall be computed (i) on the basis of the applicable Adjusted Mortgage Rate before giving effect to the related modification and (ii) from the date to which interest was last paid to the date on which the Mortgage Loan is assigned to the Servicer pursuant to
Section 3.12.

      Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over the insurer in connection with the insurance policy issued by the insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

      Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If any of them or a successor is no longer in existence, "Rating Agency" shall be the nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee. References to a given rating or rating category of a Rating Agency means the rating category without giving effect to any modifiers.

      Realized Loss: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage
Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Adjusted Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Adjusted Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Scheduled Payment has been reduced.

      To the extent the Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced by such Subsequent Recoveries.

      Recognition Agreement: For any Cooperative Loan, an agreement between the Cooperative Corporation and the originator of the Mortgage Loan that establishes the rights of the originator in the Cooperative Property.

      Record Date: With respect to any Distribution Date and any Definitive Certificate and the Delay Certificates, the close of business on the last Business Day of the month preceding the month of that Distribution Date. With respect to any Distribution Date and the LIBOR Certificates as long as they are Book-Entry Certificates, the Business Day immediately prior to such Distribution Date.

      Reference Bank: As defined in Section 4.08.

      Refinance Loan: Any Mortgage Loan the proceeds of which are used to refinance an Original Mortgage Loan.

      Regular Certificates: As specified in the Preliminary Statement.

      Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005))
or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      Reimbursement Amount: As to any Distribution Date, (i) all Insured Payments paid by the Certificate Insurer, but for which the Certificate Insurer has not been reimbursed prior to such Distribution Date pursuant to
Section 4.02, plus (ii) interest accrued on such Insured Payments not previously repaid, calculated at the Late Payment Rate from the date such Insured Payments were made.

      Relief Act: The Servicemembers Civil Relief Act.

      Relief Act Reductions: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act or any similar state or local laws, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

      REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

      REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

      REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Reportable Event: Any event required to be reported on Form 8-K, and in any event, the following:

      (a) entry into a definitive agreement related to the Trust Fund, the Certificates or the Mortgage Loans, or an amendment to a Transaction Document, even if the Depositor is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

      (b) termination of a Transaction Document (other than by expiration of the agreement on its stated termination date or as a result of all parties completing their obligations under such agreement), even if the Depositor is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

      (c) with respect to the Servicer only, if the Servicer becomes aware of any bankruptcy or receivership with respect to the Seller, the Depositor, the Servicer, the Trustee, the Certificate Insurer, any enhancement or support provider contemplated by Items 1114(b) or 1115 of Regulation AB, or any other material party contemplated by Item 1101(d)(1) of Regulation AB;

      (d) with respect to the Trustee, the Servicer and the Depositor only, the occurrence of an early amortization, performance trigger or other event, including an Event of Default under this Agreement;

      (e) any amendment to this Agreement;

      (f) the resignation, removal, replacement, substitution of the Servicer or the Trustee;

      (g) with respect to the Servicer only, if the Servicer becomes aware that (i) any material enhancement or support specified in Item 1114(a)(1) through (3) of Regulation AB or Item 1115 of Regulation AB that was previously applicable regarding one or more Classes of the Certificates has terminated other than by expiration of the contract on its stated termination date or as a result of all parties completing their obligations under such agreement;
(ii) any material enhancement specified in Item 1114(a)(1) through (3) of Regulation AB or Item 1115 of Regulation AB has been added with respect to one or more Classes of the Certificates; or (iii) any existing material enhancement or support specified in Item 1114(a)(1) through (3) of Regulation AB or Item 1115 of Regulation AB with respect to one or more Classes of the Certificates has been materially amended or modified; and

      (h) with respect to the Trustee, the Servicer and the Depositor only, a required distribution to Holders of the Certificates is not made as of the required Distribution Date under this Agreement.

      Reporting Subcontractor: With respect to the Servicer or the Trustee, any Subcontractor determined by such Person pursuant to Section 11.08(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB. References to a Reporting Subcontractor shall refer only to the Subcontractor of such Person and shall not refer to Subcontractors generally.

      Request for Release: The Request for Release submitted by the Servicer to the Trustee, substantially in the form of Exhibits M and N, as appropriate.

      Required Insurance Policy: For any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

      Residual Certificates: As specified in the Preliminary Statement.

      Responsible Officer: When used with respect to the Trustee, any Managing Director, any Director, Vice President, any Assistant Vice President, any Associate, any Assistant Secretary, any Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers who at such time shall be officers to whom, with respect to a particular matter, the matter is referred because of the officer's knowledge of and familiarity with the particular subject and who has direct responsibility for the administration of this Agreement.

      Restricted Classes: As defined in Section 4.02(e).

      Rolling Three Month Delinquency Rate: With respect to any Distribution Date, an amount equal to the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates, respectively) immediately preceding months.

      SAIF: The Savings Association Insurance Fund, or any successor thereto.

      Sarbanes-Oxley Certification: As defined in Section 11.05.

      S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc. If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to S&P shall be Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attention: Mortgage Surveillance Monitoring, or any other address that S&P furnishes to the Depositor and the Servicer.

      Scheduled Balance: Not applicable.

      Scheduled Classes: As specified in the Preliminary Statement.

      Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

      Securities Act: The Securities Act of 1933, as amended.

      Security Agreement: For any Cooperative Loan, the agreement between the owner of the related Co-op Shares and the originator of the related Mortgage Note that defines the security interest in the Co-op Shares and the related Proprietary Lease.

      Seller: IndyMac Bank, F.S.B., a federal savings bank, and its successors and assigns, in its capacity as seller of the Mortgage Loans to the Depositor.

      Senior Certificate Group: As specified in the Preliminary Statement.

      Senior Certificates: As specified in the Preliminary Statement.

      Senior Credit Support Depletion Date: Not applicable.

      Senior Enhancement Percentage: With respect to a Distribution Date on or after the Stepdown Date a fraction (expressed as a percentage):

            1) the numerator of which is sum of the aggregate Class Certificate Balance of the Subordinated Certificates and the Overcollateralized Amount (which, for purposes of this definition only, shall not be less than zero) and

            (2) the denominator of which is the Pool Principal Balance for the preceding Distribution Date, in each case after giving effect to distributions on that Distribution Date.

      Senior Principal Distribution Amount: For any Distribution Date, an amount equal to on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to that Distribution Date, the amount, if any, by which (x) the aggregate Class Certificate Balance of the Senior Certificates after allocation of any Net Deferred Interest but prior to any distributions on that Distribution Date exceeds (y) the Senior Target Amount.

      Senior Proportionate Percentage: For Loan Group 1 with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Class Certificate Balance of the Group 1 Senior Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate Class Certificate Balance for the Senior Certificates immediately prior to that date. For Loan Group 2 with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Class Certificate Balance of the Group 2 Senior Certificates for that Distribution Date and the denominator of which is the aggregate Class Certificate Balance for the Senior Certificates immediately prior to that date.

      Senior Target Amount: For any Distribution Date, an amount equal to the lesser of (a) the product of (1) (i) for each Distribution Date prior to the Distribution Date in May 2012, 80.50%; and (ii) thereafter, 84.40% and (2) the Pool Principal Balance for that Distribution Date determined as of the last day of the related Due Period (after giving effect to Principal Prepayments in the Prepayment Period related to that prior Due Date) and (b) the amount, if any, by which (1) the Pool Principal Balance for that Distribution Date determined as of the last day of the related Due Period (after giving effect to Principal Prepayments in the Prepayment Period related to that prior Due
Date) exceeds (2) the OC Floor.

      Servicer: IndyMac Bank, F.S.B., a federal savings bank, and its successors and assigns, in its capacity as servicer under this Agreement.

      Servicer Advance Date: As to any Distribution Date, 12:30 P.M. Pacific time on the Business Day preceding the Distribution Date.

      Servicing Account: The separate Eligible Account or Accounts created and maintained pursuant to Section 3.06(b) and that is held for the benefit of Certificateholders and the Certificate Insurer.

      Servicing Advances: All customary, reasonable, and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including the cost of

            (a) the preservation, restoration, and protection of a Mortgaged Property,

            (b) expenses reimbursable to the Servicer pursuant to Section 3.12 and any enforcement or judicial proceedings, including foreclosures,

            (c) the maintenance and liquidation of any REO Property,

            (d) compliance with the obligations under Section 3.10, and

            (e) reasonable compensation to the Servicer or its affiliates for acting as broker in connection with the sale of foreclosed Mortgaged Properties and for performing certain default management and other similar services (including appraisal services) in connection with the servicing of defaulted Mortgage Loans. For purposes of this clause (e), only costs and expenses incurred in connection with the performance of activities generally considered to be outside the scope of customary servicing or master servicing duties shall be treated as Servicing Advances.

      Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB.

      Servicing Fee: As to each Mortgage Loan and any Distribution Date, one month's interest at the applicable Servicing Fee Rate on the Stated Principal Balance of the Mortgage Loan, or, whenever a payment of interest accompanies a Principal Prepayment in Full made by the Mortgagor, interest at the Servicing Fee Rate on the Stated Principal Balance of the Mortgage Loan for the period covered by the payment of interest, subject to reduction as provided in
Section 3.15.

      Servicing Fee Rate: For each Mortgage Loan, 0.375% per annum.

      Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Servicer on the Closing Date pursuant to this Agreement, as the list may from time to time be amended.

      Servicing Standard: That degree of skill and care exercised by the Servicer with respect to mortgage loans comparable to the Mortgage Loans serviced by the Servicer for itself or others.

      Shift Percentage: Not applicable.

      Special Hazard Coverage Termination Date: Not applicable.

      Special Hazard Loss: Not applicable.

      Special Hazard Loss Coverage Amount: Not applicable.

      Special Hazard Mortgage Loan: Not applicable.

      Startup Day: The Closing Date.

      Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to the sum of: (i) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor and (ii) any Liquidation Proceeds allocable to principal received in the prior calendar month and any Principal Prepayments received through the last day of the related Prepayment Period, in each case, with respect to such Mortgage Loan and increased by any Deferred Interest added to the principal balance of that Mortgage Loan on or prior to such Due Date.

      Stepdown Date: The earlier to occur of (A) the Distribution Date on which the aggregate Class Certificate Balance of the Senior Certificates has been reduced to zero and (B) the later to occur of (x) the Distribution Date in May 2009 and (y) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries in respect of the Mortgage Loans during the related Due Period, but before giving effect to distributions on any Certificates on that Distribution Date) is greater than or equal to (a) on any Distribution Date prior to the Distribution Date in May 2012, 19.50% and (b) on any Distribution Date on or after that Distribution Date, 15.60%

      Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Mortgage Loans under the direction or authority of the Servicer or the Trustee, as the case may be.

      Subordinated Certificates: As specified in the Preliminary Statement.

      Subsequent Recoveries: As to any Distribution Date, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior calendar month, unexpected amounts received by the Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.09) specifically related to such Liquidated Mortgage Loan.

      Substitute Mortgage Loan: A Mortgage Loan substituted by the Seller for a Deleted Mortgage Loan that must, on the date of substitution, as confirmed in a Request for Release, substantially in the form of Exhibit M,

      (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Deleted Mortgage Loan (unless the amount of any shortfall is deposited by the Seller in the Certificate Account and held for distribution to the Certificateholders on the related Distribution Date);

      (ii) have a Mortgage Rate no lower than and not more than 1% per annum higher than the Deleted Mortgage Loan;

      (iii) have a Maximum Mortgage Rate not more than 1% per annum higher than and not lower than the Maximum Mortgage Rate of the Deleted Mortgage Loan,

      (iv) have the same negative amortization limit, payment adjustment intervals and recast intervals as that of the Deleted Mortgage Loan;

      (v) have the same index and Payment Cap as the Deleted Mortgage Loan and a Gross Margin not more than 1% per annum higher than, and not lower than that of the Deleted Mortgage Loan;

      (vi) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan;

      (vii) have a remaining term to maturity no greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

      (viii) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan; and

      (ix) comply with each representation and warranty in Section 2.03.

      Substitution Adjustment Amount: As defined in Section 2.03.

      Suspension Notification: Notification to the Commission of the suspension of the Trust Fund's obligation to file reports pursuant to Section 15(d) of the Exchange Act.

      Target Amount: For any Distribution Date, an amount equal to the Pool Principal Balance for that Distribution Date minus the Overcollateralization Target Amount for that Distribution Date.

      Targeted Balance: With respect to the Targeted Principal Classes and any Distribution Date appearing in the Principal Balance Schedules, the applicable amount appearing opposite such Distribution Date for such Targeted Principal Classes.

      Targeted Principal Classes: As specified in the Preliminary Statement.

      Transaction Documents: This Agreement and any other document or agreement entered into in connection with the Trust Fund, the Certificates or the Mortgage Loans.

      Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

      Trigger Event: With respect to a Distribution Date on or after the Stepdown Date either a Delinquency Trigger Event is in effect with respect to that Distribution Date or a Cumulative Loss Trigger Event is in effect with respect to that Distribution Date.

      Trust Fund: The corpus of the trust created under this Agreement consisting of

      (i) the Mortgage Loans and all interest and principal received on them after the Cut-off Date, other than amounts due on the Mortgage Loans by the Cut-off Date;

      (ii) the Certificate Account, the Distribution Account, the Carryover Reserve Fund and all amounts deposited therein pursuant to this Agreement (including amounts received from the Seller on the Closing Date that will be deposited by the Trustee in the Certificate Account pursuant to Section 2.01);

      (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure, or otherwise;

      (iv) the right to collect any amounts under any mortgage insurance policies covering any Mortgage Loan and any collections received under any mortgage insurance policies covering any Mortgage Loan;

      (v) the rights of the Trustee for the benefit of the Class 1-A-1B and Class 2-A-1C Certificateholders under the Policy; and

      (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

      Trustee: Deutsche Bank National Trust Company and its successors and, if a successor trustee is appointed under this Agreement, the successor.

      Trustee Fee: The fee payable to the Trustee on each Distribution Date for its services as Trustee hereunder, in an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date (after giving effect to Principal Prepayments in the Prepayment Period related to that prior Due Date).

      Trustee Fee Rate: 0.0012% per annum.

      The terms "United States," "State," and "International Organization" have the meanings in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

      UCC: The Uniform Commercial Code for the State of New York.

      Underwriter's Exemption: Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002) (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

      United States Person or U.S. Person:

      (i) A citizen or resident of the United States;

      (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia;

      (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations);

      (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or

      (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons before that date, may elect to continue to be U.S. Persons.

      Unpaid Realized Loss Amount: For any Class of Floating Rate Certificates, (x) the portion of the aggregate Applied Realized Loss Amount previously allocated to that Class remaining unpaid from prior Distribution Dates minus (y) any increase in the Class Certificate Balance of that Class due to the allocation of Subsequent Recoveries to the Class Certificate Balance of that Class.

      U.S.A. Patriot Act: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

      Voting Rights: The portion of the voting rights of all of the Certificates that is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to each Class of Notional Amount Certificates (the Voting Rights to be allocated among the holders of Certificates of each Class in accordance with their respective Percentage Interests), (b) 1% of all Voting Rights shall be allocated to the Holder of the Class R Certificates and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Offered Certificates in proportion to the Certificate Balances of the respective Certificates on the date. Notwithstanding any of the foregoing, on any date on which any Class 1-A-1B or Class 2-A-1C Certificates are outstanding or amounts are owed the Certificate Insurer under this Agreement, unless a Certificate Insurer Default shall have occurred and be continuing, the Certificate Insurer will be entitled to exercise the Voting Rights of the Holders of the Class 1-A-1B and Class 2-A-1C Certificates, without the consent of the Holders of the Class 1-A-1B and Class 2-A-1C Certificates, and the Holders of the Class 1-A-1B and Class 2-A-1C Certificates may exercise such rights only with the prior written consent of the Certificate Insurer.

      Weighted Average Adjusted Net Mortgage Rate: For any Distribution Date, the average of the Adjusted Net Mortgage Rate of each Mortgage Loan, weighted on the basis of its Stated Principal Balance as of the Due Date in the prior month (after giving affect to Principal Prepayments in the Prepayment Period related to such prior Due Date).

      Withdrawal Date: The 18th day of each month, or if such day is not a Business Day, the next preceding Business Day.

      Section 1.02 Rules of Construction.

      Except as otherwise expressly provided in this Agreement or unless the context clearly requires otherwise

      (a) References to designated articles, sections, subsections, exhibits, and other subdivisions of this Agreement, such as "Section 6.12 (a)," refer to the designated article, section, subsection, exhibit, or other subdivision of this Agreement as a whole and to all subdivisions of the designated article, section, subsection, exhibit, or other subdivision. The words "herein," "hereof," "hereto," "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular article, section, exhibit, or other subdivision of this Agreement.

      (b) Any term that relates to a document or a statute, rule, or regulation includes any amendments, modifications, supplements, or any other changes that may have occurred since the document, statute, rule, or regulation came into being, including changes that occur after the date of this Agreement.

      (c) Any party may execute any of the requirements under this Agreement either directly or through others, and the right to cause something to be done rather than doing it directly shall be implicit in every requirement under this Agreement. Unless a provision is restricted as to time or limited as to frequency, all provisions under this Agreement are implicitly available and things may happen from time to time.

      (d) The term "including" and all its variations mean "including but not limited to." Except when used in conjunction with the word "either," the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both," not "either A or B but not both").

      (e) A reference to "a [thing]" or "any [of a thing]" does not imply the existence or occurrence of the thing referred to even though not followed by "if any," and "any [of a thing]" is any of it. A reference to the plural of anything as to which there could be either one or more than one does not imply the existence of more than one (for instance, the phrase "the obligors on a note" means "the obligor or obligors on a note"). "Until [something occurs]" does not imply that it must occur, and will not be modified by the word "unless." The word "due" and the word "payable" are each used in the sense that the stated time for payment has passed. The word "accrued" is used in its accounting sense, i.e., an amount paid is no longer accrued. In the calculation of amounts of things, differences and sums may generally result in negative numbers, but when the calculation of the excess of one thing over another results in zero or a negative number, the calculation is disregarded and an "excess" does not exist. Portions of things may be expressed as fractions or percentages interchangeably.

      (f) All accounting terms used in an accounting context and not otherwise defined, and accounting terms partly defined in this Agreement, to the extent not completely defined, shall be construed in accordance with generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement are inconsistent with their meanings under generally accepted accounting principles, the definitions contained in this Agreement shall control. Capitalized terms used in this Agreement without definition that are defined in the Uniform Commercial Code are used in this Agreement as defined in the Uniform Commercial Code.

      (g) In the computation of a period of time from a specified date to a later specified date or an open-ended period, the words "from" and "beginning" mean "from and including," the word "after" means "from but excluding," the words "to" and "until" mean "to but excluding," and the word "through" means "to and including." Likewise, in setting deadlines or other periods, "by" means "by." The words "preceding," "following," and words of similar import, mean immediately preceding or following. References to a month or a year refer to calendar months and calendar years.

      (h) Any reference to the enforceability of any agreement against a party means that it is enforceable, subject as to enforcement against the party, to applicable bankruptcy, insolvency, reorganization, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                                 ARTICLE Two

         CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES

      Section 2.01 Conveyance of Mortgage Loans.

      (a) The Seller, concurrently with the execution and delivery of this Agreement, hereby transfers to the Depositor, without recourse, all the interest of the Seller in each Mortgage Loan, including all interest and principal received or receivable by the Seller on each Mortgage Loan after the Cut-off Date and all interest and principal payments on each Mortgage Loan received before the Cut-off Date for installments of interest and principal due after the Cut-off Date but not including payments of principal and interest due by the Cut-off Date. By the Closing Date, the Seller shall deliver to the Depositor or, at the Depositor's direction, to the Trustee or other designee of the Depositor, the Mortgage File for each Mortgage Loan listed in the Mortgage Loan Schedule (except that, in the case of Mortgage Loans that are Delay Delivery Mortgage Loans, such delivery may take place within five Business Days of the Closing Date) as of the Closing Date. The delivery of the Mortgage Files shall be made against payment by the Depositor of the purchase price, previously agreed to by the Seller and Depositor, for the Mortgage Loans. With respect to any Mortgage Loan that does not have a first payment date on or before the Due Date in the month of the first Distribution Date, the Seller shall deposit into the Distribution Account on the first Distribution Account Deposit Date an amount equal to one month's interest at the related Adjusted Mortgage Rate on the Cut-off Date Principal Balance of such Mortgage Loan. Also on the Closing Date the Depositor shall deposit or shall cause to be deposited $1,010,000 into the Carryover Reserve Fund.

      (b) The Depositor, concurrently with the execution and delivery of this Agreement, hereby (i) transfers to the Trustee for the benefit of the Certificateholders and the Certificate Insurer, without recourse, all the interest of the Depositor in the Trust Fund, together with the Depositor's right to require the Seller to cure any breach of a representation or warranty made in this Agreement by the Seller or to repurchase or substitute for any affected Mortgage Loan in accordance with this Agreement and (ii) causes the Certificate Insurer to deliver the Policy to the Trustee.

      (c) In connection with the transfer and assignment of each Mortgage Loan, the Depositor has delivered (or, in the case of the Delay Delivery Mortgage Loans, will deliver to the Trustee within the time periods specified in the definition of Delay Delivery Mortgage Loans), for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan so assigned:

      (i) The original Mortgage Note, endorsed by manual or facsimile signature in blank in the following form: "Pay to the order of _______________ ______________without recourse," with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing the Mortgage Note (each endorsement being sufficient to transfer all interest of the party so endorsing, as noteholder or assignee thereof, in that Mortgage
Note) or a lost note affidavit for any Lost Mortgage Note from the Seller stating that the original Mortgage Note was lost or destroyed, together with a copy of the Mortgage Note.

      (ii) except as provided below and for each Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage or a copy of such Mortgage certified by the Seller as being a true and complete copy of the Mortgage (or, in the case of a Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico, a true copy of the Mortgage certified as such by the applicable notary) and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a

MOM Loan if the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, in each case with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded.

      (iii) In the case of a Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments), together with, except as provided below, all interim recorded assignments of the mortgage (each assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to its assignee of the Mortgage to which the assignment relates). If the related Mortgage has not been returned from the applicable public recording office, the assignment of the Mortgage may exclude the information to be provided by the recording office. The assignment of Mortgage need not be delivered in the case of a Mortgage for which the related Mortgage Property is located in the Commonwealth of Puerto Rico.

      (iv) The original or copies of each assumption, modification, written assurance, or substitution agreement.

      (v) Except as provided below, the original or duplicate original lender's title policy and all its riders.

      (vi) The originals of the following documents for each Cooperative Loan:

                  (A) the Co-op Shares, together with a stock power in blank;

                  (B)   the executed Security Agreement;

                  (C)   the executed Proprietary Lease;

                  (D)   the executed Recognition Agreement;

                  (E) the executed UCC-1 financing statement that has been filed in all places required to perfect the Seller's interest in the Co-op Shares and the Proprietary Lease with evidence of recording on it; and

                  (F) executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation). If in connection with any Mortgage Loan the Depositor cannot deliver

                        (a)   the original recorded Mortgage,

                        (b)   all interim recorded assignments, or

                        (c) the lender's title policy (together with all its riders).

      In addition, in connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will cause, at the Seller's expense, the MERS(R) System to indicate that the Mortgage Loans sold by the Seller to the Depositor have been assigned by the Seller to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage

Loans that are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the series of the Certificates issued in connection with such Mortgage Loans. The Seller further agrees that it will not, and will not permit the Servicer to, and the Servicer agrees that it will not, alter the information referenced in this paragraph with respect to any Mortgage Loan sold by the Seller to the Depositor during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

      In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan the Depositor cannot deliver (a) the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii) or (v) above, respectively, concurrently with the execution and delivery of this Agreement because such document or documents have not been returned from the applicable public recording office in the case of clause (ii) or (iii) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, then the Depositor shall promptly deliver to the Trustee, in the case of clause (ii) or (iii) above, the original Mortgage or the interim assignment, as the case may be, with evidence of recording indicated on when it is received from the public recording office, or a copy of it, certified, if appropriate, by the relevant recording office and in the case of clause (v) above, the original or a copy of a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company, with the original or duplicate copy thereof to be delivered to the Trustee upon receipt thereof. The delivery of the original Mortgage Loan and each interim assignment or a copy of them, certified, if appropriate, by the relevant recording office, shall not be made later than one year following the Closing Date, or, in the case of clause (v) above, later than 120 days following the Closing Date. If the Depositor is unable to deliver each Mortgage by that date and each interim assignment because any documents have not been returned by the appropriate recording office, or, in the case of each interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Depositor shall deliver the documents to the Trustee as promptly as possible upon their receipt and, in any event, within 720 days following the Closing Date.

      The Depositor shall forward to the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Depositor or the Servicer to the Trustee. If the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall execute and deliver the required document to the public recording office. If a public recording office retains the original recorded Mortgage or if a Mortgage is lost after recordation in a public recording office, the Seller shall deliver to the Trustee a copy of the Mortgage certified by the public recording office to be a true and complete copy of the original recorded Mortgage.

      As promptly as practicable after any transfer of a Mortgage Loan under this Agreement, and in any event within thirty days after the transfer, the Trustee shall (i) affix the Trustee's name to each assignment of Mortgage, as its assignee, and (ii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, if the Trustee has not received the information required to deliver any assignment of a Mortgage for recording, the Trustee shall deliver it as soon as practicable after receipt of the needed information and in any event within thirty days.

      The Trustee need not record any assignment that relates to a Mortgage Loan (a) the Mortgaged Property and Mortgage File relating to which are located in California or (b) in any other jurisdiction (including Puerto Rico) under the laws of which, as evidenced by an Opinion of Counsel delivered by the Seller (at the Seller's expense) to the Trustee, recording the assignment is not necessary to protect the

Trustee's and the Certificateholders' interest in the related Mortgage Loan. The Seller shall deliver such Opinion of Counsel within 90 days of the Closing Date.

      If any Mortgage Loans have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, will deposit in the Certificate Account the portion of the prepayment that is required to be deposited in the Certificate Account pursuant to Section 3.06.

      Notwithstanding anything to the contrary in this Agreement, within five Business Days after the Closing Date, the Seller shall either

            (x) deliver to the Trustee the Mortgage File as required pursuant to this Section 2.01 for each Delay Delivery Mortgage Loan or

            (y) (A) repurchase the Delay Delivery Mortgage Loan or (B) substitute the Substitute Mortgage Loan for a Delay Delivery Mortgage Loan, which repurchase or substitution shall be accomplished in the manner and subject to the conditions in
            Section 2.03 (treating each such Delay Delivery Mortgage Loan as a Deleted Mortgage Loan for purposes of such Section 2.03);

provided, however, that if the Seller fails to deliver a Mortgage File for any Delay Delivery Mortgage Loan within the period specified herein, the Seller shall use its best reasonable efforts to effect a substitution, rather than a repurchase of, such Deleted Mortgage Loan and provided further that the cure period provided for in Section 2.02 or in Section 2.03 shall not apply to the initial delivery of the Mortgage File for such Delay Delivery Mortgage Loan, but rather the Seller shall have five (5) Business Days to cure such failure to deliver. At the end of such period, the Trustee shall send a Delay Delivery Certification for the Delay Delivery Mortgage Loans delivered during such period in accordance with the provisions of Section 2.02.

      (d) The Seller agrees to treat the transfer of the Mortgage Loans to the Depositor as a sale for all tax, accounting, and regulatory purposes.

      Section 2.02 Acceptance by the Trustee of the Mortgage Loans.

      The Trustee acknowledges receipt of the documents identified in the Initial Certification in the form of Exhibit G-1, and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files for the Mortgage Loans, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.

      The Trustee acknowledges that it will maintain possession of the related Mortgage Notes in the State of California, unless otherwise permitted by the Rating Agencies. The Trustee agrees to execute and deliver on the Closing Date to the Depositor, the Servicer and the Seller an Initial Certification in the form of Exhibit G-1. Based on its review and examination, and only as to the documents identified in such Initial Certification, the Trustee acknowledges that such documents appear regular on their face and relate to such Mortgage Loans. The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

      By the thirtieth day after the Closing Date (or if that day is not a Business Day, the succeeding Business Day), the Trustee shall deliver to the Depositor, the Servicer, and the Seller a Delay Delivery

Certification with respect to the Mortgage Loans substantially in the form of Exhibit G-3, with any applicable exceptions noted thereon.

      By the ninetieth day after the Closing Date (or if that day is not a Business Day, the succeeding Business Day), the Trustee shall deliver to the Depositor, the Servicer and the Seller a Final Certification with respect to the Mortgage Loans in the form of Exhibit H-1, with any applicable exceptions noted thereon.

      If, in the course of its review, the Trustee finds any document constituting a part of a Mortgage File that does not meet the requirements of
Section 2.01, the Trustee shall list such as an exception in the Final Certification. The Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all interest of the party so endorsing, as noteholder or assignee thereof, in that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. The Seller shall promptly correct any defect that materially and adversely affects the interests of the Certificateholders or the Certificate Insurer within 90 days from the date it was so notified of the defect and, if the Seller does not correct the defect within that period, the Seller shall either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the pursuant
Section 2.03, or (b) purchase the Mortgage Loan at its Purchase Price from the Trustee within 90 days from the date the Seller was notified of the defect in writing.

      If a substitution or purchase of a Mortgage Loan pursuant to this provision is required because of a delay in delivery of any documents by the appropriate recording office, or there is a dispute between either the Servicer or the Seller and the Trustee over the location or status of the recorded document, then the substitution or purchase shall occur within 720 days from the Closing Date. In no other case may a substitution or purchase occur more than 540 days from the Closing Date.

      The Trustee shall deliver written notice to each Rating Agency within 270 days from the Closing Date indicating each Mortgage Loan (a) that has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of the Mortgage Loan. The notice shall be delivered every 90 days thereafter until the related Mortgage Loan is returned to the Trustee. Any substitution pursuant to (a) above or purchase pursuant to
(b) above shall not be effected before the delivery to the Trustee of the Opinion of Counsel required by Section 2.05, and any substitution pursuant to
(a) above shall not be effected before the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N. No substitution is permitted to be made in any calendar month after the Determination Date for the month.

      The Purchase Price for any Mortgage Loan shall be deposited by the Seller in the Certificate Account by the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of the deposit and certification with respect thereto in the form of Exhibit N, the Trustee shall release the related Mortgage File to the Seller and shall execute and deliver at the Seller's request any instruments of transfer or assignment prepared by the Seller, in each case without recourse, necessary to vest in the Seller, or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto.

      If pursuant to the foregoing provisions the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Servicer shall either (i) cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System the Seller as the beneficial holder of such Mortgage Loan.

      The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of any other documents or instruments constituting the Mortgage File that come into the possession of the Servicer from time to time.

      The obligation of the Seller to substitute for or to purchase any Mortgage Loan that does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting the defect available to the Trustee, the Depositor, and any Certificateholder against the Seller.

      Section 2.03 Representations, Warranties, and Covenants of the Seller and the Servicer.

      (a) IndyMac, in its capacities as Seller and Servicer, makes the representations and warranties in Schedule II, and by this reference incorporated in this Agreement, to the Depositor and the Trustee, as of the Closing Date. Solely with respect to the Group 1 Mortgage Loans, the Servicer will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its credit files for the related Mortgagor for each Group 1 Mortgage Loan to Equifax, Experian and Trans Union Credit Information Company on a monthly basis.

      (b) The Seller, in its capacity as Seller, makes the representations and warranties in Schedule III, and by this reference incorporated in this Agreement, to the Depositor, the Certificate Insurer and the Trustee, as of the Closing Date, or if so specified in Schedule III, as of the Cut-off Date.

      (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties. With respect to the Group 1 Mortgage Loans, any breach of the representation or warranty made pursuant to clauses (28), (32), (34),
(38), (42), (48), (49) and (50) of Schedule III or a breach of the covenant of the Servicer made pursuant to clause (a) above will be deemed to materially and adversely affect the interests of the Certificateholder or the Certificate Insurer in the related Group 1 Mortgage Loan. The Seller covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made pursuant to
Section 2.03(b) which materially and adversely affects the interests of the Certificateholders or the Certificate Insurer in any Mortgage Loan, it shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if the 90-day period expires before the second anniversary of the Closing Date, remove the Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Substitute Mortgage Loan, in accordance with this Section 2.03; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below. Any substitution pursuant to (i) above shall not be effected before the delivery to the Trustee of the Opinion of Counsel required by
Section 2.05 and a Request for Release substantially in the form of Exhibit N, and the Mortgage File for any Substitute Mortgage Loan. The Seller shall promptly reimburse the Servicer and the Trustee for any expenses reasonably incurred by the Servicer or the Trustee in respect of enforcing the remedies for the breach.

      With respect to any Substitute Mortgage Loan or Loans, the Seller shall deliver to the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.

      The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of the Deleted Mortgage Loan and the substitution of the Substitute Mortgage Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon the substitution, the Substitute Mortgage Loans shall be subject to this Agreement in all respects, and the Seller shall be deemed to have made with respect to the Substitute Mortgage Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(b) with respect to the Mortgage Loan. Upon any substitution and the deposit to the Certificate Account of the amount required to be deposited therein in connection with the substitution as described in the following paragraph, the Trustee shall release the Mortgage File held for the benefit of the Certificateholders relating to the Deleted Mortgage Loan to the Seller and shall execute and deliver at the Seller's direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest title in the Seller, or its designee, the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

      For any month in which the Seller substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage and interest thereon (the "Substitution Adjustment Amount") plus, if the Seller is not the Servicer, an amount equal to the aggregate of any unreimbursed Advances and Servicer Advances with respect to such Deleted Mortgage Loans shall be deposited into the Certificate Account by the Seller by the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder. If the Seller repurchases a Mortgage Loan, the Purchase Price therefor shall be deposited in the Certificate Account pursuant to Section 3.06 by the Distribution Account Deposit Date for the Distribution Date in the month following the month during which the Seller became obligated hereunder to repurchase or replace the Mortgage Loan and upon such deposit of the Purchase Price and receipt of a Request for Release in the form of Exhibit N, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. The obligation under this Agreement of any Person to cure, repurchase, or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Person respecting the breach available to Certificateholders, the Depositor, or the Trustee on their behalf.

      The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

      The Master Servicer has fully furnished and will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis for the Mortgage Loans in Loan Group 1.

      Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

      The Depositor represents and warrants to the Trustee and the Certificate Insurer with respect to each Mortgage Loan as of the date of this Agreement or such other date set forth in this Agreement that as of the Closing Date, and following the transfer of the Mortgage Loans to it by the Seller, the Depositor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses, or counterclaims.

      The representations and warranties in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor, the Certificate Insurer or the Trustee of any breach of any of the representations and warranties in this Section that materially and adversely affects the interest of the Certificateholders or the Certificate Insurer, the party discovering the breach shall give prompt written notice to the others and to each Rating Agency.

      Section 2.05 Delivery of Opinion of Counsel in Connection with Substitutions.

      (a) Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 or 2.03 shall be made more than 90 days after the Closing Date unless the Seller delivers to the Trustee an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Date, as defined in sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause any REMIC created under this Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding.

      (b) Upon discovery by the Depositor, the Seller, the Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the Seller, at the Seller's option, to either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Substitute Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty made pursuant to Section 2.03. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

      Section 2.06 Execution and Delivery of Certificates.

      The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates.

      Section 2.07 REMIC Matters.

      The Preliminary Statement sets forth the designations and "latest possible maturity date" for federal income tax purposes of all interests created under this Agreement. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. Each REMIC's fiscal year shall be the calendar year.

                                ARTICLE Three

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

      Section 3.01 Servicer to Service Mortgage Loans.

      For and on behalf of the Certificateholders and the Certificate Insurer, the Servicer shall service and administer the Mortgage Loans in accordance with this Agreement and the Servicing Standard.

      The Servicer shall not make or permit any modification, waiver, or amendment of any term of any Mortgage Loan that would cause any REMIC created under this Agreement to fail to qualify as a REMIC or result in the imposition of any tax under section 860F(a) or section 860G(d) of the Code.

      Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders, or any of them, any instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor or the Trustee any documents requiring execution and delivery by either or both of them appropriate to enable the Servicer to service and administer the Mortgage Loans to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of the documents, the Depositor or the Trustee shall execute the documents and deliver them to the Servicer.

      The Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name, when the Servicer believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.

      In accordance with and to the extent of the Servicing Standard, the Servicer shall advance funds necessary to effect the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to
Section 3.07, and further as provided in Section 3.09. The costs incurred by the Servicer in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the Mortgage Loans so permit.

      Section 3.02 [Reserved].

      Section 3.03 Rights of the Depositor, the Trustee and the Certificate Insurer in Respect of the Servicer.

      The Depositor may, but is not obligated to, enforce the obligations of the Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer under this Agreement and in connection with any such defaulted obligation to exercise the related rights of the Servicer under this Agreement; provided that the Servicer shall not be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. None of the Trustee, the Depositor or the Certificate Insurer shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee, the Depositor or the Certificate Insurer be obligated to supervise the performance of the Servicer under this Agreement or otherwise.

      Section 3.04 [Reserved].

      Section 3.05 Trustee to Act as Servicer.

      If the Servicer for any reason is no longer the Servicer under this Agreement (including because of the occurrence or existence of an Event of Default), the Trustee or its successor shall assume all of the rights and obligations of the Servicer under this Agreement arising thereafter (except that the Trustee shall not be

      (i) liable for losses of the Servicer pursuant to Section 3.10 or any acts or omissions of the predecessor Servicer hereunder,

      (ii) obligated to make Advances if it is prohibited from doing so by applicable law,

      (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder, including repurchases or substitutions pursuant to Section
2.02 or 2.03,

      (iv) responsible for expenses of the Servicer pursuant to Section 2.03, or

      (v) deemed to have made any representations and warranties of the Servicer hereunder). Any assumption shall be subject to Section 7.02.

      If the Servicer is no longer the Servicer for any reason (including because the occurrence or existence of any Event of Default), the Trustee (or any other successor Servicer) may, at its option, succeed to any rights and obligations of the Servicer under any subservicing agreement in accordance with its terms. The Trustee (or any other successor Servicer) shall not incur any liability or have any obligations in its capacity as successor Servicer under a subservicing agreement arising before the date of succession unless it expressly elects to succeed to the rights and obligations of the Servicer thereunder; and the Servicer shall not thereby be relieved of any liability or obligations under the subservicing agreement arising before the date of succession.

      The Servicer shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the subservicing agreement to the assuming party.

      Notwithstanding anything else in this Agreement to the contrary, in no event shall the Trustee be liable for any servicing fee or for any differential in the amount of the Servicing Fee paid under this Agreement and the amount necessary to induce any successor Servicer to act as successor Servicer under this Agreement and the transactions provided for in this Agreement.


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

      Section 3.06 Collection of Mortgage Loan Payments; Servicing Accounts; Collection Account; Certificate Account; Distribution Account.

      (a) In accordance with and to the extent of the Servicing Standard, the Servicer shall make reasonable efforts in accordance with the customary and usual standards of practice of prudent mortgage servicers to collect all payments called for under the Mortgage Loans to the extent the procedures are consistent with this Agreement and any related Required Insurance Policy. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or, subject to Section 3.21, any Prepayment Charge in connection with the prepayment of a Mortgage Loan and (ii) extend the due dates for payments due on a Delinquent Mortgage Loan for a period not greater than 125 days. In connection with a seriously delinquent or defaulted Mortgage Loan, the Servicer may, consistent with the Servicing Standard, waive, modify or vary any term of that Mortgage Loan (including modifications that change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of that Mortgage Loan ), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of that Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders or the Certificate Insurer (taking into account any estimated loss that might result absent such action) and is expected to minimize the loss on such Mortgage Loan; provided, however, the Servicer shall not initiate new lending to such Mortgagor through the Trust and cannot, except as provided in the immediately succeeding sentence, extend the maturity of any Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. With respect to no more than 5% of the Mortgage Loans (measured by aggregate Cut-off Date Principal Balance of the Mortgage Loans), the Servicer may extend the maturity of a Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date, but in no event more than one year past such date. In the event of any such arrangement, the Servicer shall make Advances on the related Mortgage Loan in accordance with Section 4.01 during the scheduled period in accordance with the amortization schedule of the Mortgage Loan without modification thereof because of the arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which the payment is required is prohibited by applicable law. The Servicer shall not have the discretion to sell any Delinquent or defaulted Mortgage Loan.

      (b) The Servicer shall establish and maintain one or more Servicing Accounts (the "Servicing Account") into which the Servicer shall deposit on a daily basis within one Business Day of receipt, the following payments and collections received by it after the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans by the Cut-off Date):

      (i) all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

      (ii) all payments on account of interest on the Mortgage Loans, net of the related Servicing Fee; and

      (iii) all Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures.


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

      By the Withdrawal Date in each calendar month, the Servicer shall (a) withdraw from the Servicing Account all amounts on deposit therein pursuant to clauses (i) and (ii) above (other than amounts attributable to a Principal Prepayment in Full) and (b) deposit such amounts in the Collection Account.

      By the Business Day in each calendar month following the deposit in the Servicing Account of amounts on deposit therein pursuant to clause (iii) above or pursuant to any Principal Prepayment in Full, the Servicer shall (a) withdraw such amounts from the Servicing Account and (b) deposit such amounts in the Collection Account.

      (c) The Servicer shall establish and maintain a Collection Account (the "Collection Account") into which the Servicer shall deposit, as and when required by paragraph (b) of this Section 3.06, all amounts required to be deposited into the Collection Account pursuant to that paragraph. The Collection Account shall be an Eligible Account held for the benefit of the Certificateholders and the Certificate Insurer.

      (d) The Servicer shall establish and maintain a Certificate Account , which shall be held of the benefit of the Certificateholders and the Certificate Insurer, into which the Servicer shall deposit on a daily basis
(i) within one Business Day of deposit in the Collection Account (in the case of items (i) through (iii) below) and (2) within one Business Day of receipt (in the case of all other items), except as otherwise specified herein, the following payments and collections received by it in respect of Mortgage Loans after the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans by the Cut-off Date) and the following amounts required to be deposited hereunder:

      (i) all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

      (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

      (iii) all Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures;

      (iv) any amount required to be deposited by the Servicer pursuant to
Section 3.06(f) in connection with any losses on Permitted Investments;

      (v) any amounts required to be deposited by the Servicer pursuant to Sections 3.10 and 3.12;

      (vi) all Purchase Prices from the Servicer or Seller and all Substitution Adjustment Amounts;

      (vii) all Advances made by the Servicer pursuant to Section 4.01;

      (viii) any other amounts required to be deposited under this Agreement;
and

      (ix) all Prepayment Charges collected.

      In addition, with respect to any Mortgage Loan that is subject to a buydown agreement, on each Due Date for the Mortgage Loan, in addition to the monthly payment remitted by the Mortgagor, the Servicer shall cause funds to be deposited into the Certificate Account in an amount required to cause an amount of interest to be paid with respect to the Mortgage Loan equal to the amount of interest that has


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

accrued on the Mortgage Loan from the preceding Due Date at the Mortgage Rate net of the Servicing Fee Rate on that date.

      The foregoing requirements for remittance by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges or assumption fees, if collected, need not be remitted by the Servicer. If the Servicer remits any amount not required to be remitted, it may at any time withdraw that amount from the Certificate Account, any provision in this Agreement to the contrary notwithstanding. The withdrawal or direction may be accomplished by delivering written notice of it to the Trustee or any other institution maintaining the Certificate Account that describes the amounts deposited in error in the Certificate Account. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section
3.06. All funds deposited in the Certificate Account shall be held in trust for the Certificateholders and the Certificate Insurer until withdrawn in accordance with Section 3.09.

      (e) The Trustee shall establish and maintain the Distribution Account on behalf of the Certificateholders and the Certificate Insurer. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain in the Distribution Account the following:

      (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.09(a); (ii) any amount deposited by the Servicer pursuant to Section 3.06(f) in connection with any losses on Permitted Investments; and

      (iii) any other amounts deposited under this Agreement that are required to be deposited in the Distribution Account.

      If the Servicer remits any amount not required to be remitted, it may at any time direct the Trustee in writing to withdraw that amount from the Distribution Account, any provision in this Agreement to the contrary notwithstanding. The direction may be accomplished by delivering an Officer's Certificate to the Trustee that describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders and the Certificate Insurer until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.09. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Servicer.

      (f) Each institution at which the Certificate Account is maintained shall invest the funds in such account as directed in writing by the Servicer in Permitted Investments, which shall mature not later than the second Business Day preceding the related Distribution Account Deposit Date (except that if the Permitted Investment is an obligation of the institution that maintains the account, then the Permitted Investment shall mature not later than the Business Day preceding the Distribution Account Deposit Date) and which shall not be sold or disposed of before its maturity. The funds in the Distribution Account shall remain uninvested. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Servicer as servicing compensation and shall be remitted to it monthly as provided in this Agreement. The amount of any realized losses on Permitted Investments in the Certificate Account shall promptly be deposited by the Servicer in the Certificate Account. The Trustee shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account and made in accordance with this Section 3.06.

      (g) [Reserved]


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

      (h) The Servicer shall give notice to the Trustee, the Seller, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change of this Agreement. The Trustee shall give notice to the Servicer, the Seller, each Rating Agency and the Depositor of any proposed change of the location of the Distribution Account not later than 30 days and not more than 45 days prior to any change of this Agreement.

      Section 3.07 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

      (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

      (b) Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse (without duplication) the Servicer out of related collections for any payments made pursuant to Section 3.01 (with respect to taxes and assessments and insurance premiums) and Section 3.10 (with respect to hazard insurance), to refund to any Mortgagors any sums determined to be overages, to pay interest, if required by law or the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section
9.01. The Escrow Accounts shall not be a part of the Trust Fund.

      (c) The Servicer shall advance any payments referred to in Section 3.07(a) that are not timely paid by the Mortgagors or advanced by the Servicer on the date when the tax, premium or other cost for which such payment is intended is due, but the Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

      Section 3.08 Access to Certain Documentation and Information Regarding the Mortgage Loans.

      The Servicer shall afford the Depositor, the Certificate Insurer and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

      Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder or Certificate Owner that is a savings and loan association, bank, or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit the Certificateholder or Certificate Owner to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates. The Servicer shall be entitled to be reimbursed by each such Certificateholder or Certificate Owner for actual expenses incurred by the Servicer in providing the reports and access.


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

      Section 3.09 Permitted Withdrawals from the Certificate Account and the Distribution Account.

      (a) The Servicer may (and, in the case of clause (ix) below, shall) from time to time make withdrawals from the Certificate Account for the following purposes:

      (i) to pay to the Servicer (to the extent not previously retained) the servicing compensation to which it is entitled pursuant to Section 3.15, and to pay to the Servicer, as additional master servicing compensation, earnings on or investment income with respect to funds in or credited to the Certificate Account;

      (ii) to reimburse the Servicer or successor Servicer for the unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loans in respect of which the Advance was made;

      (iii) to reimburse the Servicer or successor Servicer for any Nonrecoverable Advance previously made by it;

      (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

      (v) to reimburse the Servicer for (a) unreimbursed Servicing Advances, the Servicer's right to reimbursement pursuant to this clause (a) with respect to any Mortgage Loan being limited to amounts received on the Mortgage Loans that represent late recoveries of the payments for which the advances were made pursuant to Section 3.01 or Section 3.07 and (b) for unpaid Servicing Fees as provided in Section 3.12;

      (vi) to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect of such Mortgage Loan that has been purchased pursuant to Section 2.02, 2.03, or 3.12, all amounts received thereon after the date of such purchase;

      (vii) to reimburse the Seller, the Servicer, or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 6.03;

      (viii) to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

      (ix) by the Distribution Account Deposit Date, to withdraw (1) the Available Funds and the Trustee Fee for the Distribution Date, to the extent on deposit, and (2) the Prepayment Charge Amount, and remit such amount to the Trustee for deposit in the Distribution Account; and

      (x) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01.

      The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, to justify any withdrawal from the Certificate Account pursuant to subclauses (i), (ii), (iv), (v) and (vi). Before making any withdrawal from the Certificate Account pursuant to subclause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans and their respective portions of the Nonrecoverable Advance.


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

      (b) The Trustee shall withdraw funds from the Distribution Account for distributions to Certificateholders and the Certificate Insurer in the manner specified in this Agreement (and to withhold from the amounts so withdrawn the amount of any taxes that it is authorized to withhold pursuant to the last paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

      (i) to pay to itself the Trustee Fee for the related Distribution Date;

      (ii) to withdraw and return to the Servicer any amount deposited in the Distribution Account and not required to be deposited therein; and

      (iii) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01.

      Section 3.10 Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies.

      (a) The Servicer shall maintain, for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the lesser of

      (i) the maximum insurable value of the improvements securing the Mortgage Loan and

      (ii) the greater of (y) the outstanding principal balance of the Mortgage Loan and (z) an amount such that the proceeds of the policy are sufficient to prevent the Mortgagor or the mortgagee from becoming a co-insurer.

      Each policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. Any amounts collected under the policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited in the Certificate Account. Any cost incurred in maintaining any insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the Mortgage Loan so permits. Such costs shall be recoverable by the Servicer out of late payments by the related Mortgagor or out of Liquidation Proceeds to the extent permitted by Section 3.09. No earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to any applicable laws and regulations in force that require additional insurance. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area and the area is participating in the national flood insurance program, the Servicer shall maintain flood insurance for the Mortgage Loan. The flood insurance shall be in an amount equal to the least of (i) the original principal balance of the related Mortgage Loan, (ii) the replacement value of the improvements that are part of the Mortgaged Property, and (iii) the maximum amount of flood insurance available for the related Mortgaged Property under the national flood insurance program.

      If the Servicer obtains and maintains a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall have satisfied its obligations in the first sentence of this Section 3.10. The policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers. If the policy contains a deductible clause and a policy complying with the first sentence of this
Section 3.10 has not been maintained on the related Mortgaged Property, and if a loss that would have been covered by the required policy occurs, the Servicer shall deposit in the

Certificate Account, without any right of reimbursement, the amount not otherwise payable under the blanket policy because of the deductible clause. In connection with its activities as Servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Depositor, and the Trustee for the benefit of the Certificateholders, claims under any blanket policy.

      (b) The Servicer shall not take any action that would result in non-coverage under any applicable Primary Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. The Servicer shall not cancel or refuse to renew any Primary Insurance Policy that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for the canceled or non-renewed policy is maintained with a Qualified Insurer. The Servicer need not maintain any Primary Insurance Policy if maintaining the Primary Insurance Policy is prohibited by applicable law. The Servicer agrees, to the extent permitted by applicable law, to effect the timely payment of the premiums on each Primary Insurance Policy, and any costs not otherwise recoverable shall be recoverable by the Servicer from the related liquidation proceeds.

      In connection with its activities as Servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take any reasonable action in accordance with the Servicing Standard necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Any amounts collected by the Servicer under any Primary Insurance Policies shall be deposited in the Certificate Account or the Collection Account (as applicable).

      Section 3.11 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

      (a) Except as otherwise provided in this Section 3.11, when any property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall to the extent that it has knowledge of the conveyance and in accordance with the Servicing Standard, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise these rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under the Mortgage Note or Mortgage is not otherwise so required under the Mortgage Note or Mortgage as a condition to the transfer.

      If (i) the Servicer is prohibited by law from enforcing any due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause, or
(iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.11(b), to take or enter into an assumption and modification agreement from or with the person to whom the property has been or is about to be conveyed, pursuant to which the person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon. The Mortgage Loan must continue to be covered (if so covered before the Servicer enters into the agreement) by the applicable Required Insurance Policies.

      The Servicer, subject to Section 3.11(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with the Person, pursuant to which the original Mortgagor is released from liability and the Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.11 because of any transfer or assumption that the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

      (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.11(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and the Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver to the Trustee for signature and shall direct the Trustee, in writing, to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed, and the modification agreement or supplement to the Mortgage Note or Mortgage or other instruments appropriate to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to the Person. In connection with any such assumption, no material term of the Mortgage Note may be changed.

      In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect and be of reasonably equivalent credit quality to the existing Mortgagor and Mortgaged Property. Together with each substitution, assumption, or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection with such Officer's Certificate. The Servicer shall notify the Trustee that any substitution or assumption agreement has been completed by forwarding to the Trustee the original of the substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of the Mortgage File to the same extent as all other documents and instruments constituting a part of the Mortgage File. The Servicer will retain any fee collected by it for entering into an assumption or substitution of liability agreement as additional master servicing compensation.

      Section 3.12 Realization Upon Defaulted Mortgage Loans.

      The Servicer shall use reasonable efforts in accordance with the Servicing Standard to foreclose on or otherwise comparably convert the ownership of assets securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with the foreclosure or other conversion, the Servicer shall follow the Servicing Standard and shall follow the requirements of the insurer under any Required Insurance Policy. The Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it determines (i) that the restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of restoration expenses and (ii) that restoration expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Certificate Account). The Servicer shall be responsible for all other costs and expenses incurred by it in any foreclosure proceedings. The Servicer is entitled to reimbursement of such costs and expenses from the liquidation proceeds with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds. If the Servicer has knowledge that a Mortgaged Property that the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a one mile radius of any site listed in the Expenditure Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environmental or hazardous waste risks known to the Servicer, the Servicer will, before acquiring the Mortgaged Property, consider the risks and only take action in accordance with its established environmental review procedures.

      With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to the REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to the REO Property references the Pooling and Servicing Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell the REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve the REO Property in accordance with the Servicing Standard.

      The Servicer shall perform the tax reporting and withholding required by sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing any required tax and information returns, in the form required.

      If the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the REO Property shall only be held temporarily, shall be actively marketed for sale, and the Servicer shall dispose of the Mortgaged Property as soon as practicable, and in any case before the end of the third calendar year following the calendar year in which the Trust Fund acquires the property. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund.

      The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of the foreclosure would exceed the costs and expenses of bringing a foreclosure proceeding. The proceeds received from the maintenance of any REO Properties, net of reimbursement to the Servicer for costs incurred (including any property or other taxes) in connection with maintenance of the REO Properties and net of unreimbursed Servicing Fees, Advances, and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though the Mortgage Loans were still current and adjustments, if applicable, to the Mortgage Rate were being made in accordance with the Mortgage Note) and all such proceeds shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Certificate Account. To the extent the net proceeds received during any calendar month exceeds the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for the calendar month, the excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

      The proceeds from any liquidation of a Mortgage Loan, as well as any proceeds from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances or Servicing Fees or for any related unreimbursed Advances, as applicable; second, to reimburse the Servicer, as applicable, and to reimburse the Certificate Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.09(a)(iii) that related to the Mortgage Loan; third, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Adjusted Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. The Servicer will retain any Excess Proceeds from the liquidation of a Liquidated Mortgage Loan as additional servicing compensation pursuant to Section 3.15.

      The Servicer may agree to a modification of any Mortgage Loan at the request of the related Mortgagor if (i) the modification is in lieu of a refinancing and the Mortgage Rate on the Mortgage Loan, as modified, is approximately a prevailing market rate for newly-originated Mortgage Loans having similar terms and (ii) the Servicer purchases that Mortgage Loan from the Trust Fund as described below. Upon the agreement of the Servicer to modify a Mortgage Loan in accordance with the preceding


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sentence, the Servicer shall purchase that Mortgage Loan and all interest of the Trustee in that Mortgage Loan shall automatically be deemed transferred and assigned to the Servicer and all benefits and burdens of ownership thereof, including the right to accrued interest thereon from the date of purchase and the risk of default thereon, shall pass to the Servicer. The Servicer shall promptly deliver to the Trustee a certification of a Servicing Officer to the effect that all requirements of this paragraph have been satisfied with respect to a Mortgage Loan to be repurchased pursuant to this paragraph.

      The Servicer shall deposit the Purchase Price for any Mortgage Loan repurchased pursuant to Section 3.12 in the Certificate Account pursuant to
Section 3.06 within one Business Day after the purchase of the Mortgage Loan. Upon receipt by the Trustee of written notification of any such deposit signed by a Servicing Officer, the Trustee shall release to the Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Servicer any Mortgage Loan previously transferred and assigned pursuant hereto. The Servicer covenants and agrees to indemnify the Trust Fund against any liability for any "prohibited transaction" taxes and any related interest, additions, and penalties imposed on the Trust Fund established hereunder as a result of any modification of a Mortgage Loan effected pursuant to this Section, or any purchase of a Mortgage Loan by the Servicer in connection with a modification (but such obligation shall not prevent the Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Servicer from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Servicer shall have no right of reimbursement for any amount paid pursuant to the foregoing indemnification, except to the extent that the amount of any tax, interest, and penalties, together with interest thereon, is refunded to the Trust Fund.

      Section 3.13 Trustee to Cooperate; Release of Mortgage Files.

      Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee by delivering a Request for Release substantially in the form of Exhibit N. Upon receipt of the request, the Trustee shall promptly release the related Mortgage File to the Servicer, and the Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance, or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. The Servicer is authorized to cause the removal from the registration on the MERS System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor.

      From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon delivery to the Trustee of a Request for Release in the form of Exhibit M signed by a Servicing Officer, release the Mortgage File to the Servicer or its designee. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Certificate Account, in which case the Servicer shall deliver to the Trustee a Request for Release in the form of Exhibit N, signed by a Servicing Officer.


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      If the Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Servicer shall deliver to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale, or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

      Section 3.14 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

      The Servicer shall account fully to the Trustee for any funds it receives or otherwise collects as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including any funds on deposit in the Certificate Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Certificate Account, the Collection Account, Distribution Account, or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment, or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

      Section 3.15 Servicing Compensation.

      As compensation for its activities hereunder, the Servicer may retain or withdraw from the Servicing Account, the Collection Account, or the Certificate Account the Servicing Fee for each Mortgage Loan for the related Distribution Date. Notwithstanding the foregoing, the Servicing Fee payable to the Servicer shall be reduced by the lesser of the aggregate of the Prepayment Interest Shortfalls with respect to the Distribution Date and the aggregate Compensating Interest for the Distribution Date.

      The Servicer may retain or withdraw from the Servicing Account, the Collection Account, or the Certificate Account the Servicing Fee for each Mortgage Loan for the related Distribution Date. If the Servicer directly services a Mortgage Loan, the Servicer may retain the Servicing Fee for its own account as compensation for performing services. Additional master servicing compensation in the form of Excess Proceeds, Prepayment Interest Excess, assumption fees, late payment charges and all income net of any losses realized from Permitted Investments shall be retained by the Servicer to the extent not required to be deposited in the Certificate Account pursuant to
Section 3.06. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of any premiums for hazard insurance, and any Primary Insurance Policy and maintenance of the other forms of insurance coverage required by this Agreement) and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

      Section 3.16 Access to Certain Documentation.

      The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Certificates and Certificate Owners and the examiners and supervisory agents of the OTS, the FDIC, and such other authorities, access to the documentation regarding the Mortgage Loans


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required by applicable regulations of the OTS and the FDIC. Access shall be afforded without charge, but only upon reasonable prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section 3.16 shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section 3.16 as a result of such obligation shall not constitute a breach of this Section 3.16.

      Section 3.17 Annual Statement as to Compliance.

      (a) By March 1 of each year, commencing with 2007, the Servicer shall deliver to the Depositor, the Certificate Insurer and the Trustee an Officer's Certificate signed by two Servicing Officers stating, as to each signer thereof, that (i) a review of the activities of the Servicer during the preceding calendar year (or applicable portion thereof) and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on the review, the Servicer has fulfilled all its obligations under this Agreement, in all material respects throughout the year (or applicable portion thereof), or, if there has been a failure to fulfill any obligation in any material respect, specifying each failure known to the officer and the nature and status thereof.

      (b) [Reserved].

      (c) The Trustee shall forward a copy of each such statement to each Rating Agency. Copies of such statement shall be provided by the Trustee to any Certificateholder or Certificate Owner upon request at the Servicer's expense, provided such statement is delivered by the Servicer to the Trustee.

      Section 3.18 Errors and Omissions Insurance; Fidelity Bonds.

      The Servicer shall obtain and maintain in force (a) policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and (b) a fidelity bond covering its officers, employees, and agents. Each policy and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC. If any policy or bond ceases to be in effect, the Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer meeting the above requirements as of the date of the replacement.

      Section 3.19 Reserved.

      Section 3.20 Notification of Adjustments.

      On each Adjustment Date and Payment Adjustment Date, the Servicer shall make interest rate and payment adjustments, respectively, for each Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note and applicable regulations. The Servicer shall execute and deliver the notices required by each Mortgage and Mortgage Note and applicable regulations regarding interest rate adjustments and Scheduled Payment adjustments. The Servicer also shall provide timely notification to the Trustee of all applicable data and information regarding such interest rate adjustments and the Servicer's methods of implementing such interest rate adjustments and Scheduled Payment adjustments. Upon the discovery by the Servicer or the Trustee that the Servicer has failed to adjust or has incorrectly adjusted a Mortgage Rate or a Scheduled Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Servicer shall immediately deposit in the Certificate Account from its own funds the amount of any loss caused thereby without reimbursement therefor; provided, however, the


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Servicer shall not be liable with respect to any interest rate adjustments or
Scheduled Payment adjustments made by any servicer prior to the Servicer.

      Section 3.21 Prepayment Charges.

      The Servicer will not waive any part of any Prepayment Charge unless the waiver relates to a default or a reasonably foreseeable default, the Prepayment Charge would cause an undue hardship to the related borrower, the Mortgaged Property is sold by the Mortgagor, the collection of any Prepayment Charge would violate any relevant law or regulation or the waiving of the Prepayment Charge would otherwise benefit the Trust Fund and it is expected that the waiver would maximize recovery of total proceeds taking into account the value of the Prepayment Charge and related Mortgage Loan and doing so is standard and customary in servicing similar Mortgage Loans (including any waiver of a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is related to a default or a reasonably foreseeable default). The Servicer will not waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default.

      If a Prepayment Charge is waived other than as permitted by the prior sentence, then the Servicer is required to pay the amount of such waived Prepayment Charge, for the benefit of the Holders of the Class P Certificates, by depositing such amount into the Distribution Account from its own funds, without any right of reimbursement therefor, together with and at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Distribution Account.


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                                 ARTICLE Four

                  DISTRIBUTIONS AND ADVANCES BY THE SERVICER

      Section 4.01 Advances.

      (a) The Servicer shall determine on or before each Servicer Advance Date whether it is required to make an Advance pursuant to the definition thereof. If the Servicer determines it is required to make an Advance, it shall, on or before the Servicer Advance Date, either (i) deposit into the Certificate Account an amount equal to the Advance or (ii) make an appropriate entry in its records relating to the Certificate Account that any Amount Held for Future Distribution has been used by the Servicer in discharge of its obligation to make any such Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Certificate Account no later than the close of business on the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Certificate Account for all Advances of its own funds made pursuant to this Section 4.01 as provided in Section 3.09. The obligation to make Advances with respect to any Mortgage Loan shall continue if such Mortgage Loan has been foreclosed or otherwise terminated and the Mortgaged Property has not been liquidated. The Servicer shall inform the Trustee of the amount of the Advance to be made on each Servicer Advance Date no later than the second Business Day before the related Distribution Date.

      (b) If the Servicer determines that it will be unable to comply with its obligation to make the Advances as and when described in the second sentence of Section 4.01(a), it shall use its best efforts to give written notice thereof to the Trustee (each such notice an "Advance Notice"; and such notice may be given by telecopy), not later than 3:00 P.M., New York time, on the Business Day immediately preceding the related Servicer Advance Date, specifying the amount that it will be unable to deposit (each such amount an "Advance Deficiency") and certifying that such Advance Deficiency constitutes an Advance hereunder and is not a Nonrecoverable Advance. If the Trustee receives a Trustee Advance Notice on or before 3:00 P.M., New York time on a Servicer Advance Date, the Trustee is entitled to immediately terminate the Servicer under Section 7.01, and shall, not later than 3:00 P.M., New York time, on the related Distribution Date, deposit in the Distribution Account an amount equal to the Advance Deficiency identified in such Trustee Advance Notice unless it is prohibited from so doing by applicable law. Notwithstanding the foregoing, the Trustee shall not be required to make such deposit if the Trustee shall have received written notification from the Servicer that the Servicer has deposited or caused to be deposited in the Certificate Account an amount equal to such Advance Deficiency by 3:00 P.M. New York time on the related Distribution Date. If the Trustee has not terminated the Servicer, the Servicer shall reimburse the Trustee for the amount of any Advance (including interest at the Prime Rate on the day of such reimbursement published in The Wall Street Journal) on such amount, made by the Trustee pursuant to this Section 4.01(b) not later than the second day following the related Servicer Advance Date. In the event that the Servicer does not reimburse the Trustee in accordance with the requirements of the preceding sentence, the Trustee shall immediately (a) terminate all of the rights and obligations of the Servicer under this Agreement in accordance with
Section 7.01 and (b) subject to the limitations set forth in Section 3.05, assume all of the rights and obligations of the Servicer hereunder.

      (c) The Servicer shall, not later than the close of business on the Business Day immediately preceding each Servicer Advance Date, deliver to the Trustee a report (in form and substance reasonably satisfactory to the Trustee) that indicates (i) the Mortgage Loans with respect to which the Servicer has determined that the related Scheduled Payments should be advanced and (ii) the amount of the related Scheduled Payments. The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Advance determined by the Servicer to be a Nonrecoverable Advance.


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      Section 4.02 Priorities of Distribution.

      (a) Distributions of Interest Funds. On each Distribution Date, the Interest Funds for such Distribution Date shall be allocated by the Trustee from the Distribution Account in the following order of priority, until such Interest Funds have been fully distributed:

      (i) from the Interest Remittance Amount related to each Loan Group, pro rata based on the Interest Remittance Amount for that Loan Group, in the following priority:

      first, to the Certificate Insurer, the monthly premium due under the Policy with respect to the Class 1-A-1B Certificates, in the case of the Interest Remittance Amount for Loan Group 1, and the Class 2-A-1C
Certificates, in the case of the Interest Remittance Amount for Loan Group 2;

      second, (A) from Interest Funds for Loan Group 1, in the following priority:

            (i) concurrently, to each Class of Group 1 Senior Certificates, the related Current Interest and Interest Carry Forward Amount; provided, however, that if funds available are insufficient to pay that amount, any resulting shortfalls will be allocated pro rata on the basis of the Current Interest and Interest Carry Forward Amounts due such Classes on that Distribution Date; and

            (ii) to the Certificate Insurer, any unreimbursed Insured Payments with respect to the Class 1-A-1B Certificates, plus any other amounts due to the Certificate Insurer; and

            (B) from Interest Funds for Loan Group 2, in the following priority:

            (i) concurrently, to each Class of Group 2 Senior Certificates, the Current Interest and Interest Carry Forward Amount; provided, however, that if funds available are insufficient to pay such amount, any resulting shortfalls will be allocated pro rata on the basis of the Current Interest and Interest Carry Forward Amounts due such Classes on that Distribution Date;

            (ii) to the Certificate Insurer, any unreimbursed Insured Payments with respect to the Class 2-A-1C Certificates, plus any other amounts due to the Certificate Insurer; and

      (ii) the Interest Remittance Amount for each Loan Group remaining after distribution pursuant to clause (1) above will be aggregated and distributed in the following priority:

      first, to the Certificate Insurer, the monthly premium due under the Policy with respect to the Class 1-A-1B and Class 2-A-1C Certificates to the extent not paid pursuant to clause (i) above;

      second, concurrently to the Classes of Senior Certificates, any remaining Current Interest and Interest Carry Forward Amount not paid pursuant to clause (i), pro rata based on the amount of interest each Class of Senior Certificates is entitled to receive on that Distribution Date;

      third, to the Certificate Insurer, any unreimbursed Insured Payments with respect to the Class 1-A-1B and Class 2-A-1C Certificates, plus any other amounts due to the Certificate Insurer to the extent not paid above;

      fourth, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, the Current Interest and Interest Carry Forward Amount for each such Class; and


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

      fifth, for application as part of the Excess Cashflow for that Distribution Date, pursuant to Section 4.02(c) below, any such Interest Remittance Amount remaining undistributed for that Distribution Date.

      (b) Distributions of Principal Distribution Amount. On each Distribution Date, the Principal Distribution Amount with respect to each Loan Group for that Distribution Date shall be allocated by the Trustee from the Distribution Account in the following order of priority until that Principal Distribution Amount has been fully distributed:

      (i) For each Distribution Date prior to the Stepdown Date or on which a Trigger Event is in effect, until the aggregate Class Certificate Balance of the Offered Certificates equals the Target Amount for that Distribution Date:

            (A)   concurrently:

                  (1) from the Principal Distribution Amount for Loan Group 1, in the following priority:

                        first, concurrently, to the Classes of the Group 1
                  Senior Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                        second, concurrently, to the Classes of the Group 2
                  Senior Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                  (2) from the Principal Distribution Amount for Loan Group 2, in the following priority:

                        first, concurrently, to the Classes of the Group 2
                  Senior Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                        second, concurrently, to the Classes of Group 1 Senior
                  Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

            (B) from the remaining Principal Distribution Amounts for both Loan Groups, sequentially:

            (1) to the Certificate Insurer, any unreimbursed Reimbursement Amounts;

            (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and

            (3) any remainder as part of the Excess Cashflow to be allocated as described under Section 4.02(c) below.

      (ii) For each Distribution Date on or after the Stepdown Date and so long as a Trigger Event is not in effect, from the Principal Distribution Amounts for each Loan Group, in the following priority:

            first, (a) to the Group 1 Senior Certificates (from amounts in Loan Group 1, except as provided below) and to the Group 2 Senior Certificates (from amounts in Loan Group 2, except as provided below), in each case in accordance with Section 4.02(b)(i), concurrently by Principal Allocation Percentage, in an amount equal to the lesser of (x) the Principal Distribution Amount


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

      for the related Loan Group for that Distribution Date and (y) the Senior Principal Distribution Amount for the related Loan Group for that Distribution Date, until the Class Certificate Balance of each such Class has been reduced to zero; or (b) otherwise to each Class of Senior Certificates (in each case in accordance with Section 4.02(b)(i), concurrently by Principal Allocation Percentage), the Principal Distribution Amount for the related Loan Group for that Distribution Date;

            second, to the Certificate Insurer, any unreimbursed Reimbursement Amounts;

            third, to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount for that Distribution Date, until the Class Certificate Balance of that Class has been reduced to zero;

            fourth, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount for that Distribution Date, until the Class Certificate Balance of that Class has been reduced to zero;

            fifth, to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount for that Distribution Date, until the Class Certificate Balance of that Class has been reduced to zero;

            sixth , to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount for that Distribution Date, until the Class Certificate Balance of that Class has been reduced to zero;

            seventh , to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount for that Distribution Date, until the Class Certificate Balance of that Class has been reduced to zero;

            eighth , to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount for that Distribution Date, until the Class Certificate Balance of that Class has been reduced to zero;

            ninth , to the Class M-7 Certificates, the Class M-7 Principal Distribution Amount for that Distribution Date, until the Class Certificate Balance of that Class has been reduced to zero;

            tenth , to the Class M-8 Certificates, the Class M-8 Principal Distribution Amount for that Distribution Date, until the Class Certificate Balance of that Class has been reduced to zero;

            eleventh , to the Class M-9 Certificates, the Class M-9 Principal Distribution Amount for that Distribution Date, until the Class Certificate Balance of that Class has been reduced to zero;

            twelfth , to the Class M-10 Certificates, the Class M-10 Principal Distribution Amount for that Distribution Date, until the Class Certificate Balance of that Class has been reduced to zero; and

            thirteenth, any remainder as part of the Excess Cashflow to be allocated as described under 4.02(c) below.

      (c) Distributions of Excess Cashflow. With respect to any Distribution Date, any Excess Cashflow will be paid to the Classes of Certificates in the following order of priority, in each case to the extent of remaining Excess
Cashflow:

      (i) for each Distribution Date occurring (a) before the Stepdown Date or
(b) on or after the Stepdown Date but for which a Trigger Event is in effect, in the following priority:


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

            (1) after giving effect to principal distributions on that Distribution Date (as described under Section 4.02(b)), pro rata, based on the Senior Proportionate Percentage, to the Senior Certificates, in each case in accordance with Section 4.02(b)(i), in reduction of their respective Class Certificate Balances, until their respective Class Certificate Balances have been reduced to zero; and

            (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, until their respective Class Certificate Balances have been reduced to zero;

      (ii) for each Distribution Date occurring on or after the Stepdown Date and for which a Trigger Event is not in effect, in the following priority:

            (1) after giving effect to principal distributions on that Distribution Date (as described under Section 4.02(b)), pro rata, based on the Senior Proportionate Percentage, to the Senior Certificates, in each case in accordance with Section 4.02(b)(i), in reduction of their respective Class Certificate Balances, until the aggregate Class Certificate Balance of the Senior Certificates, after giving effect to distributions on that Distribution Date, equals the Senior Target Amount for that Distribution Date;

            (2) to the Class M-1 Certificates, in reduction of their Class Certificate Balances, until the aggregate Class Certificate Balance of the Senior Certificates and the Class M-1 Certificates, after giving effect to distributions made on that Distribution Date, equals the Class M-1 Target Amount for that Distribution Date;

            (3) to the Class M-2 Certificates, in reduction of their Class Certificate Balances, until the aggregate Class Certificate Balance of the Senior Certificates and the Class M-1 and Class M-2 Certificates, after giving effect to distributions made on that Distribution Date, equals the Class M-2 Target Amount for that Distribution Date;

            (4) to the Class M-3 Certificates, in reduction of their Class Certificate Balances, until the aggregate Class Certificate Balance of the Senior Certificates and the Class M-1, Class M-2 and Class M-3 Certificates, after giving effect to distributions made on that Distribution Date, equals the Class M-3 Target Amount for that Distribution Date;

            (5) to the Class M-4 Certificates, in reduction of their Class Certificate Balances, until the aggregate Class Certificate Balance of the Senior Certificates and the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates, after giving effect to distributions made on that Distribution Date, equals the Class M-4 Target Amount for that Distribution Date;

            (6) to the Class M-5 Certificates, in reduction of their Class Certificate Balances, until the aggregate Class Certificate Balance of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates, after giving effect to distributions made on that Distribution Date, equals the Class M-5 Target Amount for that Distribution Date;

            (7) to the Class M-6 Certificates, in reduction of their Class Certificate Balances, until the aggregate Class Certificate Balance of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates, after giving effect to distributions made on that Distribution Date, equals the Class M-6 Target Amount for that Distribution Date;


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

            (8) to the Class M-7 Certificates, in reduction of their Class Certificate Balances, until the aggregate Class Certificate Balance of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, after giving effect to distributions made on that Distribution Date, equals the Class M-7 Target Amount for that Distribution Date;

            (9) to the Class M-8 Certificates, in reduction of their Class Certificate Balances, until the aggregate Class Certificate Balance of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, after giving effect to distributions made on that Distribution Date, equals the Class M-8 Target Amount for that Distribution Date;

            (10) to the Class M-9 Certificates, in reduction of their Class Certificate Balances, until the aggregate Class Certificate Balance of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, after giving effect to distributions made on that Distribution Date, equals the Class M-9 Target Amount for that Distribution Date; and

            (11) to the Class M-10 Certificates, in reduction of their Class Certificate Balances, until the aggregate Class Certificate Balance of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, after giving effect to distributions made on that Distribution Date, equals the Class M-10 Target Amount for that Distribution Date;

      (iii) first, concurrently to the Classes of Senior Certificates, pro rata based on their respective Unpaid Realized Loss Amounts, in an amount equal to the Unpaid Realized Loss Amount for each such Class; and

      second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, in each case, first in an amount equal to any Net Rate Carryover and unpaid Net Rate Carryover Amounts for each such Class and that Distribution Date and second in an amount equal to any Unpaid Realized Loss Amount for that Class and that Distribution Date; and

      (iv) to the Class R Certificate, any remaining amount.

      (d) [reserved].

      (e) To the extent that a Class of Floating Rate Certificates receives interest in excess of the related Net Rate Cap, such interest shall be deemed to have been paid to the Carryover Reserve Fund and then paid by the Carryover Reserve Fund to those Certificateholders. For purposes of the Code, amounts deemed deposited in the Carryover Reserve Fund shall be deemed to have first been distributed to the Class C Certificates.

      (f) On each Distribution Date, the Prepayment Charge Amount shall be allocated and paid to the Class P Certificates. On the Distribution Date immediately following the expiration of the latest Prepayment Charge Period of the Mortgage Loans, the $100 held in trust for the Class P Certificates will be distributed to the holders of the Class P Certificates.

      (g) Application of Applied Realized Loss Amounts. On each Distribution Date, the Trustee shall allocate the Applied Realized Loss Amount to reduce the Class Certificate Balances of the Subordinated


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Certificates, sequentially, to the Class M-10, Class M-9, Class M-8, Class
M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero. Thereafter, (i) if the aggregate Class Certificate Balance of the Group 1 Senior Certificates exceeds the aggregate Stated Principal Balance of the Group 1 Mortgage Loans, the amount of that excess will be allocated, sequentially, to the Class 1-A-1B and Class 1-A-1A Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and (ii) if the aggregate Class Certificate Balance of the Group 2 Senior Certificates exceeds the aggregate Stated Principal Balance of the Group 2 Mortgage Loans, sequentially, to the Class 2-A-1C, Class 2-A-1B and Class 2-A-1A Certificates, in that order, until their respective Class Certificate Balances are reduced to zero.

      Section 4.03 [Reserved].

      Section 4.04 Allocation of Net Deferred Interest.

      On each Distribution Date, the Net Deferred Interest for a Loan Group will be allocated to each related Class of interest-bearing Certificates in an amount equal to the excess, if any, of (i) the interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the related Class Certificate Balance immediately prior to the applicable Distribution Date over (ii) the amount of interest to which such Class would have been entitled if the Pass-Through Rate for such Class were equal to the Adjusted Cap Rate for such Class and Distribution Date. To the extent that any Net Deferred Interest allocated to a Class of Certificates would exceed the amount of Current Interest (prior to reduction for Net Deferred Interest) for that Class for that Distribution Date, the amount of that excess will be allocated to the Class C Certificates to the extent distributions would otherwise be made to the Class C Certificates. Thereafter, that excess amount will be allocated among the Classes of certificates, in proportion to, and up to, the amount of any remaining interest otherwise distributable on the Certificates.

      Section 4.05 Monthly Statements to Certificateholders.

      (a) Not later than each Distribution Date, the Trustee shall prepare and make available on its website at https://www.tss.db.com/invr to each Certificateholder, the Certificate Insurer, the Servicer and the Depositor a statement for the related distribution of

      (i) the applicable Record Dates, Interest Accrual Periods and Determination Dates for calculating distributions for the Distribution Date;

      (ii) the amount of funds received from the Servicer for the Distribution Date separately identifying amounts received in respect of the Mortgage Loans and the amount of Advances included in the distribution on the Distribution Date;

      (iii) the Servicing Fee and the amounts of any additional servicing compensation received by the Servicer attributable to penalties, fees, Excess Proceeds or other similar charges or fees and items with respect to the Distribution Date, and, with respect to Lender PMI Loans, the interest premium charged the related borrower for primary mortgage guaranty insurance;

      (iv) the Trustee Fee for the Distribution Date;

      (v) the aggregate amount of expenses paid from amounts on deposit in the Distribution Account;

      (vi) the aggregate amount on deposit in the Distribution Account and Carryover Reserve Fund, as of the beginning and end of the related Due Period;


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      (vii) the amount of the distribution allocable to principal, separately identifying the aggregate amount of any scheduled principal, Net Prepayments, Principal Prepayments in Full, partial Principal Prepayments and Liquidation Proceeds included therein;

      (viii) if the distribution to the Holders of any Class of Certificates is less than the full amount that would be distributable to them if sufficient funds were available, the amount of the shortfall and the allocation of the shortfall between principal and interest;

      (ix) the aggregate outstanding Interest Carry Forward Amount, Net Prepayment Interest Shortfalls, Net Rate Carryover and unpaid Net Rate Carryover for each applicable Class of Certificates, after giving effect to the distributions made on that Distribution Date.

      (x) the Interest Remittance Amount and the Principal Remittance Amount with respect to each Loan Group, the Senior Principal Distribution Amount and the Overcollateralization Release Amount applicable to that Distribution Date;

      (xi) the Overcollateralized Amount, after giving effect to distributions made on that Distribution Date;

      (xii) the amount of any Overcollateralization Deficiency Amount, after giving effect to distributions made on that Distribution Date;

      (xiii) whether a Trigger Event is in effect for that Distribution Date;

      (xiv) the aggregate amount of Applied Realized Loss Amounts in each Loan Group and in the aggregate incurred and Subsequent Recoveries, if any, received during the preceding calendar month and aggregate Realized Losses through the Distribution Date;

      (xv) the Class Certificate Balance of each Class of Certificates before and after giving effect to the distribution of principal on the Distribution Date;

      (xvi) the Pass-Through Rate for each Class of Certificates with respect to the Distribution Date;

      (xvii) the LIBOR rate and MTA rate applicable for that Distribution
Date;

      (xviii) the number of Mortgage Loans in each Loan Group and in the aggregate and the aggregate Stated Principal Balance of the Mortgage Loans in each Loan Group and the Pool Stated Principal Balance as the first day of the related Due Period and the last day of the related Due Period;

      (xix) as of the last day of the related Due Period:

            (A) the weighted average mortgage rate of the Mortgage Loans in each Loan Group and in the aggregate, and

            (B) the weighted average remaining term to maturity of the Mortgage Loans in each Loan Group and in the aggregate;

      (xix) the number and aggregate outstanding Stated Principal Balance of the Mortgage Loans in each Loan Group and in the aggregate as of the end of the preceding calendar month:


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

            (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and

            (B) in foreclosure and delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days,

            in each case as of the close of business on the last day of the calendar month preceding the Distribution Date;

      (xxi) for each of the preceding 12 calendar months, or all calendar months since the Cut-off Date, whichever is less, the aggregate dollar amount of the Scheduled Payments (A) due on all Outstanding Mortgage Loans on the Due Date in each such month and (B) delinquent sixty (60) days or more on the Due Date in each such month;

      (xxii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of the Mortgage Loan as of the close of business on the Determination Date preceding the Distribution Date;

      (xxiii) the total number and principal balance of any REO Properties in each Loan Group and in the aggregate (and market value, if available) as of the close of business on the Determination Date preceding the Distribution Date;

      (xxiv) the aggregate amount of Principal Prepayments received during the related Prepayment Period and the number of Mortgage Loans subject to such Principal Prepayments;

      (xxv) the amount of Advances included in the distribution on the Distribution Date and the aggregate amount of Advances outstanding as of the close of business on the Distribution Date;

      (xxvi) the aggregate amount of Advances reimbursed during the related Due Period, the general source of funds for such reimbursements and the aggregate amount of Advances outstanding as of the close of business on the Distribution Date;

      (xxvii) the aggregate amount of Servicing Advances reimbursed during the related Due Period, the general source of funds for such reimbursements and the aggregate amount of Servicing Advances outstanding as of the close of business on the Distribution Date;

      (xxviii) the aggregate number and outstanding Stated Principal Balance of Mortgage Loans in each Loan Group and in the aggregate repurchased during the related Due Period due to material breaches of representations and warranties regarding such Mortgage Loans;

      (xxxix) with respect to the second Distribution Date, the number and aggregate balance of any Delayed Delivery Mortgage Loans not delivered within the time periods specified in the definition of Delayed Delivery Mortgage Loans;

      (xxx) Prepayment Charges collected, waived, and paid by the Servicer;

      (xxxi) the aggregate Stated Principal Balance of the Mortgage Loans in each Loan Group and in the aggregate that became Liquidated Mortgage Loans in the prior month and since the Cut-off Date (in each case immediately prior to the Stated Principal Balance being reduced to zero);


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

      (xxxii) the amount paid by the Certificate Insurer under the Policy with respect to each of the Class 1-A-1B and Class 2-A-1C Certificates for that Distribution Date; and all amounts paid to the Certificate Insurer in respect of the Reimbursement Amount for that Distribution Date;

      (xxxiii) the amount of any Net Rate Carryover from the Carryover Reserve Fund;

      (xxxiv) the aggregate amount of Deferred Interest on the Mortgage Loans for the related Due Date, by Loan Group and in the aggregate, and the cumulative amount of Deferred Interest on the Mortgage Loans through that Distribution Date;

      (xxxv) the aggregate amount of Net Deferred Interest on the Mortgage Loans for that Distribution Date, by Loan Group and in the aggregate, and the amount allocated to each Class of Certificates on that Distribution Date and the cumulative amount of Net Deferred Interest on the Mortgage Loans allocated to each Class of Certificates through that Distribution Date;

      (xxxvi) the Stated Principal Balance of any Mortgage Loan that has been repurchased by the Servicer in accordance with Section 2.02, 2.03 or 3.12; and

      (xxxvii) the Stated Principal Balance of any Substitute Mortgage Loan provided by the Seller and the Stated Principal Balance of any Mortgage Loan that has been replaced by a Substitute Mortgage Loan in accordance with
Section 2.03.



      By each Determination Date the Servicer shall provide to the Trustee in electronic form the information needed to determine the distributions to be made pursuant to Section 4.02 and any other information on which the Servicer and the Trustee mutually agree.

      (b) On or before the fifth Business Day following the end of each Prepayment Period (but in no event later than the third Business Day prior to the related Distribution Date), the Servicer shall deliver to the Trustee (which delivery may be by electronic data transmission) a report in substantially the form set forth as Schedule V.

      (c) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i) and (a)(ii) of this Section 4.06 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

      Section 4.06 Carryover Reserve Fund.

      (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Floating Rate Certificates, a Carryover Reserve Fund, into which the Depositor shall deposit or cause to be deposited $1,010,000. The Carryover Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement. The Carryover Reserve Fund shall not be an asset of any REMIC established by this Agreement.


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

      (b) On any Distribution Date for which there is Net Rate Carryover with respect to any Class of Floating Rate Certificates, the Trustee shall withdraw from the Carryover Reserve Fund, the amount of such Net Rate Carryover for distribution on such Distribution Date pursuant to Section 4.02 (a)(3). If on any Distribution Date the amount on deposit in the Carryover Reserve Fund is not sufficient to make a full distribution of the Net Rate Carryover with respect to the Classes of the Floating Rate Certificates, the Trustee shall withdraw the entire amount on deposit in the Carryover Reserve Fund related to a Class of Notional Amount Certificates and distribute such amount to the corresponding Classes of Certificates as follows: (x) with respect to either the Group 1 Senior Certificates or the Group 2 Senior Certificates, on a pro rata basis, based on the related remaining Net Rate Carryover due, and (y) with respect to the Classes of Subordinated Certificates, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M -5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order. Any excess of LIBOR plus the applicable Pass-Through Margin in respect of any Class of Floating Rate Certificates over the related Net Rate Cap on the first Distribution Date will be treated as paid from the Carryover Reserve Fund to the Master REMIC and from the Master REMIC to such Class of Certificates.

      (c) Funds in the Carryover Reserve Fund shall not be invested. The Class C Certificates shall evidence ownership of the Carryover Reserve Fund for federal income tax purposes.

      (d) Upon termination of the Trust Fund any amounts remaining in the Carryover Reserve Fund shall be distributed to the Certificateholders of the Class C Certificates on a pro rata basis.

      Section 4.07 Determination of Pass-Through Rates for LIBOR Certificates.

      On each LIBOR Determination Date so long as the LIBOR Certificates are outstanding, the Trustee will determine LIBOR on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. dollars as found on Moneyline Telerate Page 3750 as of 11:00 a.m. London time on each LIBOR Determination Date.

      (a) If LIBOR cannot be determined as provided in the first paragraph of this Section 4.08, the Trustee shall either (i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such LIBOR Determination Date or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available.

      (b) LIBOR for the next Interest Accrual Period for a Class of LIBOR Certificates will be established by the Trustee on each LIBOR Determination Date as follows:

      (i) If on any LIBOR Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period for a Class of LIBOR Certificates shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

      (ii) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period for a Class of LIBOR Certificates shall be whichever is the higher of (i) LIBOR as determined on the previous LIBOR Determination Date or
(ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant LIBOR Determination Date, to the principal London


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offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks.

      (iii) If on any LIBOR Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR shall be LIBOR as determined on the preceding LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

      (c) Until all of the LIBOR Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each LIBOR Determination Date. The Servicer initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Servicer should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

      (d) The Pass-Through Rate for each Class of LIBOR Certificates for each related Interest Accrual Period shall be determined by the Trustee on each LIBOR Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in the footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement.

      (e) In determining LIBOR, any Pass-Through Rate for the LIBOR Certificates, any Interest Settlement Rate, or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Dow Jones Markets) from the BBA designated banks, the Reference Banks or the New York City banks as to LIBOR, the Interest Settlement Rate or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or
(ii) its inability, following a good-faith reasonable effort, to obtain such quotations from, the BBA designated banks, the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this
Section 4.08.

      (f) The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

      (g) The Pass-Through Rate for the Interest Accrual Period for the first Distribution Date for each Class of LIBOR Certificates is set forth in the applicable footnote under the heading "Master REMIC" in the Preliminary Statement..

      Section 4.08 Determination of Pass-Through Rates for MTA Certificates.

      (a) The Pass-Through Rates for the Class 1-A-1A and Class 1-A-1B Certificates for each Interest Accrual Period shall be determined by the Trustee on each Interest Determination Date so long as


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

the Class 1-A-1A and Class 1-A-1B Certificates are outstanding on the basis of the MTA Index and the formula appearing in the footnote corresponding to the Class 1-A-1A and Class 1-A-1B Certificates in the table relating to the Certificates in the Preliminary Statement.

      (b) The determination of MTA Index and the Pass-Through Rate for the Class 1-A-1A and Class 1-A-1B Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Class 1-A-1A and Class 1-A-1B Certificate and the Trustee.

      Section 4.09 Policy; Rights of the Certificate Insurer.

      (a) If, on the third Business Day before any Distribution Date, the Trustee determines that there will be a Deficiency Amount for such Distribution Date, the Trustee shall determine the amount of any such deficiency and shall give notice to the Certificate Insurer by telephone or telecopy of the amount of such deficiency, confirmed in writing by notice substantially in the form of Exhibit A to the Policy, by 12:00 p.m., New York time on such third Business Day. The Trustee's responsibility for delivering the notice to the Certificate Insurer as provided in the preceding sentence is limited to the availability, timeliness and accuracy of the information provided by the Servicer.

      (b) In the event the Trustee receives a certified copy of an order of the appropriate court that any scheduled payment of principal or interest on a Class 1-A-1B or Class 2-A-1C Certificate has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall (i) promptly notify the Certificate Insurer and (ii) comply with the provisions of the Policy, to obtain payment by the Certificate Insurer of such voided scheduled payment. In addition, the Trustee shall mail notice to all Holders of the Class 1-A-1B or Class 2-A-1C Certificates so affected that, in the event that any such Holder's scheduled payment is so recovered, such Holder will be entitled to payment pursuant and subject to the terms of the Policy, a copy of which shall be made available to such Holders by the Trustee. The Trustee shall furnish to the Certificate Insurer its records listing the payments on the affected Class 1-A-1B or Class 2-A-1C Certificates, if any, that have been made by the Trustee and subsequently recovered from the affected Holders, and the dates on which such payments were made by the Trustee.

      (c) At the time of the execution hereof, and for the purposes hereof, the Trustee shall establish a special purpose trust account in the name of the Trustee for the benefit of Holders of the Class 1-A-1B or Class 2-A-1C Certificates (the "Policy Payments Account") over which the Trustee shall have exclusive control and sole right of withdrawal. The Policy Payments Account shall be an Eligible Account. The Trustee shall deposit any amount paid under the Policy into the Policy Payments Account and distribute such amount only for the purposes of making the payments to Holders of the Class 1-A-1B or Class 2-A-1C Certificates, in respect of the related Deficiency Amount for which the related claim was made under the Policy. Such amounts shall be allocated by the Trustee to Holders of Class 1-A-1B or Class 2-A-1C Certificates affected by such shortfalls in the same manner as principal and interest payments are to be allocated with respect to such Certificates pursuant to Section 4.04. It shall not be necessary for such payments to be made by checks or wire transfers separated from the checks or wire transfers used to make regular payments hereunder with funds withdrawn from the Distribution Account. However, any payments made on the Class 1-A-1B or Class 2-A-1C Certificates from funds in the Policy Payments Account shall be noted as provided in subsection (e) below. Funds held in the Policy Payments Account shall not be invested by the Trustee.

      (d) Any funds received from the Certificate Insurer for deposit into the Policy Payments Account pursuant to the Policy in respect of a Distribution Date or otherwise as a result of any claim under the Policy shall be applied by the Trustee directly to the payment in full (i) of the related Deficiency Amount on such Distribution Date or (ii) of other amounts payable under the Policy. Funds


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received by the Trustee as a result of any claim under the Policy shall be used solely for payment to the Holders of the Class 1-A-1B or Class 2-A-1C Certificates and may not be applied for any other purpose, including, without limitation, satisfaction of any costs, expenses or liabilities of the Trustee, the Servicer or the Trust Fund. Any funds remaining in the Policy Payments Account on the first Business Day after each Distribution Date shall be remitted promptly to the Certificate Insurer in accordance with the instructions set forth in Section 4.10.

      (e) The Trustee shall keep complete and accurate records in respect of
(i) all funds remitted to it by the Certificate Insurer and deposited into the Policy Payments Account and (ii) the allocation of such funds to (A) payments of interest on and principal in respect of any Class 1-A-1B or Class 2-A-1C Certificates and (B) the amount of funds available to make distributions on the Class 1-A-1B or Class 2-A-1C Certificates pursuant to Sections 4.04(a),
(b) and (d). The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon three Business Days' prior notice to the Trustee.

      (f) The Trustee acknowledges, and each Holder of a Class 1-A-1B or Class 2-A-1C Certificate by its acceptance of the Class 1-A-1B or Class 2-A-1C Certificate agrees, that, without the need for any further action on the part of the Certificate Insurer or the Trustee, to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on any Class 1-A-1B or Class 2-A-1C Certificates, the Certificate Insurer will be fully subrogated to the rights of the Holders of such Class 1-A-1B or Class 2-A-1C Certificates to receive such principal and interest from the Trust Fund. The Holders of the Class 1-A-1B or Class 2-A-1C Certificates, by acceptance of the Class 1-A-1B or Class 2-A-1C Certificates, assign their rights as Holders of the Class 1-A-1B or Class 2-A-1C Certificates to the extent of the Certificate Insurer's interest with respect to amounts paid under the Policy. Anything herein to the contrary notwithstanding, solely for purposes of determining the Certificate Insurer's rights, as applicable, as subrogee for payments distributable pursuant to
Section 4.04, any payment with respect to distributions to the Class 1-A-1B or Class 2-A-1C Certificates which is made with funds received pursuant to the terms of the Policy shall not be considered payment of the Class 1-A-1B or Class 2-A-1C Certificates from the Trust Fund and shall not result in the distribution or the provision for the distribution in reduction of the Class Certificate Balance of the Class 1-A-1B or Class 2-A-1C Certificates within the meaning of Article IV.

      (g) Upon its becoming aware of the occurrence of an Event of Default, the Trustee shall promptly notify the Certificate Insurer of such Event of Default.

      (h) The Trustee shall promptly notify the Certificate Insurer of either of the following as to which it has actual knowledge: (A) the commencement of any proceeding by or against the Depositor commenced under the United States bankruptcy code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") and (B) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any distribution made with respect to the Class 1-A-1B or Class 2-A-1C Certificates as to which it has actual knowledge. Each Holder of a Class 1-A-1B or Class 2-A-1C Certificate, by its purchase of Class 1-A-1B or Class 2-A-1C Certificates, and the Trustee hereby agrees that the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to the rights of the Trustee and each Holder of a Class 1-A-1B or Class 2-A-1C Certificate in the conduct of any Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.


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

      (i) The Trustee shall surrender the Policy to the Certificate Insurer for cancellation upon the reduction of the aggregate Class Certificate Balance of the Class 1-A-1B and Class 2-A-1C Certificates to zero.

      (j) The Trustee shall send to the Certificate Insurer the reports prepared pursuant to Sections 3.17 and 11.07 and the statements prepared pursuant to Section 4.05, as well as any other statements or communications sent to Holders of the Class 1-A-1B or Class 2-A-1C Certificates, in each case at the same time such reports, statements and communications are otherwise sent.

      (k) For so long as there is no continuing default by the Certificate Insurer under its obligations under the Policy, which default has continued uncured for two Business Days (a "Certificate Insurer Default"), each Holder of a Class 1-A-1B or Class 2-A-1C Certificate agrees that the Certificate Insurer shall be treated by the Depositor, the Servicer and the Trustee as if the Certificate Insurer were the Holder of all of the Class 1-A-1B or Class 2-A-1C Certificates, for the purpose (and solely for the purpose) of the giving of any consent, the making of any direction or the exercise of any voting or other control rights otherwise given to the Holders of the Class 1-A-1B or Class 2-A-1C Certificates under this Agreement.

      (l) With respect to this Section 4.09, the terms "Receipt" and "Received" shall mean actual delivery to the Certificate Insurer, if any, prior to 12:00 p.m., New York time, on a Business Day; delivery either on a day that is not a Business Day or after 12:00 p.m., New York time, shall be deemed to be Receipt on the next succeeding Business Day. If any notice or certificate given under the Policy by the Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received. The Certificate Insurer shall promptly so advise the Trustee and the Trustee may submit an amended notice.

      (m) All notices, statements reports, certificates or opinions required by this Agreement to be sent to the Rating Agencies or the Class 1-A-1B or Class 2-A-1C Certificateholders shall also be sent at such time to the Certificate Insurer at the notice address set forth in Section 10.05.

      (n) The Certificate Insurer shall be an express third party beneficiary of this Agreement for the purpose of enforcing the provisions hereof to the extent of the Certificate Insurer's rights explicitly specified herein as if a party hereto.

      (o) All references in this Agreement to the ratings assigned to the Certificates and to the interests of any Certificateholders shall be without regard to the Policy, in the case of the Class 1-A-1B or Class 2-A-1C Certificates.

      (p) Payments to the Certificate Insurer will be made by wire transfer of immediately available funds to the account identified in the letter agreement regarding premiums, dated April 28, 2006.


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                                 ARTICLE Five

                               THE CERTIFICATES

      Section 5.01 The Certificates.

      The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples of $1,000 in excess thereof (except that one Certificate in each Class may be issued in a different amount which must exceed the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

      Subject to Section 9.02 respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee at least five Business Days before the related Record Date or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

      The Trustee shall execute the Certificates by the manual or facsimile signature of an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized before the countersignature and delivery of any such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

      The Depositor shall provide the Trustee, on a continuous basis with an adequate inventory of Certificates to facilitate transfers.

      Section 5.02 Certificate Register; Registration of Transfer and Exchange of Certificates.

      (a) The Trustee shall maintain, in accordance with Section 5.06, a Certificate Register for the Trust Fund in which, subject to subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

      At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. A written instrument of transfer in form satisfactory to the Trustee duly executed by the holder of a Certificate or his attorney duly authorized in writing shall accompany every Certificate presented or surrendered for registration of transfer or exchange.


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

      No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

      All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

      (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. If a transfer is to be made in reliance on an exemption from the Securities Act and such state securities laws, to assure compliance with the Securities Act and such state securities laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer in substantially the form set forth in Exhibit J (the "Transferor Certificate") and deliver to the Trustee either (i) a letter in substantially the form of either Exhibit K (the "Investment Letter") or Exhibit L (the "Rule 144A Letter") or (ii) at the expense of the transferor, an Opinion of Counsel that the transfer may be made without registration under the Securities Act. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by that Holder, information regarding the related Certificates and the Mortgage Loans and any other information necessary to satisfy the condition to eligibility in Rule 144A(d)(4) for transfer of the Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans, and other matters regarding the Trust Fund as the Depositor reasonably requests to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect a transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Seller, and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee (if the Certificate is a Private Certificate, the requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit K or Exhibit L, and if the Certificate is a Residual Certificate, the requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit I), to the effect that (x) the transferee is not an employee benefit plan or arrangement subject to section 406 of ERISA or a plan subject to section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect the transfer, or (y) if the ERISA-Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the transferee is an insurance company that is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or (ii) in the case of any ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of the Trustee, the Servicer or the Trust Fund, addressed to the Trustee and the Servicer, to the effect that the purchase and holding of such ERISA-Restricted Certificate will not result in a non-exempt prohibited transaction under ERISA or section 4975 of the Code and will not subject the Trustee or the Servicer to any


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

obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Residual Certificate, if the representation letter or Opinion of Counsel referred to in the preceding sentence is not furnished, the appropriate representation in clause (i) shall be deemed to have been made to the Trustee by the transferee's (including an initial acquirer's) acceptance of the ERISA-Restricted Certificates. If the representation is violated, or any attempt is made to transfer to a plan or arrangement subject to section 406 of ERISA or a plan subject to section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, without the Opinion of Counsel described above, the attempted transfer or acquisition shall be void.

      To the extent permitted under applicable law (including ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

      (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

      (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

      (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form of
Exhibit I.

      (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

      (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a


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

Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

      (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

      The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Seller or the Servicer, to the effect that the elimination of such restrictions will not cause any REMIC created under this Agreement to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

      (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

      (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and Indirect Participants as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to Indirect Participants and persons shown on the books of such Indirect Participants as direct or indirect Certificate Owners.

      All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing the Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

      If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor or (y) after the occurrence of an Event of Default,


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

Certificate Owners representing at least 51% of the Certificate Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Servicer shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

      Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates.

      If (a) any mutilated Certificate is surrendered to the Trustee, or (b) the Trustee receives evidence to its satisfaction of the destruction, loss, or theft of any Certificate and the Servicer and the Trustee (and, with respect to the Class 1-A-1B and Class 2-A-1C Certificates, the Certificate Insurer) receive the security or indemnity required by them to hold each of them harmless, then, in the absence of notice to the Trustee that the Certificate has been acquired by a Protected Purchaser, and if the requirements of Section 8-406 of the UCC are met and subject to Section 8-405 of the UCC, the Trustee shall execute, countersign, and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost, or stolen Certificate, a new Certificate of like Class, tenor, and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen, or destroyed Certificate is found at any time.

      Section 5.04 Persons Deemed Owners.

      The Servicer, the Trustee or the Certificate Insurer and any agent of the Servicer, the Trustee or the Certificate Insurer may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Servicer, the Trustee or the Certificate Insurer, nor any agent of the Servicer, the Trustee or the Certificate Insurer shall be affected by any notice to the contrary.

      Section 5.05 Access to List of Certificateholders' Names and Addresses.

      If three or more Certificateholders and/or Certificate Owners (a) request such information in writing from the Trustee, (b) state that such Certificateholders and/or Certificate Owners desire to communicate with other Certificateholders and/or Certificate Owners with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders and/or Certificate Owners propose to transmit, or if the Depositor or Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days


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after the receipt of such request, provide the Depositor, the Servicer or such
Certificateholders and/or Certificate Owners at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee. The Depositor and every Certificateholder and/or Certificate Owner, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable because of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

      Section 5.06 Maintenance of Office or Agency.

      The Trustee will maintain at its expense an office or offices or agency or agencies in New York City located at c/o 648 Grassmere Park Rd., Nashville, TN 37211-3658, Attention: Transfer Unit, where Certificates may be surrendered for registration of transfer or exchange. The Trustee will give prompt written notice to the Certificateholders and the Certificate Insurer of any change in such location of any such office or agency.


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                                 ARTICLE Six

                        THE DEPOSITOR AND THE SERVICER

      Section 6.01 Respective Liabilities of the Depositor and the Servicer.

      The Depositor and the Servicer shall each be liable in accordance with this Agreement only to the extent of the obligations specifically and respectively imposed upon and undertaken by them in this Agreement.

      Section 6.02 Merger or Consolidation of the Depositor or the Servicer.

      The Depositor and the Servicer will each keep in full effect their existence and their rights and franchises as a corporation and a federal savings bank, respectively, under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

      Any Person into which the Depositor or the Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

      As a condition to the effectiveness of any merger or consolidation, at least 15 calendar days prior to the effective date of any merger or consolidation of the Servicer, the Servicer shall provide (x) written notice to the Depositor of any successor pursuant to this Section and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Servicer.

      Section 6.03 Limitation on Liability of the Depositor, the Seller, the Servicer, and Others.

      None of the Depositor, the Seller, the Servicer or any of the directors, officers, employees or agents of the Depositor, the Seller or the Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Seller, the Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Seller, the Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or because of reckless disregard of obligations and duties hereunder. The Depositor, the Seller, the Servicer, and any director, officer, employee or agent of the Depositor, the Seller or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Seller, the Servicer, and any director, officer, employee or agent of the Depositor, the Seller or the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific


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

Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred because of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or because of reckless disregard of obligations and duties hereunder. None of the Depositor, the Seller or the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the Seller or the Servicer may in its discretion undertake any such action that it may deem appropriate in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Seller, and the Servicer shall be entitled to be reimbursed therefor out of the Certificate Account.

      Section 6.04 Limitation on Resignation of the Servicer.

      The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading, qualification or withdrawal of the rating of any of the Certificates (without regard to the Policy) or (b) upon determination that its duties under this Agreement are no longer permissible under applicable law. Any such determination under clause (b) permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities, duties, liabilities and obligations under this Agreement and the Depositor shall have received the information described in the following sentence. As a condition to the effectiveness of any such resignation, at least 15 calendar days prior to the effective date of such resignation, the Servicer shall provide (x) written notice to the Depositor of any successor pursuant to this Section and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to the resignation of the Servicer.


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                                ARTICLE Seven

                                    DEFAULT

      Section 7.01 Events of Default.

      "Event of Default," wherever used in this Agreement, means any one of the following events:

      (a) any failure by the Servicer to deposit in the Certificate Account or remit to the Trustee any payment required to be made by it under this Agreement, which failure continues unremedied for five days after the date on which written notice of the failure has been given to the Servicer by the Trustee or the Depositor or to the Servicer and the Trustee by the Holders of Certificates of any Class evidencing not less than 25% of the aggregate Percentage Interests of the Class; or

      (b) any failure by the Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement, which failure materially affects the rights of Certificateholders and continues unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer and the Trustee by the Holders of Certificates of any Class evidencing not less than 25% of the Percentage Interests of the Class; provided that the sixty-day cure period shall not apply to the initial delivery of the Mortgage File for Delay Delivery Mortgage Loans nor the failure to repurchase or substitute in lieu thereof; or

      (c) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver, conservator or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

      (d) the Servicer shall consent to the appointment of a receiver, conservator or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or all or substantially all of the property of the Servicer; or

      (e) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

      (f) the Servicer shall fail (i) to make an Advance on the Servicer Advance Date or (ii) to reimburse in full the Trustee within two days of the Servicer Advance Date for any Advance made by the Trustee pursuant to Section 4.01(b).

      If an Event of Default described in clauses (a) through (f) of this
Section 7.01 occurs, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, or at the direction of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3% (subject to the consent of the Certificate Insurer), the Trustee shall by notice in writing to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. In addition, if during the period that the Depositor is required to file Exchange Act Reports with respect to the Trust Fund, the Servicer shall fail to observe or perform any of the obligations that constitute a Limited Exchange Act Reporting Obligation or the obligations set forth in Section 3.17(a) or Section


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11.07(a)(i) and (ii), and such failure continues for the lesser of 10 calendar days or such period in which the applicable Exchange Act Report can be filed timely (without taking into account any extensions), so long as such failure shall not have been remedied, the Trustee shall, but only at the direction of the Depositor, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. The Depositor shall not be entitled to terminate the rights and obligations of the Servicer if a failure of the Servicer to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

      On and after the receipt by the Servicer of such written notice, all authority and power of the Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee. The Trustee shall make any Advance that the Servicer failed to make subject to
Section 3.05, whether or not the obligations of the Servicer have been terminated pursuant to this Section. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Servicer to pay amounts owed pursuant to Article VIII. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including the transfer to the Trustee of all cash amounts which shall at the time be credited to the Certificate Account, or thereafter be received with respect to the Mortgage Loans. If the Servicer fails to make any Advance required under Section 4.01 of this Agreement, thereby triggering an Event of Default described in clause (f) of this Section 7.01, the Trustee shall make such Advance on that Distribution Date.

      Notwithstanding any termination of the activities of the Servicer under this Agreement, the Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan which was due before the notice terminating such Servicer's rights and obligations as Servicer hereunder and received after such notice, that portion thereof to which such Servicer would have been entitled pursuant to Sections 3.09(a)(i) through
(viii), and any other amounts payable to such Servicer hereunder the entitlement to which arose before the termination of its activities hereunder.

      If the Servicer is terminated, the Trustee shall provide the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a successor servicer in the event the Trustee should succeed to the duties of the Servicer as set forth herein.

      Section 7.02 Trustee to Act; Appointment of Successor.

      On and after the time the Servicer receives a notice of termination pursuant to Section 7.01, the Trustee shall, subject to and to the extent provided in Section 3.05, be the successor to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms hereof and applicable law including the obligation to make Advances pursuant to Section
4.01. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Servicer would have been entitled to charge to the Certificate Account or Distribution Account if the Servicer had continued to act hereunder, including, if the Servicer was receiving the Servicing Fee, the Servicing Fee. Notwithstanding the foregoing, if the Trustee has become the successor to the Servicer in accordance with Section 7.01, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited


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

by applicable law from making Advances pursuant to Section 4.01 or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any successor to the Servicer shall be an institution which is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $15,000,000, which is willing to service the Mortgage Loans and which executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer (other than liabilities of the Servicer under Section 6.03 incurred before termination of the Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; provided that each Rating Agency acknowledges that its rating of the Certificates in effect immediately before such assignment and delegation (without regard to the Policy) will not be qualified or reduced as a result of such assignment and delegation. Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as provided above, subject to section 3.03 and unless prohibited by law. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that in no case shall the rate of such compensation exceed the Servicing Fee Rate. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor Servicer shall be deemed to be in default hereunder because of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

      In connection with the termination or resignation of the Servicer hereunder, either (i) the successor Servicer, including the Trustee if the Trustee is acting as successor Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the predecessor Servicer shall cooperate with the successor Servicer either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Servicer or (y) in causing MERS to designate on the MERS(R) System the successor Servicer as the servicer of such Mortgage Loan. The predecessor Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The successor Servicer shall cause such assignment to be delivered to the Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

      Any successor to the Servicer as Servicer shall give notice to the Mortgagors of such change of servicer and shall, during the term of its service as Servicer, maintain in force the policy or policies that the Servicer is required to maintain pursuant to this Agreement.

      Section 7.03 Notification to Certificateholders.

      (a) Upon any termination of or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to Certificateholders, to the Certificate Insurer and to each Rating Agency.


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      (b) Within 60 days after the occurrence of any Event of Default, the
Trustee shall transmit by mail to all Certificateholders and each Rating Agency notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.


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                                ARTICLE Eight

                            CONCERNING THE TRUSTEE

      Section 8.01 Duties of the Trustee.

      The Trustee, before the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

      The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement. The Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order, or other instrument.

      No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that, unless an Event of Default known to the Trustee has occurred and is continuing,

      (a) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of the duties and obligations specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

      (b) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it is finally proven that the Trustee was negligent in ascertaining the pertinent facts; and

      (c) the Trustee shall not be liable with respect to any action taken, suffered, or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights (subject to the consent of the Certificate Insurer, which consent shall not be unreasonably withheld) relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement. As long as any Voting Rights are held by parties other than the Seller, its Affiliates, or its agents, Voting Rights of Certificates held by the Seller, its Affiliates or its agents as the Seller shall certify to the Trustee upon any entity obtaining such ownership will be excluded from participating in such voting arrangements, and excluded from determining the 25% threshold.

      Section 8.02 Certain Matters Affecting the Trustee.

      Except as otherwise provided in Section 8.01:


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      (a) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

      (b) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

      (c) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

      (d) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that no Certificates held by the Seller, the Depositor or any Affiliate shall be given effect for the purpose of calculating any such aggregation of Voting Rights;

      (e) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agents, accountants or attorneys appointed with due care by it hereunder;

      (f) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

      (g) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

      (h) the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof;

      (i) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

      (j) the Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting


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

transactions in certain Permitted Investments. The Trustee does not guarantee the performance of any Permitted Investment; and

      (k) The Trustee shall not knowingly take any action that would cause the Trust Fund to fail to qualify as a qualifying special purpose entity.

      In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering ("Applicable Law"), the Trustee is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Trustee. Accordingly, each of the parties agrees to provide to the Trustee upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Trustee to comply with Applicable Law.

      Section 8.03 Trustee Not Liable for Certificates or Mortgage Loans.

      The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Seller, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Trustee's execution and countersignature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Servicer of any funds paid to the Depositor or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Servicer.

      Except as provided in Section 2.01(c), the Trustee shall have no responsibility for filing or recording any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Servicer). The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document or of MERS or the MERS(R) System other than with respect to the Trustee's execution and counter-signature of the Certificates.

      The Trustee executes the Certificates not in its individual capacity but solely as Trustee of the Trust Fund created by this Agreement, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee on behalf of the Trust Fund in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust Fund.

      Section 8.04 Trustee May Own Certificates.

      The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

      Section 8.05 Trustee's Fees and Expenses.

      As compensation for its activities under this Agreement, on each Distribution Date the Trustee may withdraw from the Distribution Account the Trustee Fee for that Distribution Date. The Trustee and any director, officer, employee, or agent of the Trustee shall be indemnified by the Servicer against any loss, liability, or expense (including reasonable attorney's fees) resulting from any error in any tax or


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information return prepared by the Servicer or incurred in connection with any claim or legal action relating to

      (a) this Agreement, (b) the Certificates, or (c) the performance of any of the Trustee's duties under this Agreement, other than any loss, liability or expense incurred because of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders under this Agreement. This indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee under this Agreement. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any expense, disbursement, or advance arising from the Trustee's negligence, bad faith, or willful misconduct, the Servicer shall pay or reimburse the Trustee, for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with this Agreement with respect to

      (A) the reasonable compensation, expenses, and disbursements of its counsel not associated with the closing of the issuance of the Certificates, and

      (B) the reasonable compensation, expenses, and disbursements of any accountant, engineer, or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage them to perform services under this Agreement.

Except as otherwise provided in this Agreement, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Registrar, or Paying Agent under this Agreement or for any other expenses.

      Section 8.06 Eligibility Requirements for the Trustee.

      The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause either of the Rating Agencies to reduce their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Seller, the Depositor or the Servicer other than the Trustee in its role as successor to the Servicer.

      Section 8.07 Resignation and Removal of the Trustee.

      The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Servicer, and each Rating Agency not less than 60 days before the date specified in such notice, when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with
Section 8.08 meeting the qualifications set forth in Section 8.06. If no successor trustee meeting such qualifications shall have been so appointed and have


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accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      As a condition to the effectiveness of any such resignation, at least 15 calendar days prior to the effective date of such resignation, the Trustee shall provide (x) written notice to the Depositor of any successor pursuant to this Section and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to the resignation of the Trustee.

      If at any time the Trustee shall cease to be eligible in accordance with
Section 8.06 and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, or (iv) during the period in which the Depositor is required to file Exchange Act Reports with respect to the Trust Fund, the Trustee fails to comply with its obligations under the last sentence of
Section 7.01, the preceding paragraph, Section 8.09 or Article 11 and such failure is not remedied within the lesser of 10 calendar days or such period in which the applicable Exchange Act Report can be filed timely (without taking into account any extensions), then, in the case of clauses (i) through
(iii), then the Depositor or the Servicer, or in the case of clause (iv), the Depositor, may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which shall be delivered to the Trustee, one copy to the Servicer and one copy to the successor trustee.

      The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which shall be delivered by the successor Trustee to the Servicer, one complete set to the Trustee so removed, one complete set to the successor so appointed and one complete set to the Depositor, together with a written description of the basis for such removal. As long as any Voting Rights are held by parties other than the Seller, its Affiliates, or its agents, Voting Rights of Certificates held by the Seller, its Affiliates or its agents as the Seller shall certify to the Trustee upon any such entity obtaining such ownership will be excluded from participating in such voting arrangements, and excluded from determining the 51% threshold. The successor trustee shall notify each Rating Agency of any removal of the Trustee.

      Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

      Section 8.08 Successor Trustee.

      Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.


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      No successor trustee shall accept appointment as provided in this
Section 8.08 unless, at the time of its acceptance, the successor trustee is eligible under Section 8.06 and its appointment does not adversely affect the then current rating of the Certificates and has provided to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Trustee.

      Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

      Section 8.09 Merger or Consolidation of the Trustee.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under Section 8.06 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      As a condition to the effectiveness of any merger or consolidation, at least 15 calendar days prior to the effective date of any merger or consolidation of the Trustee, the Trustee shall provide (x) written notice to the Depositor of any successor pursuant to this Section and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Trustee.

      Section 8.10 Appointment of Co-Trustee or Separate Trustee.

      Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider appropriate. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

      Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

      (a) To the extent necessary to effectuate the purposes of this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Servicer, shall be conferred or imposed upon and


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exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

      (b) No trustee hereunder shall be held personally liable because of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

      (c) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

      (d) The Servicer, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

      Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Depositor.

      Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 8.11 Tax Matters.

      It is intended that the assets with respect to which one or more REMIC elections pertaining to the Trust Fund is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of each REMIC created under this Agreement and that in such capacity it shall:

      (a) prepare and file in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) with respect to each REMIC created hereunder and prepare and file with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each REMIC described in the Preliminary Statement, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules,


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and furnish to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

      (b) within thirty days of the Closing Date, furnish to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code;

      (c) make an election that each REMIC created under this Agreement be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law);

      (d) prepare and forward to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including the calculations of any original issue discount and of taxable income or net loss to the holders of the residual interests in each REMIC created hereunder using the Prepayment Assumption (as defined in the Prospectus Supplement). For purposes of calculating taxable income or net loss to the holders of the residual interests in each such REMIC, the Trustee also shall assume that the indices in respect of any adjustable rate Mortgage Loans are static until the liquidation or purchase of the Mortgage Loans in accordance with Section 9.01 herein;

      (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Person that is not a Permitted Transferee, or a pass-through entity in which a Person that is not a Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

      (f) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status as any REMIC created under this Agreement under the REMIC Provisions;

      (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC created under this Agreement;

      (h) pay, from the sources specified in the last paragraph of this
Section 8.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on any REMIC before its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

      (i) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules;

      (j) maintain records relating to each REMIC created under this Agreement, including the income, expenses, assets, and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and


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      (k) as and when necessary and appropriate, represent each REMIC created under this Agreement in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of such REMIC, and otherwise act on behalf of such REMIC in relation to any tax matter or controversy involving it.

      To enable the Trustee to perform its duties under this Agreement, the Depositor shall provide to the Trustee within ten days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including the price, yield, prepayment assumption, and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor any additional information or data that the Trustee may, from time to time, reasonably request to enable the Trustee to perform its duties under this Agreement. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims, or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

      If any tax is imposed on "prohibited transactions" (as defined in section 860F(a)(2) of the Code) of any REMIC created under this Agreement, on the "net income from foreclosure property" of any REMIC created under this Agreement as defined in section 860G(c) of the Code, on any contribution to any REMIC created under this Agreement after the Startup Day pursuant to section 860G(d) of the Code, or any other tax is imposed, including any minimum tax imposed on any REMIC created hereunder pursuant to sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, the tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from negligence of the Trustee in the performance of any of its obligations under this Agreement, (ii) the Servicer or the Seller, in the case of any such minimum tax, if such tax arises out of or results from a breach by the Servicer or Seller of any of their obligations under this Agreement, (iii) the Seller, if any such tax arises out of or results from the Seller's obligation to repurchase a Mortgage Loan pursuant to Section 2.02 or 2.03, or (iv) in all other cases, or if the Trustee, the Servicer, or the Seller fails to honor its obligations under the preceding clauses (i), (ii), or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.09(b).

      The Trustee shall treat each of the Carryover Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that are owned by the Holders of the Class C Certificates. The Carryover Reserve Fund shall be treated as owned by the Holders of the Class C Certificates. The Carryover Reserve Fund shall not be an asset of any REMIC created under this Agreement. The Trustee shall treat the rights of the Holders of the Floating Rate Certificates to receive payments from the Carryover Reserve Fund (excluding any monies distributed from the Carryover Reserve Fund on the first three Distribution Dates following the Closing Date) as rights in an interest rate cap contract written by the Holders of the Class C Certificates, in respect of any Net Rate Carryover distributed in favor of the Holders of the Floating Rate Certificates. Thus, the Floating Rate Certificates shall be treated as representing ownership of not only a Master REMIC regular interest, but also ownership of an interest in an interest rate cap contract.


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                                 ARTICLE Nine

                                  TERMINATION

      Section 9.01 Termination upon Liquidation or Purchase of the Mortgage
Loans.

      Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Servicer, and the Trustee created hereby shall terminate upon the earlier of

      (a) the purchase by the Servicer of all Mortgage Loans (and REO Properties) at the price equal to the sum of

      (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of a Delinquent Mortgage Loan or REO Property) plus one month's accrued interest thereon at the applicable Adjusted Mortgage Rate less any amounts collected by the Servicer representing principal and interest due after the related Due Date,

      (ii) the lesser of (x) the appraised value of any Delinquent Mortgage Loan or REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Servicer at the expense of the Servicer and (y) the Stated Principal Balance of each such Delinquent Mortgage Loan or Mortgage Loan related to such REO Property, in each case plus accrued and unpaid interest thereon at the applicable Adjusted Net Mortgage Rate, and

      (iii) any costs and damages incurred by the Trust Fund in connection with any violation by each Mortgage Loan of any predatory or abusive lending law, and

      (b) the later of

      (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan and the disposition of all REO Property and

      (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of this Agreement. If any such termination will result in a Deficiency Amount on the Policy or any amounts would remain owing to the Certificate Insurer, the consent of the Certificate Insurer will also be required prior to exercising such option.

      The right to purchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the aggregate Stated Principal Balance of those Mortgage Loans, at the time of any such repurchase, aggregating less than ten percent (10%) of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date. The first Distribution Date on which the right to purchase all Mortgage Loans and REO Properties pursuant to clause (a) above first becomes exercisable is referred to as the "Optional Termination Date." The Servicer shall effect any such repurchase by depositing the purchase price, as calculated above, as of the month preceding the date on which such purchase price shall be distributed to Certificateholders into the Certificate Account.


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      Section 9.02 Final Distribution on the Certificates.

      If on any Determination Date the Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Servicer shall direct the Trustee promptly to send a final distribution notice to each Certificateholder and the Certificate Insurer. If the Servicer elects to terminate the Trust Fund pursuant to clause (a) of Section 9.01, no later than the 15th day of the month preceding the month of the final Distribution Date the Servicer shall notify the Depositor, the Certificate Insurer and the Trustee of the date the Servicer intends to terminate the Trust Fund and of the applicable repurchase price of the Mortgage Loans and REO Properties.

      Notice of any termination of the Trust Fund specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the last day of the month next preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated,
(b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to the Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Servicer will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

      If this notice is given, the Servicer shall cause all funds in the Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on the Business Day before the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Servicer the Mortgage Files for the Mortgage Loans.

      Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class and the Certificate Insurer, in each case on the final Distribution Date and in the order set forth in Section 4.02, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class or amounts allocable to the Certificate Insurer, an amount equal to (i) as to each Class of Regular Certificates (other than the Notional Amount Certificates), its Certificate Balance plus for each such Class accrued interest thereon (or on their Notional Amount, if applicable) in the case of an interest-bearing Certificate, (ii) as to the Residual Certificates, any amount remaining on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above and (iii) as to the Certificate Insurer, all Reimbursement Amounts. Notwithstanding the reduction of the Certificate Balance of any Class of Certificates to zero, such Class will be outstanding hereunder solely for the purpose of receiving distributions and for no other purpose until the termination of the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee hereunder in accordance with Article Nine. The foregoing provisions are intended to distribute to each Class of Regular Certificates any accrued and unpaid interest and principal to which they are entitled based on the Pass-Through Rates and actual Class Certificate Balances or Notional Amounts set forth in the Preliminary Statement upon liquidation of the Trust Fund.

      If any affected Certificateholder does not surrender its Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate


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steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, then the Holders of the Class R Certificates shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

      Section 9.03 Additional Termination Requirements.

      (a) If the Servicer exercises its purchase option with respect to the Mortgage Loans as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Servicer, to the effect that the failure to comply with the requirements of this Section
9.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any REMIC created hereunder as defined in section 860F of the Code, or (ii) cause any REMIC created under this Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding:

      (b) The Trustee shall sell all of the assets of the Trust Fund to the Servicer, and, within 90 days of such sale, shall distribute to the Certificateholders the proceeds of such sale in complete liquidation of each REMIC created under this Agreement.

      (c) The Trustee shall attach a statement to the final federal income tax return for each REMIC created under this Agreement stating that pursuant to Treasury Regulation ss. 1.860F-1, the first day of the 90-day liquidation period for such REMIC was the date on which the Trustee sold the assets of the Trust Fund to the Servicer.


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                                 ARTICLE Ten

                           MISCELLANEOUS PROVISIONS

      Section 10.01 Amendment.

      This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders
(i) to cure any ambiguity or mistake, (ii) to correct any defective provision in this Agreement or to supplement any provision in this Agreement which may be inconsistent with any other provision in this Agreement, (iii) to conform this Agreement to the Prospectus Supplement, (iv) to add to the duties of the Depositor, the Seller or the Servicer, (v) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement to comply with any rules or regulations promulgated by the Commission from time to time,
(vi) to add any other provisions with respect to matters or questions arising under this Agreement, or (vii) to modify, alter, amend, add to, or rescind any of the terms or provisions contained in this Agreement.

      Notwithstanding anything to the contrary in this Agreement, no amendment that could materially and adversely affect the interests of the Certificate Insurer may be effected without the prior written consent of the Certificate Insurer, which consent shall not be unreasonably withheld. In connection with any amendment that might be deemed to materially and adversely affect the Certificate Insurer, if the Certificate Insurer receives written notice of the substance of such an amendment and does not, within five Business Days of such notice, provide written notice of such objection to the proposed amendment, their prior written consent will not be required for such an amendment. No action pursuant to clauses (v), (vi) or (vii) above may, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder. The amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading, qualification or withdrawal of the respective ratings then assigned to the Certificates (without regard to the Policy). Any such letter in and of itself will not represent a determination as to the materiality of any amendment and will represent a determination only as to the credit issues affecting any rating. Each party to this Agreement agrees that it will cooperate with each other party in amending this Agreement pursuant to clause
(v) above.

      The Trustee, the Depositor, and the Servicer also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to the extent necessary or helpful to (i) maintain the qualification of any REMIC created under this Agreement as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC created under this Agreement pursuant to the Code that would be a claim at any time before the final redemption of the Certificates, or (iii) comply with any other requirements of the Code, if the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that the action is necessary or helpful for one of the foregoing purposes.

      This Agreement may also be amended from time to time by the Depositor, the Servicer, and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 51% of each Class of Certificates adversely affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates. As long as any Voting Rights are held by parties other than the Seller, its Affiliates, or its agents, Voting Rights of Certificates held by the Seller, its Affiliates or its agents as the Seller shall certify to the Trustee upon any such entity obtaining


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such ownership will be excluded from participating in such voting arrangements, and excluded from determining the 51% threshold. No amendment shall

      (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate,

      (ii) amend, modify, add to, rescind, or alter in any respect Section 10.13, notwithstanding any contrary provision of this Agreement, without the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3% (provided, however, that no Certificates held by the Seller, the Depositor or any Affiliate thereby shall be given effect for the purpose of calculating any such aggregation of Percentage Interests),

      (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding, or

      (iv) adversely affect in any material respect the rights and interests of the Certificate Insurer in any of the following provisions of this Agreement without its prior written consent, which consent shall not be unreasonably withheld: (I) the definitions of "Class 1-A-1B Policy Premium," "Class 2-A-1C Policy Premium" and "Reimbursement Amount" in Article I, (II) the priority of payments to the Certificate Insurer pursuant to Sections 4.02(a)(1), 4.02(a)(1)(ii), 4.02(a)(2) and 4.02(a)(2)(ii) and (III) Sections
4.01, 4.10 and 10.01.

      Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless (i) it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC created under this Agreement or the Certificateholders or cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding and (ii) because the Trust Fund is required to be a Qualifying Special Purpose Entity (as that term is defined in Statement of Financial Accounting Standards No. 140 ("SFAS 140"), in order for the Seller to continue to account for the transfer of the Mortgage Loans under this Agreement as a sale under SFAS 140, prior to the parties hereto entering into such an amendment, the Trustee shall receive an Officer's Certificate, which shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment would not "significantly change" (within the meaning of SFAS 140) the permitted activities of the Trust Fund so as to cause the Trust Fund to fail to qualify as a Qualifying Special Purpose Entity.

      Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder, the Certificate Insurer and each Rating Agency.

      It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

      Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund), satisfactory to the Trustee that
(i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and
(ii) either (A) the


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

amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the preceding clause
(A) is not required to be reached pursuant to this Section 10.01.

      Section 10.02 Recordation of Agreement; Counterparts.

      This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at its expense, but only upon receipt of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

      For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 10.03 Governing Law.

      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 10.04 Intention of Parties.

      It is the express intent of the parties hereto that the conveyance (i) of the Mortgage Loans by the Seller to the Depositor and (ii) of the Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, if, notwithstanding the intent of the parties, the assets are held to be the property of the Seller or Depositor, as the case may be, or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the UCC and (ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant (i) by the Seller to the Depositor or
(ii) by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

      The Seller and the Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

      Section 10.05 Notices.

      (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency and the Certificate Insurer with respect to each of the following of which it has actual knowledge:


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

      1. Any material change or amendment to this Agreement;

      2. The occurrence of any Event of Default that has not been cured;

      3. The resignation or termination of the Servicer or the Trustee and the appointment of any successor;

      4. The repurchase or substitution of Mortgage Loans pursuant to Section 2.03; and

      5. The final payment to Certificateholders.

      In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

      1. Each report to Certificateholders described in Section 4.06;

      2. Each annual statement as to compliance described in Section 3.17;

      3. Each annual independent public accountants' servicing report described in Section 11.07; and

      4. Any notice of a purchase of a Mortgage Loan pursuant to Section 2.02,
2.03 or 3.11.

      (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, IndyMac MBS, Inc., 155 North Lake Avenue, Pasadena, California 91101, Attention: Secondary Marketing: Transaction Management; (b) in the case of the Servicer, IndyMac Bank, F.S.B., 3465 East Foothill Boulevard, Pasadena, California 91101, Attention: Secondary Marketing:
Transaction Management or such other address as may be hereafter furnished to the Depositor and the Trustee by the Servicer in writing; (c) in the case of the Trustee to the Corporate Trust Office, Deutsche Bank National Trust Company, 1761 East St. Andrew Place, Santa Ana, California 92705-4934,
Attention: Mortgage Administration IN06A6, Series 2006-AR6, or such other address as the Trustee may hereafter furnish to the Depositor or Servicer, (d) in the case of each of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency, and (e) in the case of the Certificate Insurer, to XL Capital Assurance Inc.,1221 Avenue of the Americas, New York, New York 10021-1001, Attention: Surveillance/IndyMac INDX 2006-AR6 (telecopy number (212) 478-3587), or such other address or telecopy number as may be furnished to the Depositor, the Servicer and the Trustee in writing by the Certificate Insurer. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

      Section 10.06 Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      Section 10.07 Assignment

      Notwithstanding anything to the contrary contained in this Agreement, except as provided in Section 6.02, this Agreement may not be assigned by the Servicer without the prior written consent of the Trustee and Depositor.


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      Section 10.08 Limitation on Rights of Certificateholders.

      The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created by this Agreement, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties to this Agreement or any of them.

      No Certificateholder shall have any right to vote (except as provided in this Agreement) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties to this Agreement, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party because of any action taken by the parties to this Agreement pursuant to any provision of this Agreement.

      No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as provided in this Agreement, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of this Section 10.08, each Certificateholder and the Trustee shall be entitled to any relief that can be given either at law or in equity. As long as any Voting Rights are held by parties other than the Seller, its Affiliates, or its agents, Voting Rights of Certificates held by the Seller, its Affiliates or its agents as the Seller shall certify to the Trustee upon any such entity obtaining such ownership will be excluded from participating in such voting arrangements, and excluded from determining the 25% threshold.

      Section 10.09 Inspection and Audit Rights.

      The Servicer agrees that, on reasonable prior notice, it will permit any representative of the Depositor, the Certificate Insurer or the Trustee during the Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 10.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Servicer.


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

      Section 10.10 Certificates Nonassessable and Fully Paid.

      It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

      Section 10.11 Official Record.

      The Seller agrees that this Agreement is and shall remain at all times before the time at which this Agreement terminates an official record of the Seller as referred to in Section 13(e) of the Federal Deposit Insurance Act.

      Section 10.12 Protection of Assets.

      (a) Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the trust created by this Agreement is not authorized and has no power to:

      (1) borrow money or issue debt;

      (2) merge with another entity, reorganize, liquidate or sell assets;

      (3) engage in any business or activities.

      (b) Each party to this Agreement agrees that it will not file an involuntary bankruptcy petition against the Trustee or the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid in full.

      Section 10.13 Qualifying Special Purpose Entity.

      Notwithstanding any contrary provision of this Agreement, the Trust Fund shall not hold any property or engage in any activity that would disqualify the Trust Fund from being a qualifying special purpose entity under generally accepted accounting principles.

      Section 10.14 Third Party Beneficiary.

            The Certificate Insurer is an expressly intended third party beneficiary of this Agreement.


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

                                ARTICLE Eleven

                            EXCHANGE ACT REPORTING

      Section 11.01 Filing Obligations.

      The Servicer, the Trustee and the Seller shall reasonably cooperate with the Depositor in connection with the satisfaction of the Depositor's reporting requirements under the Exchange Act with respect to the Trust Fund. In addition to the information specified below, if so requested by the Depositor for the purpose of satisfying its reporting obligation under the Exchange Act, the Servicer, the Trustee and the Seller shall provide the Depositor with (a) such information which is available to such Person without unreasonable effort or expense and within such timeframe as may be reasonably requested by the Depositor to comply with the Depositor's reporting obligations under the Exchange Act and (b) to the extent such Person is a party (and the Depositor is not a party) to any agreement or amendment required to be filed, copies of such agreement or amendment in EDGAR-compatible form.

      Section 11.02 Form 10-D Filings.

      (a) In accordance with the Exchange Act, unless no reporting obligation under the Exchange Act exists at such time with respect to the Trust Fund, the Trustee shall prepare for filing and file within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act) with the Commission with respect to the Trust Fund, a Form 10-D with copies of the Monthly Report and, to the extent delivered to the Trustee, no later than five calendar days following the Distribution Date, such other information identified by the Depositor or the Servicer, in writing, to be filed with the Commission (such other information, the "Additional Designated Information"). If the Depositor or Servicer directs that any Additional Designated Information is to be filed with any Form 10-D, the Depositor or Servicer, as the case may be, shall specify the Item on Form 10-D to which such information is responsive and, with respect to any Exhibit to be filed on Form 10-D, the Exhibit number. Any information to be filed on Form 10-D shall be delivered to the Trustee in EDGAR-compatible form or as otherwise agreed upon by the Trustee and the Depositor or the Servicer, as the case may be, at the Depositor's expense, and any necessary conversion to EDGAR-compatible format will be at the Depositor's expense. At the reasonable request of, and in accordance with the reasonable directions of, the Depositor or the Servicer, subject to the two preceding sentences, the Trustee shall prepare for filing and file an amendment to any Form 10-D previously filed with the Commission with respect to the Trust Fund. The Depositor shall sign the Form 10-D filed on behalf of the Trust Fund.

            The Trustee shall prepare each Form 10-D and, no later than five Business Days prior to the date on which such Form 10-D is required to be filed, deliver a copy of such Form 10-D to the Depositor for review. No later than the Business Day following the receipt thereof, the Depositor shall notify the Trustee of any changes to be made to the Form 10-D. The Trustee shall make any changes thereto requested by the Depositor and deliver the final Form 10-D to the Depositor for signature no later than three Business Days prior to the date on which such Form 10-D must be filed by the Trustee in accordance with this Section 11.02. The Depositor shall execute the final Form 10-D and deliver the same to the Trustee via electronic mail or facsimile no later than the Business Day following receipt of the same (which, unless not received within such time frame from the Trustee, shall be no later than two Business Days prior to the date on which the Form 10-D is required to be filed), with an original executed hard copy to follow by overnight courier.

      (b) No later than each Distribution Date, any party responsible for providing Additional Designated Information shall notify the Depositor and the Trustee of any Form 10-D Disclosure Item, together with a description of any such Form 10-D Disclosure Item in form and substance reasonably acceptable to the Depositor. In addition to such information as the Servicer and the Trustee are obligated to provide pursuant to other provisions of this Agreement, if so requested by the Depositor, each of the Servicer and the Trustee shall provide such information which is available to the Servicer and the Trustee, as applicable, without unreasonable effort or expense regarding the performance or servicing of the Mortgage Loans (in the case of the Trustee, based on the information provided by the Servicer) as is reasonably required to facilitate preparation of distribution reports in accordance with
Item 1121 of Regulation AB. Such information shall be provided concurrently with the Remittance Reports in the case of the Servicer and the Monthly Statement in the case of the Trustee, commencing with the first such report due not less than five Business Days following such request.

      (c) The Trustee shall not have any responsibility to file any items (other than those generated by it) that have not been received in a format suitable (or readily convertible into a format suitable) for electronic filing via the EDGAR system and shall not have any responsibility to convert any such items to such format (other than those items generated by it or that are readily convertible to such format). The Trustee shall have no liability to the Certificateholders, the Trust Fund, the Servicer or the Depositor with respect to any failure to properly prepare or file any of Form 10-D to the extent that such failure is not the result of any negligence, bad faith or willful misconduct on its part. The Trustee will not have any duty to verify the accuracy or sufficiency of any information to be included in any Form 10-D not provided by it.

      (d) The Trustee shall have no liability with respect to any failure to properly prepare and file such periodic reports resulting or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

      Section 11.03 Form 8-K Filings.

      The Servicer shall prepare and file on behalf of the Trust Fund any Form 8-K required by the Exchange Act. Each Form 8-K must be signed by the Servicer. Any reporting party identified on Exhibit T shall promptly notify the Depositor and the Servicer (if the notifying party is not the Servicer), but in no event later than one (1) Business Day after its occurrence, of any Reportable Event of which it has actual knowledge. Each Person shall be deemed to have actual knowledge of any such event to the extent that it relates to such Person or any action or failure to act by such Person.

      Section 11.04 Form 10-K Filings.

      Prior to March 30th of each year, commencing in 2007 (or such earlier date as may be required by the Exchange Act), the Depositor shall prepare and file on behalf of the Trust Fund a Form 10-K, in form and substance as required by the Exchange Act. A senior officer in charge of the servicing function of the Servicer shall sign each Form 10-K filed on behalf of the Trust Fund. Such Form 10-K shall include as exhibits each (i) annual compliance statement described under Section 3.17, (ii) annual report on assessments of compliance with servicing criteria described under Section
11.07 and (iii) accountant's report described under Section 11.07. Each Form 10-K shall also include any Sarbanes-Oxley Certification required to be included therewith, as described in Section 11.05.

      If the Item 1119 Parties listed on Exhibit T have changed since the Closing Date, no later than March 1 of each year, the Depositor shall provide each of the Servicer and the Trustee with an updated Exhibit T setting forth the Item 1119 Parties. No later than March 15 of each year, commencing in 2007, the Servicer and the Trustee shall notify the Depositor and the Servicer of any Form 10-K Disclosure Item, together with a description of any such Form 10-K Disclosure Item in form and substance reasonably acceptable to the Depositor. Additionally, each of the Servicer and the Trustee shall provide, and shall cause each Reporting Subcontractor retained by the Servicer or the Trustee, as applicable, the following information no later than March 15 of each year in which a Form 10-K is required to be filed on


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

behalf of the Trust Fund: (i) if such Person's report on assessment of compliance with servicing criteria described under Section 11.07 or related registered public accounting firm attestation report described under Section
11.07 identifies any material instance of noncompliance, notification of such instance of noncompliance and (ii) if any such Person's report on assessment of compliance with servicing criteria or related registered public accounting firm attestation report is not provided to be filed as an exhibit to such Form 10-K, information detailing the explanation why such report is not included.

      Section 11.05 Sarbanes-Oxley Certification.

      Each Form 10-K shall include a certification (the "Sarbanes-Oxley Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission's staff)). No later than March 15 of each year, beginning in 2007, the Servicer and the Trustee shall (unless such person is the Certifying Person), and the Servicer shall cause each Reporting Subcontractor and the Trustee shall cause each Reporting Subcontractor to, provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person") a certification (each, a "Performance Certification"), in the form attached hereto as Exhibit R, on which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. The senior officer in charge of the servicing function of the Servicer shall serve as the Certifying Person on behalf of the Trust Fund. Neither the Servicer nor the Depositor will request delivery of a certification under this clause unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Trust Fund. In the event that prior to the filing date of the Form 10-K in March of each year, the Trustee or the Depositor has actual knowledge of information material to the Sarbanes-Oxley Certification, the Trustee or the Depositor, as the case may be, shall promptly notify the Servicer and the Depositor. The respective parties hereto agree to cooperate with all reasonable requests made by any Certifying Person or Certification Party in connection with such Person's attempt to conduct any due diligence that such Person reasonably believes to be appropriate in order to allow it to deliver any Sarbanes-Oxley Certification or portion thereof with respect to the Trust Fund.

      Section 11.06 Form 15 Filing.

      Prior to January 30 of the first year in which the Depositor is able to do so under applicable law, the Trustee on behalf of the Depositor shall file a Form 15 relating to the automatic suspension of reporting in respect of the Trust Fund under the Exchange Act.

      Section 11.07 Report on Assessment of Compliance and Attestation.

      (a) On or before March 15 of each calendar year, commencing in 2007, unless no reporting obligation under the Exchange Act exists at such time with respect to the Trust Fund:

      (i) Each of the Servicer and the Trustee shall deliver to the Depositor, the Certificate Insurer and the Servicer a report (in form and substance reasonably satisfactory to the Depositor) regarding the Servicer's or the Trustee's, as applicable, assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be signed by an authorized officer of such Person and shall address each of the Servicing Criteria applicable to such party specified on a certification delivered to the Depositor concurrently with the execution of this Agreement. To the extent any of the Servicing Criteria are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Certificates, such


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

report shall include such a statement to that effect. The Depositor and the Servicer, and each of their respective officers and directors shall be entitled to rely on upon each such servicing criteria assessment.

      (ii) Each of the Servicer and the Trustee shall deliver to the Depositor, the Certificate Insurer and the Servicer a report of a registered public accounting firm reasonably acceptable to the Depositor that attests to, and reports on, the assessment of compliance made by Servicer or the Trustee, as applicable, and delivered pursuant to the preceding paragraphs. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, including, without limitation that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language. To the extent any of the Servicing Criteria are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Certificates, such report shall include such a statement to that effect.

      (iii) The Servicer shall cause each Reporting Subcontractor to deliver to the Depositor an assessment of compliance and accountant's attestation as and when provided in paragraphs (a) and (b) of this Section 11.07.

      (iv) The Trustee shall cause each Reporting Subcontractor to deliver to the Depositor and the Servicer an assessment of compliance and accountant's attestation as and when provided in paragraphs (a) and (b) of this Section.

      (v) The Servicer shall execute (and the Servicer shall cause each Reporting Subcontractor to execute) a reliance certificate to enable the Certification Parties to rely upon each (A) annual compliance statement provided pursuant to Section 3.17, (B) annual report on assessments of compliance with servicing criteria provided pursuant to this Section 11.07 and
(C) accountant's report provided pursuant to this Section 11.07 and shall include a certification that each such annual compliance statement or report discloses any deficiencies or defaults described to the registered public accountants of such Person to enable such accountants to render the certificates provided for in this Section 11.07.

      (vi) The Trustee shall execute (and the Trustee shall cause each Reporting Subcontractor to execute) a reliance certificate to enable the Certification Parties to rely upon each (A) annual report on assessments of compliance with servicing criteria provided pursuant to this Section 11.07 and
(C) accountant's report provided pursuant to this Section 11.07 and shall include a certification that each such report discloses any deficiencies or defaults described to the registered public accountants of such Person to enable such accountants to render the certificates provided for in this
Section 11.07.

      (b) In the event the Servicer, the Trustee or Reporting Subcontractor is terminated or resigns during the term of this Agreement, such Person shall provide documents and information required by this Section 11.07 with respect to the period of time it was subject to this Agreement or provided services with respect to the Trust Fund, the Certificates or the Mortgage Loans.

      (c) An assessment of compliance provided by a Subcontractor pursuant to
Section 11.07(a)(iii) or (iv) need not address any elements of the Servicing Criteria other than those specified by the Servicer or the Trustee, as applicable, pursuant to Section 11.07(a)(i).

      Section 11.08 Use of Subcontractors.

      (a) [Reserved].


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

      (b) It shall not be necessary for the Servicer or the Trustee to seek the consent of the Depositor or any other party hereto to the utilization of any Subcontractor. The Servicer or the Trustee, as applicable, shall promptly upon request provide to the Depositor (or any designee of the Depositor, such as the Servicer or administrator) a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by such Person, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

      As a condition to the utilization of any Subcontractor determined to be a Reporting Subcontractor, the Servicer or the Trustee, as applicable, shall cause any such Subcontractor used by such Person for the benefit of the Depositor to comply with the provisions of Sections 11.07 and 11.09 of this Agreement to the same extent as if such Subcontractor were the Servicer (except with respect to the Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person) or the Trustee, as applicable. The Servicer or the Trustee, as applicable, shall be responsible for obtaining from each Subcontractor and delivering to the Depositor and the Servicer, any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 11.05 and Section 11.07, in each case as and when required to be delivered.

      Section 11.09 Amendments.

      In the event the parties to this Agreement desire to further clarify or amend any provision of this Article 11, this Agreement shall be amended to reflect the new agreement between the parties covering matters in this Article 11 pursuant to Section 10.01, which amendment shall not require any Opinion of Counsel or Rating Agency confirmations or the consent of any Certificateholder.

      If, during the period that the Depositor is required to file Exchange Act Reports with respect to the Trust Fund, the Servicer is no longer an Affiliate of the Depositor, the Depositor shall assume the obligations and responsibilities of the Servicer in this Article 11 with respect to the preparation and filing of the Exchange Act Reports and/or acting as the Certifying Person, if the Depositor has received indemnity from such successor Servicer satisfactory to the Depositor, and such Servicer has agreed to provide a Sarbanes-Oxley Certification to the Depositor substantially in the form of Exhibit U.

                                  * * * * * *


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

      IN WITNESS WHEREOF, the Depositor, the Trustee, and the Seller and Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                        INDYMAC MBS, INC.
                                             as Depositor


                                        By:      /s/ Andy Sciandra
                                            ----------------------------------
                                                 Name: Andy Sciandra
                                                 Title: Senior Vice President



                                        DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                             as Trustee


                                        By:      /s/ Jennifer Hermansader
                                            ----------------------------------
                                                 Name: Jennifer Hermansader
                                                 Title: Associate



                                        By:      /s/ Barbara Campbell
                                            ----------------------------------
                                                 Name: Barbara Campbell
                                                 Title: Vice President



                                        INDYMAC BANK, F.S.B.
                                             as Seller and Servicer


                                        By:      /s/ Andy Sciandra
                                            ----------------------------------
                                                 Name: Andy Sciandra
                                                 Title: Senior Vice President

STATE OF CALIFORNIA     )
                        :  ss.:
COUNTY OF Los Angeles   )

      On this ____ day of April 2006, before me, personally appeared Andy Sciandra, known to me to be a Vice President of IndyMac MBS, Inc., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                /s/ Rebecca Lee
                                                ------------------------------
                                                Notary Public

[NOTARIAL SEAL]

STATE OF CALIFORNIA    )
                       :  ss.:
COUNTY OF Orange       )

      On this ___ day of April 2006, before me, personally appeared ______________, known to me to be an Associate and an Associate, respectively, of Deutsche Bank National Trust Company, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                /s/ Nadia Nguyen
                                                -------------------------------
                                                Notary Public

[NOTARIAL SEAL]

STATE OF CALIFORNIA     )
                        :  ss.:
COUNTY OF Los Angeles   )

      On this ___ day of April 2006, before me, personally appeared Andy Sciandra, known to me to be a Vice President of IndyMac Bank, F.S.B., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                  /s/ Rebecca Lee
                                                  ----------------------------
                                                  Notary Public

[NOTARIAL SEAL]

                                  Schedule I

           MORTGAGE LOAN SCHEDULE [DELIVERED AT CLOSING TO TRUSTEE]



                                    S-1-1

                                  Schedule II

     INDYMAC MBS, INC. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-AR6


             Representations and Warranties of the Seller/Servicer


      Indy Mac Bank, F.S.B. ("IndyMac") hereby makes the representations and warranties set forth in this Schedule II to the Depositor, the Certificate Insurer and the Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule II shall have the meanings assigned thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among IndyMac, as seller and Servicer, IndyMac MBS, Inc., as depositor, and Deutsche Bank National Trust Company, as trustee.

            (1) IndyMac is duly organized as a federally insured savings bank and is validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any business contemplated by the Pooling and Servicing Agreement to be conducted by IndyMac in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the Pooling and Servicing Agreement and to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

            (2) IndyMac has the full corporate power and authority to sell and service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of IndyMac the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of IndyMac, enforceable against IndyMac in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

            (3) The execution and delivery of the Pooling and Servicing Agreement by IndyMac, the sale and servicing of the Mortgage Loans by IndyMac under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of IndyMac and will not (A) result in a material breach of any term or provision of the charter or by-laws of IndyMac or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, any other material agreement or instrument to which IndyMac is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to IndyMac of any court, regulatory body, administrative agency or


                                    S-II-1
      governmental body having jurisdiction over IndyMac (including the OTS, the Federal Deposit Insurance Corporation or any other governmental entity having regulatory authority over IndyMac); and IndyMac is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it (including the OTS, the Federal Deposit Insurance Corporation or any other governmental entity having regulatory authority over IndyMac) which breach or violation may materially impair IndyMac's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

            (4) IndyMac is an approved servicer of conventional mortgage loans for FNMA or FHLMC or is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

            (5) No litigation is pending or, to the best of IndyMac's knowledge, threatened against IndyMac that would prohibit the execution or delivery of, or performance under, the Pooling and Servicing Agreement by IndyMac.

            (6) IndyMac is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

            (7) Notwithstanding any federal or state law to the contrary, the Servicer shall not impose such Prepayment Charge at any time when the mortgage is accelerated as a result of the borrower's default in making the scheduled payments.

            (8) The Servicer will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and that for each Mortgage Loan, Servicer agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off.


                                    S-II-2

                                 Schedule III

                               INDYMAC MBS, INC.
                      MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2006-AR6


            Representations and Warranties as to the Mortgage Loans


      IndyMac Bank, F.S.B. ("IndyMac") hereby makes the representations and warranties set forth in this Schedule III to the Depositor, the Certificate Insurer and the Trustee, as of the Closing Date or if so specified in this
Schedule III, as of the Cut-off Date with respect to each Mortgage Loan. Capitalized terms used but not otherwise defined in this Schedule III shall have the meanings assigned to them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among IndyMac, as seller and Servicer, IndyMac MBS, Inc., as depositor, and Deutsche Bank National Trust Company, as trustee.

            (1) The information set forth on Schedule I to the Pooling and Servicing Agreement with respect to each Mortgage Loan is true and correct in all material respects as of the Closing Date.

            (2) All regularly scheduled monthly payments due with respect to each Mortgage Loan up to and including the Due Date before the Cut-off Date have been made; and as of the Cut-off Date, no Mortgage Loan had a regularly scheduled monthly payment that was 60 or more days Delinquent during the twelve months before the Cut-off Date.

            (3) With respect to any Mortgage Loan that is not a Cooperative Loan, each Mortgage is a valid and enforceable first lien on the Mortgaged Property subject only to (a) the lien of nondelinquent current real property taxes and assessments and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances and, if the related Mortgaged Property is a unit in a condominium project or planned unit development, any lien for common charges permitted by statute or homeowner association fees, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being generally acceptable to mortgage lending institutions in the area wherein the related Mortgaged Property is located or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

            (4) Immediately before the assignment of the Mortgage Loans to the Depositor, the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.

            (5) There was no delinquent tax or assessment lien against the related Mortgaged Property.

            (6) There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.


                                   S-III-1

            (7) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item
      (11) below.

            (8) No Mortgaged Property has been materially damaged by water, fire, earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representation) so as to affect adversely the value of the related Mortgaged Property as security for the Mortgage Loan.

            (9) Each Mortgage Loan at origination complied in all material respects with applicable local, state and federal laws and regulations, including usury, equal credit opportunity, real estate settlement procedures, truth-in-lending, and disclosure laws, or any noncompliance does not have a material adverse effect on the value of the related Mortgage Loan.

            (10) The Seller has not modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and which has been delivered to the Trustee); satisfied, cancelled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

            (11) A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, and negative amortization endorsement in an amount at least equal to the Cut-off Date Principal Balance of each such Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan and each such policy is valid and remains in full force and effect.

            (12) Each Mortgage Loan was originated (within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended) by an entity that satisfied at the time of origination the requirements of
      Section 3(a)(41) of the Securities Exchange Act of 1934, as amended.

            (13) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property, unless such failure to be wholly within such boundaries and restriction lines or such encroachment, as the case may be, does not have a material effect on the value of the Mortgaged Property.

            (14) To the best of the Seller's knowledge, as of the date of origination of each Mortgage Loan, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation unless such violation would not have a material adverse effect on the value of the related Mortgaged Property. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of the Mortgaged Property.


                                   S-III-2

            (15) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law.

            (16) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

            (17) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

            (18) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (19) At the Cut-off Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customarily required by institutional single family mortgage lenders in the area where the Mortgaged Property is located, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, in the amount required under Section 3.10 of the Pooling and Servicing Agreement. Anything to the contrary in this item (19) notwithstanding, no breach of this item (19) shall be deemed to give rise to any obligation of the Seller to repurchase or substitute for such affected Mortgage Loan or Loans so long as the Servicer maintains a blanket policy pursuant to the second paragraph of Section 3.10(a) of the Pooling and Servicing Agreement.

            (20) If at the time of origination of each Mortgage Loan, the related Mortgaged Property was in an area then identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the then-current requirements of the Flood Insurance Administration is in effect with respect to the Mortgaged Property with a generally acceptable carrier, in the amount required under Section 3.10 of the Pooling and Servicing Agreement.

            (21) To the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring.

            (22) To the best of the Seller's knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material non-monetary default, breach, violation or event of acceleration under the Mortgage or the related Mortgage Note; and the Seller has not waived any material non-monetary default, breach, violation or event of acceleration.

            (23) Each Mortgage File contains an appraisal of the related Mortgaged Property in a form acceptable to FNMA or FHLMC. Appraisal Form 1004 or Form 2055 has been obtained.


                                   S-III-3

            (24) Any leasehold estate securing a Mortgage Loan has a stated term of not less than five years in excess of the term of the related Mortgage Loan.

            (25) Each Mortgage Loan was selected from among the outstanding one- to four-family mortgage loans in the Seller's portfolio at the Closing Date as to which the representations and warranties made with respect to the Mortgage Loans set forth in this Schedule III can be made. No such selection was made in a manner intended to adversely affect the interests of the Certificateholders.

            (26) None of the Mortgage Loans are Cooperative Loans.

            (27) [Reserved].

            (28) None of the Mortgage Loans is a "high cost" loan, "covered" loan (excluding home loans defined as "covered home loans" in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home" or "predatory" loan or any other similarly designated loan as defined under any state, local or federal law, rule, regulation or ordinance, as defined by applicable predatory and abusing lending laws.

            (29) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, rules, regulations or ordinances, including, but not limited to, all applicable predatory and abusive lending laws.

            (30) [Reserved].

            (31) No proceeds from any Mortgage Loan underlying the Certificates were used to finance single-premium credit insurance policies.

            (32) None of the Mortgage Notes related to the Mortgage Loans impose a Prepayment Charge on the related Mortgage Loan for a term in excess of three years from the origination of the Mortgage Loan.

            (33) [Reserved].

            (34) No Mortgage Loan is subject to the requirements of the Home Ownership and Equity Protection Act of 1994.

            (35) No borrower was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan's originator that is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan's origination, such borrower did not qualify taking into account credit history and debt-to-income ratios, for a lower-cost credit product then offered by the Seller or any affiliate of the Seller. If, at the time of loan application, the borrower may have qualified for a lower-cost credit product then offered by any mortgage lending affiliate of the Seller, the Seller referred the borrower's application to such affiliate for underwriting consideration.

            (36) The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles that relate the borrower's income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the borrower's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination


                                   S-III-4

      (application/approval) the borrower had a reasonable ability to make timely payments on the Mortgage Loan.

            (37) With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity:
      (i) prior to the Mortgage Loan's origination, the borrower agreed to such premium in exchange for a monetary benefit, including but not limited to an interest rate or fee reduction, (ii) prior to the Mortgage Loan's origination, the borrower was offered the option of obtaining a mortgage loan that did not require payment of such a premium, (iii) the Prepayment Charge is disclosed to the borrower in the loan documents pursuant to applicable state and federal law and (iv) for Mortgage Loans originated on or after September 1, 2004, the duration of the prepayment period shall not exceed three years from the date of the Mortgage Note, unless the Mortgage Loan was modified to reduce the prepayment period to no more than three years from the date of the Mortgage Note and the borrower was notified in writing of such reduction in the prepayment period.

            (38) No borrower was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit. No borrower obtained a prepaid single-premium credit life, credit disability, credit unemployment, credit property, disability, accident or health insurance policy in connection with the origination of the Mortgage Loan; no proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies as part of the origination of, or as a condition to closing, such Mortgage Loan.

            (39) All points and fees related to each Mortgage Loan were disclosed in writing to the borrower in accordance with applicable state and federal law and regulation. Except in the case of a Mortgage Loan in an original principal amount of less than $60,000 that would have resulted in an unprofitable origination, no borrower was charged "points and fees" (whether or not financed) in an amount greater than 5% of the principal amount of such loan, such 5% limitation calculated in accordance with Fannie Mae's anti-predatory lending requirements as set forth in the Fannie Mae Selling Guide.

            (40) All fees and charges (including finance charges), whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan has been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation.

            (41) Each Mortgage Loan was in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae's Selling Guide.

            (42) No Mortgage Loan is a "High-Cost Home Loan" as defined in any of the following statutes: the Georgia Fair Lending Act, as amended (the "Georgia Act"), the New York Banking Law 6-1, the Arkansas Home Loan Protection Act effective July 16, 2003 (Act 1340 of 2003), the Kentucky high-cost home loan statute effective June 24, 2003 (Ky. Rev. Stat.
      Section 360.100), the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46:10B-22 et seq.), or the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann ss.ss. 58-21A-1 et seq.). With respect to any Mortgage Loan subject to the Georgia Act and secured by owner occupied real property or an owner occupied manufactured home located in the state of Georgia and originated (or modified) on or after October 1, 2002 through and including March 7, 2003, such Mortgage Loan was originated by IndyMac. No Mortgage Loan is a "High-Risk Home Loan" as defined in the Illinois High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.). No Mortgage Loan is a "High-Cost Home Mortgage Loan" as defined in Massachusetts Predatory Home Loan Practices Act, effective November 6, 2004


                                   S-III-5

      (Mass. Ann. Laws Ch. 183C). None of the Mortgage Loans that are secured by property located in the State of Illinois are in violation of the provisions of the Illinois Interest Act (815 Ill. Comp. Stat. 205/1 et. seq.).

            (43) Each Group 1 Mortgage Loan had a principal balance at origination that conformed to Fannie Mae and Freddie Mac guidelines.

            (44) Each Mortgage Loan has been underwritten and serviced substantially in accordance with the Seller's guidelines, subject to such variances as are reflected on the Mortgage Loan Schedule or that the Seller has approved.

            (45) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then-current version of Standard & Poor's LEVELS(R) Glossary, which is now Version 5.6 Revised, Appendix E) and no Mortgage Loan originated on or after Oct. 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

            (46) The Pooling and Servicing Agreement creates a valid and continuing "security interest" (as defined in Section 1-201(37) of the UCC) in each Mortgage Note in favor of the Trustee, which security interest is prior to all other liens and is enforceable as such against creditors of and purchasers from the Depositor. Each Mortgage Note constitutes "promissory notes" (as defined in Section 9-102(a)(65) of the UCC). Immediately before the assignment of each Mortgage Note to the Trustee, the Depositor had good and marketable title to such Mortgage Note free and clear of any lien, claim, encumbrance of any Person. All original executed copies of each Mortgage Note have been or shall be delivered to the Trustee within five Business Days following the Closing Date. Other than the security interest granted to the Trustee, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any Mortgage Note. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of any of the Mortgage Notes. The Depositor is not aware of any judgment or tax liens filed against the Depositor. None of the Mortgage Notes has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trustee.

            (47) To the best of the Seller's knowledge, there was no fraud involved in the origination of any Mortgage Loan by the mortgagee or by the Mortgagor, any appraiser or any other party involved in the origination of the Mortgage Loan.

            (48) The Servicer has fully furnished, in accordance with the Fair Credit Reporting Act and its implement regulations, accurate and complete information (i.e., favorable and unfavorable) on the credit files for the related Mortgagor for each Group 1 Mortgage Loan to Equifax, Experian and Trans Union Credit Information Company on a monthly basis.

            (49) Each Mortgage Loan is a "qualified mortgage" under Section 860G(a)(3) of the Code.

            (50) With respect to any Group 1 Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the Group 1 Mortgage Loan transaction.


                                   S-III-6

                                  Schedule IV

                               INDYMAC MBS, INC.
                      MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2006-AR6


                            Form of Monthly Report





                                    S-IV-1

                                   EXHIBIT A


    [FORM OF SENIOR CERTIFICATE (other than Notional Amount Certificates)]


      [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.                       :

Cut-off  Date                         :

First Distribution Date               :

Initial Certificate Balance of this
Certificate ("Denomination")          :           $

Initial Certificate Balances of all
Certificates of this Class            :           $

CUSIP                                 :

Interest Rate                         :           %

Maturity Date                         :

                               INDYMAC MBS, INC.
                    IndyMac INDX Mortgage Loan Trust 200_-_
               Mortgage Pass-Through Certificates, Series 200_-_
                                  Class [__]


                  evidencing a percentage interest in the distributions
            allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

                        IndyMac MBS, Inc., as Depositor


      Principal in respect of this Certificate is distributable monthly as set forth herein or in the Agreement (defined below). Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies that __________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by IndyMac MBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller (in such capacity, the "Seller") and as Servicer (in such capacity, the "Servicer"), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__


                                                     DEUTSCHE BANK NATIONAL
                                                     TRUST COMPANY, as Trustee


                                                     By ______________________


Countersigned:

By ___________________________
     Authorized Signatory of
     DEUTSCHE BANK NATIONAL TRUST COMPANY,
     as Trustee

                                   EXHIBIT B


                      [FORM OF SUBORDINATED CERTIFICATE]


      [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

      [THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

      [NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS TO THE TRUSTEE THAT SUCH TRANSFEREE IS NOT AND IS NOT INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR, IF THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, DELIVERS A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN, OR DELIVERS TO THE TRUSTEE AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.                       :

Cut-off  Date                         :

First Distribution Date               :

Initial Certificate Balance of this
Certificate ("Denomination")          :           $

Initial Certificate Balances of all
Certificates of this Class            :           $

CUSIP                                 :

                               INDYMAC MBS, INC.
                    IndyMac INDX Mortgage Loan Trust 200_-_
               Mortgage Pass-Through Certificates, Series 200_-_
                                  Class [___]


                  evidencing a percentage interest in the distributions
            allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

                        IndyMac MBS, Inc., as Depositor


Principal in respect of this Certificate is distributable monthly as set forth herein or in the Agreement (defined below). Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that _______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by IndyMac MBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller (in such capacity, the "Seller"), and as Servicer (in such capacity, the "Servicer"), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Seller, the Servicer or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

[No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation [letter] from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or other benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee or the Servicer, (ii) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the transferee is an insurance company which is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and addressed to the Trustee and the Servicer to the effect that the purchase and holding of such Certificate will not result in a nonexempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee or the Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Servicer or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to Section 4975 of the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__


                                                     DEUTSCHE BANK NATIONAL
                                                     TRUST COMPANY, as Trustee


                                                     By ______________________


Countersigned:

By ___________________________
     Authorized Signatory of
     DEUTSCHE BANK NATIONAL TRUST COMPANY,
     as Trustee

                                   EXHIBIT C


                         [FORM OF CLASS R CERTIFICATE]


      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

      NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

      NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS TO THE TRUSTEE THAT SUCH TRANSFEREE IS NOT AND IS NOT INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR, IF SUCH PURCHASER IS AN INSURANCE COMPANY, DELIVERS A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN, OR DELIVERS TO THE TRUSTEE AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                       :

Cut-off  Date                         :

First Distribution Date               :

Initial Certificate Balance of this
Certificate ("Denomination")          :           $

Initial Certificate Balances of all
Certificates of this Class            :           $

CUSIP                                 :

                               INDYMAC MBS, INC.
                    IndyMac INDX Mortgage Loan Trust 200_-_
               Mortgage Pass-Through Certificates, Series 200_-_


                  evidencing the distributions allocable to the Class R
            Certificates with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

                        IndyMac MBS, Inc., as Depositor


Principal in respect of this Certificate is distributable monthly as set forth herein or in the Agreement (defined below). Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that ____________________ is the registered owner of the Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by IndyMac MBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller (in such capacity, the "Seller") and as Servicer (in such capacity, the "Servicer"), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class R Certificate at the Corporate Trust Office.

No transfer of a Class R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or other benefit plan subject to Section 406 of ERISA or
Section 4975 of the Code, or a person investing on behalf of or with plan assets of any such plan, which representation letter shall not be an expense of the Trustee or the Servicer, (ii) a representation that the purchaser is an insurance company which is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and addressed to the Trustee and the Servicer to the effect that the purchase and holding of such Class R Certificate will not result in a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee or the Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Servicer or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of a Class R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

Each Holder of this Class A-R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class R Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class R Certificate must agree not to transfer an Ownership Interest in this Class R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__


                                                     DEUTSCHE BANK NATIONAL
                                                     TRUST COMPANY, as Trustee


                                                     By ______________________


Countersigned:

By ___________________________
     Authorized Signatory of
     DEUTSCHE BANK NATIONAL TRUST COMPANY,
     as Trustee

                                   EXHIBIT D


                     [FORM OF NOTIONAL AMOUNT CERTIFICATE]


      [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

      THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.                       :

Cut-off  Date                         :

First Distribution Date               :

Initial Notional Amount of this
Certificate ("Denomination")          :

Initial Notional Amount of all
Certificates of this Class            :

CUSIP                                 :

Interest Rate                         :           %

Maturity Date                         :

                               INDYMAC MBS, INC.
                    IndyMac INDX Mortgage Loan Trust 200_-_
               Mortgage Pass-Through Certificates, Series 200_-_
                                  Class [__]


                  evidencing a percentage interest in the distributions
            allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

                        IndyMac MBS, Inc., as Depositor


      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Notional Amounts of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by IndyMac MBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller (in such capacity, the "Seller") and as Servicer (in such capacity, the "Servicer"), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__


                                                     DEUTSCHE BANK NATIONAL
                                                     TRUST COMPANY, as Trustee


                                                     By ______________________


Countersigned:

         By ___________________________
                  Authorized Signatory of
                  DEUTSCHE BANK NATIONAL TRUST COMPANY,
                  as Trustee

                                   EXHIBIT E

                       [Form of Reverse of Certificates]


                               INDYMAC MBS, INC.
                    IndyMac INDX Mortgage Loan Trust 200_-_
               Mortgage Pass-Through Certificates, Series 200_-_


      This Certificate is one of a duly authorized issue of Certificates designated as IndyMac MBS, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

      This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

      The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than ten percent (10%) of the Cut-off Date Pool Principal Balance, the Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

      Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT


      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________________________________
_______________________________________________________________________________

_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________.

Dated:



                                        _______________________________________
                                        Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS


      The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_________________________________________________
_______________________________________________________________________________,
for the account of ____________________________________________________________,
account number              , or, if mailed by check, to_____________________
_______________________________________________________________________________
_______________________________________________________________________________
Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________
_______________________________________________________________________________

         This information is provided by ______________________________________, the assignee named above, or __________________________________________________,

         as its agent.

STATE OF CALIFORNIA       )
                          :  ss.:
COUNTY OF _____________   )

      On the th day of _______, 20__ before me, a notary public in and for said State, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.


                                           -----------------------------------
                                                     Notary Public


[Notarial Seal]

                                   EXHIBIT F


                         [FORM OF CLASS P CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AND IS NOT INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR, IF THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN, OR DELIVERS AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO
SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                 :

Cut-off Date                    :

First Distribution Date         :

Initial Certificate Balance
of this Certificate
("Denomination")                :     $

Initial Certificate Balances
of all Certificates
of this Class                   :     $

CUSIP                           :


Interest Rate                   :


Maturity Date                   :


                               INDYMAC MBS, INC.
                   IndyMac INDX Mortgage Loan Trust 200_-__
              Mortgage Pass-Through Certificates, Series 200_-__

                                    Class P

      evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

Distributors in respect of this Certificate are distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by IndyMac MBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller and Servicer (the "Seller" or the "Servicer", as appropriate), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

This Certificate does not have a Certificate Balance or Pass-Through Rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee.

No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached to the Pooling and Servicing Agreement) and deliver either (i) an Investment Letter or the Rule 144A Letter, in either case substantially in the form attached to the Agreement, or (ii) a written Opinion of Counsel to the Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor.

No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such (x) transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee or (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the transferee is an insurance company that is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60 or (ii) in the case of a Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of the Trustee, the Servicer or the Trust Fund, addressed to the Trustee and the Servicer, to the effect that the purchase and holding of such Certificate will not result in a nonexempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee or the Servicer to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                     * * *

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  _______, ____

                                           DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                           as Trustee


                                           By __________________________________

Countersigned:


By ___________________________
         Authorized Signatory of
         DEUTSCHE BANK NATIONAL TRUST
         COMPANY, as Trustee

                               INDYMAC MBS, INC.
                   IndyMac INDX Mortgage Loan Trust 200_-__
                      Mortgage Pass-Through Certificates

This Certificate is one of a duly authorized issue of Certificates designated as IndyMac MBS, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same

Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than ten percent (10%) of the Cut-off Date Pool Principal Balance, the Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT


      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:

                                       ________________________________________
                                       Signature by or on behalf of assignor



                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of ___________________________________________________________,
account number               , or, if mailed by check, to _____________________
_______________________________________________________________________________
Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________,
_______________________________________________________________________________.

      This information is provided by _____________________________________, the assignee named above, or ___________________________________, as its agent.

STATE OF ___________________  )
                              )  ss.:
COUNTY OF __________________  )


            On the th day of _____, 20__ before me, a notary public in and for said State, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.


                                                      -------------------------
                                                           Notary Public

[Notarial Seal]

                                  EXHIBIT G-1


                   FORM OF INITIAL CERTIFICATION OF TRUSTEE


                                    [date]


[Depositor]

[Servicer]

[Seller]
_____________________
_____________________

            Re: Pooling and Servicing Agreement among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee, Mortgage Pass-Through Certificates, Series 200 -

Gentlemen:

      In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan listed in the attached schedule), it has received:

      (i) the original Mortgage Note, endorsed as provided in the following form: "Pay to the order of ________, without recourse"; and

      (ii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments); provided, however, that it has received no assignment with respect to any Mortgage for which the Mortgaged Property is located in the Commonwealth of Puerto Rico.

      Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and to such Mortgage Loan.

            The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.


                                    G-1-1

                                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                           as Trustee


                                      By:______________________________________
                                          Name:
                                          Title:


                                    G-1-2

                                  EXHIBIT G-2


                                  [RESERVED]


                                    G-2-1

                                  EXHIBIT G-3


                     FORM OF DELAY DELIVERY CERTIFICATION


                                    [date]


[Depositor]

[Servicer]

[Seller]
_________________
_________________

            Re: Pooling and Servicing Agreement among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee, Mortgage Pass-Through Certificates, Series 200 -

Gentlemen:

      Reference is made to the Initial Certification of Trustee relating to the above-referenced series, with the schedule of exceptions attached thereto (the "Schedule A"), delivered by the undersigned, as Trustee, on the Closing Date in accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"). The undersigned hereby certifies that, as to each Mortgage Loan that is a Delay Delivery Mortgage Loan listed on Schedule A attached hereto (other than any Mortgage Loan paid in full or listed on Schedule B attached hereto) it has received:

      (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of _______________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Seller, stating that the original Mortgage Note was lost or destroyed, together with a copy of the Mortgage Note;

      (ii)  the original recorded Mortgage;

      (iii) a duly executed assignment of the Mortgage to "Deutsche Bank National Trust Company, as trustee under the Pooling and Servicing Agreement dated as of January 1, 2005, without recourse" (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

      (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage;

      (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and


                                    G-3-1

      (vi) the original or duplicate original lender's title policy and all riders, if any, thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

      In the event that in connection with any Mortgage Loan for which the Seller cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by the Seller, the applicable title company, escrow agent or attorney, or the originator of such Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

      Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Mortgage Loan, and (ii) the information set forth in items (i), (iv), (vi) and
(xv) (solely as of origination, not as of the Cut-off Date) of the definition of the "Mortgage Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the [Mortgage Loan Schedule][Loan Number and Borrower Identification Mortgage Loan Schedule] or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.


                                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                          as Trustee


                                     By:______________________________________
                                              Name:
                                              Title:


                                    G-3-2

                                  EXHIBIT G-4


                                  [RESERVED]



                                    G-4-1

                                  EXHIBIT H-1


                    FORM OF FINAL CERTIFICATION OF TRUSTEE


                                    [date]


[Depositor]

[Servicer]

[Seller]
__________________
__________________

            Re: Pooling and Servicing Agreement among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee, Mortgage Pass-Through Certificates, Series 200 -

Gentlemen:

      In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

      (i) The original Mortgage Note, endorsed in the form provided in Section 2.01(c) of the Pooling and Servicing Agreement, with all intervening endorsements showing a complete chain of endorsement from the originator to the Seller.

      (ii) The original recorded Mortgage.

      (iii) A duly executed assignment of the Mortgage in the form provided in
Section 2.01(c) of the Pooling and Servicing Agreement; provided, however, that it has received no assignment with respect to any Mortgage for which the Mortgaged Property is located in the Commonwealth of Puerto Rico, or, if the Depositor has certified or the Trustee otherwise knows that the Mortgage has not been returned from the applicable recording office, a copy of the assignment of the Mortgage (excluding information to be provided by the recording office).

      (iv) The original or duplicate original recorded assignment or assignments of the Mortgage showing a complete chain of assignment from the originator to the Seller.

      (v) The original or duplicate original lender's title policy and all riders thereto or, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company.

      Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (i), (ii), (iii),
(iv), (vi) and (xi) of the definition of the "Mortgage Loan Schedule" in
Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.


                                    H-1-1

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Notwithstanding anything herein to the contrary, the Trustee has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or
(ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.


                                          DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                               as Trustee


                                          By:__________________________________
                                                Name:
                                                Title:


                                    H-1-2

                                  EXHIBIT H-2


                                  [RESERVED]


                                    H-2-1

                                   EXHIBIT I


                              TRANSFER AFFIDAVIT


                               IndyMac MBS, Inc.
                      Mortgage Pass-Through Certificates
                                 Series 200_-_

STATE OF CALIFORNIA      )
                         :  ss.:
COUNTY OF _____________  )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of , the proposed Transferee of an Ownership Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Series, by and among IndyMac MBS, Inc., as depositor (the "Depositor"), IndyMac Bank, F.S.B., as seller and Servicer and Deutsche Bank National Trust Company, as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit J to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

      7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

      8. The Transferee's taxpayer identification number is .

      9. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

      11. The Transferee is not a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of a U.S. taxpayer.

      12. The Transferee will not transfer the Certificates, directly or indirectly, to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

      13. The Transferee will not cause income from the Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

      14. Either:

            (a) (i) At the time of the transfer, and at the close of each of the Transferee's two fiscal years preceding the Transferee's fiscal year of transfer, the Transferee's gross assets for financial reporting purposes exceed $100 million and its net assets for financial reporting purposes exceed $10 million. For purposes of the preceding sentence, the gross assets and net assets of a Transferee do not include any obligation of any Related Person, as defined below, or any other asset if a principal purpose for holding or acquiring the other asset is to permit the Transferee to satisfy the conditions of this paragraph 15(a);
      (ii) The Transferee is an Eligible Corporation, as defined below, and hereby agrees that any subsequent transfer of the interest will be to another Eligible Corporation in a transaction that satisfies this Transfer Affidavit, including this paragraph 15(a); and (iii) The Transferee has not given the Transferor any reason to know that the Transferee will not honor the restrictions on subsequent transfers of the residual interest or that the Transferee cannot or will not pay any taxes associated with the residual interest; or

            (b)(i) The Transferee is a United States Person; (ii) The present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (A) The present value of any consideration given to the Transferee to acquire the interest; (B) The present value of the expected future distributions on the interest; and (C) The present value of the anticipated tax savings associated with holding the interest as any REMIC generates losses; and (iii) For purposes of calculating the aforementioned present values: (A) The transferee has assumed that it pays tax at a rate equal to the highest rate of tax specified in Code Section 11(b)(1) (unless the Transferee has been subject to the alternative minimum tax under Code Section 55 in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate, in which case the Transferee can assume that it pays tax at the rate specified in Code Section 55(b)(1)(B) provided the Transferee states in this Transfer Affidavit that it is using such alternate rate and that has been subject to the alternative minimum tax under Code Section 55 in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate):and (B) The Transferee uses a discount rate equal to the Federal short-term rate prescribed by section 1274(d) for the month of the transfer and the compounding period used by the Transferee.

      The term "Eligible Corporation" means any domestic C corporation (as defined in section 1361(a)(2) of the Code) other than a corporation which is exempt from, or is not subject to, tax under section 11 of the Code, an entity described in section 851(a) or 856(a) of the Code, a REMIC; or an organization to which part I, subchapter T, chapter 1, subtitle A of the Code applies. The Term "Related Person" means any person that bears a relationship to the Transferee enumerated in section 267(b) or 707(b)(1) of the Code, using "20 percent" instead of "50 percent" where it appears under the provisions; or is under common control (within the meaning of section 52(a) and (b) of the Code) with the Transferee.

      15. Either (i) the Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, and the Transferee is not acting on behalf of or with plan assets of such a plan; or (ii) the Transferee is an insurance company that is investing funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and the purchase and holding of the Class R Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60.

                                     * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this day of , 20 .


                                   ____________________________________________
                                        Print Name of Transferee


                                   By:_________________________________________
                                            Name:
                                            Title:


[Corporate Seal]

ATTEST:

[Assistant] Secretary

      Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be the of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this __ day of ____, 20_.



                                                -------------------------------
                                                NOTARY PUBLIC



                                                My Commission expires the __ day
                                                of ____, 20_.

                                                                     EXHIBIT 1
                                                                  to EXHIBIT I


                              Certain Definitions


      "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

      "Permitted Transferee": Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section
521) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to any Restricted Certificate, (iv) a rural electric and telephone cooperatives described in Code Section 1381(a)(2)(c), (v) an "electing large partnership" as defined in Code Section 775 of (vi) a Person that is not a U.S. Person, and
(vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any REMIC to fail to qualify as a REMIC at any time that certain Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code
Section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

      "Person": Any individual, corporation, partnership, joint venture, limited liability company, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

      "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

      "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                                     EXHIBIT 2
                                                                  to EXHIBIT I


                       Section 5.02(c) of the Agreement


            (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (ii) No Ownership Interest in a Residual Certificate may be
            registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

                  (iii) Each Person holding or acquiring any Ownership
            Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

                  (iv) Any attempted or purported Transfer of any Ownership
            Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

                  (v) The Depositor shall use its best efforts to make
            available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

                                   EXHIBIT J


                        FORM OF TRANSFEROR CERTIFICATE


                                                             __________, 200__


IndyMac MBS, Inc.
155 North Lake Avenue, 7th Floor
Pasadena, CA  91101
Attention:  S. Blair Abernathy

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, CA  92705-4934
Attention:  Trust Administration, Series 200 -

            Re: IndyMac MBS, Inc. Mortgage Pass-Through Certificates, Series 200 -, Class

Ladies and Gentlemen:

            In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class R Certificate, we have no knowledge the Transferee is not a Permitted Transferee.



                                                Very truly yours,



                                                ______________________________
                                                Print Name of Transferor



                                                By: ___________________________
                                                         Authorized Officer

                                   EXHIBIT K


                   FORM OF INVESTMENT LETTER (NON-RULE 144A)


                                                             __________, 200__


IndyMac MBS, Inc.
155 North Lake Avenue, 7th Floor
Pasadena, CA  91101
Attention:  S. Blair Abernathy

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, CA  92705-4934
Attention:  Trust Administration, Series 200 -

            Re: IndyMac MBS, Inc. Mortgage Pass-Through Certificates, Series 200 -, Class

Ladies and Gentlemen:

            In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such acquisition or (ii) if the Certificates have been the subject of an ERISA-Qualifying Underwriting, we are purchasing the Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and

Servicing Agreement and (h) if we are a corporation purchasing the Certificates in the State of California, we have a net worth of at least $14,000,000 according to our most recent audited financial statements.



                                                 Very truly yours,



                                                 ______________________________
                                                 Print Name of Transferee



                                                 By: __________________________
                                                          Authorized Officer

                                   EXHIBIT L


                           FORM OF RULE 144A LETTER


                                                           ____________, 200__


IndyMac MBS, Inc.
155 North Lake Avenue, 7th Floor
Pasadena, CA  91101
Attention:  S. Blair Abernathy

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, CA 92705-4934
Attention:  Trust Administration, Series 200 -

            Re: IndyMac MBS, Inc. Mortgage Pass-Through Certificates, Series 200 -, Class

Ladies and Gentlemen:

            In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such acquisition, or (ii) if the Certificates have been the subject of an ERISA-Qualifying Underwriting, we are purchasing the Certificates with funds contained in an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and our purchase and holding of the Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Act ("Rule 144A") and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, (g) we are aware that the sale to us is being made in reliance on Rule 144A, (h) we are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only
(A) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (B) pursuant to another exemption from registration under the Act and (i) if we are a corporation purchasing the Certificates in the State of California, we have a net worth of at least $14,000,000 according to our most recent audited financial statements.



                                                 Very truly yours,



                                                 ______________________________
                                                 Print Name of Transferee



                                                 By:___________________________
                                                      Authorized Officer

                             ANNEX 1 TO EXHIBIT L


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------


         [For Transferees Other Than Registered Investment Companies]


            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ (1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

                  ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                  ___ Bank. The Buyer (a) is a national bank or banking
            institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  ___ Savings and Loan. The Buyer (a) is a savings and loan
            association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  ___ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

                  ___ Insurance Company. The Buyer is an insurance company
            whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the

----------------

(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

            insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

                  ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                  ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

                  ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

                  ___ Small Business Investment Company. Buyer is a small
            business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                  ___ Business Development Company. Buyer is a business
            development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

            5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

            6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                            ___________________________________
                                            Print Name of Buyer



                                            By:________________________________
                                                     Name:
                                                     Title:



                                            ___________________________________
                                            Date:

                             ANNEX 2 TO EXHIBIT L


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------


          [For Transferees That are Registered Investment Companies]


            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

                  ___ The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  ___ The Buyer is part of a Family of Investment Companies
            which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                              _________________________________
                                              Print Name of Buyer



                                              By:______________________________
                                                       Name:
                                                       Title:



                                              _________________________________
                                              Date:

                                   EXHIBIT M


                              REQUEST FOR RELEASE
                                 (for Trustee)


                               IndyMac MBS, Inc.
                      Mortgage Pass-Through Certificates
                                 Series 200_-_


Loan Information

           Name of Mortgagor:

           Servicer
           Loan No.:       ______________________

Trustee

           Name:           ______________________

           Address:        ______________________

                           ______________________

                           ______________________



Trustee
Mortgage File No.:

      The undersigned Servicer hereby acknowledges that it has received from Deutsche Bank National Trust Company, as Trustee for the Holders of Mortgage Pass-Through Certificates, of the above-referenced Series, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series among the Trustee, IndyMac Bank, F.S.B., as Seller and Servicer and IndyMac MBS, Inc., as Depositor.

( ) Mortgage Note dated ___________, 20__ , in the original principal sum of $ ________, made by _________. payable to, or endorsed to the order of, the Trustee.

( )   Mortgage recorded on _________________ as instrument no.
      _____________________ in the County Recorder's Office of the County of
      __________________, State of _______________ in book/reel/docket of official records at page/image.

( )   Deed of Trust recorded on __________________ as instrument no.
      _________________ in the County Recorder's Office of the County of
      _______________, State of _______________ in book/reel/docket
      _______________ of official records at page/image _______________.

( )   Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
      _________________ as instrument no. ____________ in the County
      Recorder's Office of the County of _________, State of ________________ in book/reel/docket _______________ of official records at page/image
      ______________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

      The undersigned Servicer hereby acknowledges and agrees as follows:

                  (1) The Servicer shall hold and retain possession of the
            Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

                  (2) The Servicer shall not cause or knowingly permit the
            Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                  (3) The Servicer shall return each and every Document
            previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

                  (4) The Documents and any proceeds thereof, including any
            proceeds of proceeds, coming into the possession or control of the Servicer shall at all times be earmarked for the account of the Trustee, and the Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Servicer's possession, custody or control.


                                                     INDYMAC BANK, F.S.B.


                                                     By: _________________
                                                              Name:
                                                              Title:


Date: _________, 20

                                   EXHIBIT N


                       REQUEST FOR RELEASE OF DOCUMENTS


To:   Deutsche Bank National Trust Company

Attn: Mortgage Custody Services

Re: The Pooling and Servicing Agreement dated April 1, 2006 among IndyMac Bank, F.S.B. as Servicer, Inc, IndyMac MBS, Inc. and Deutsche Bank National Trust Company, as Trustee

Ladies and Gentlemen:

      In connection with the administration of the Mortgage Loans held by you as Trustee for IndyMac MBS, Inc., we request the release of the Mortgage Loan File for the Mortgage Loan(s) described below, for the reason indicated.

      FT Account #: Pool #:

Mortgagor's Name, Address and Zip Code:
---------------------------------------

Mortgage Loan Number:
---------------------

Reason for Requesting Documents (check one)
-------------------------------------------

_______1.       Mortgage Loan paid in full (IndyMac hereby certifies that all amounts have been received.)

_______2.       Mortgage Loan Liquidated (IndyMac hereby certifies that all proceeds of foreclosure, insurance, or other liquidation have been finally received.)

_______3.       Mortgage Loan in Foreclosure.

_______4.       Other (explain): ____________________________________

      If item 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as an additional documents in your possession relating to the above-specified Mortgage Loan. If item 3 or 4 is checked, upon return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

INDYMAC BANK, F.S.B.
155 North Lake Ave.
Pasadena, CA  91101

By:________________________
Name:______________________
Title:____________________
Date:______________________

TRUSTEE CONSENT TO RELEASE AND
ACKNOWLEDGEMENT OF RECEIPT

By:________________________
Name:______________________
Title:____________________
Date:______________________

                                   EXHIBIT O

                                  [Reserved]

                                  Exhibit P-1
                          [On File with the Trustee]




                                    P-1-1

                                  Exhibit P-2
                          [On File with the Trustee]



                                    P-2-1

                                  Exhibit P-3
                          [On File with the Trustee]




                                    P-3-1

                                  Exhibit P-4
                          [On File with the Trustee]



                                    P-4-1

                                   EXHIBIT Q

                               MONTHLY STATEMENT

                                   EXHIBIT R

                       FORM OF PERFORMANCE CERTIFICATION
                                   (Trustee)

            Re: The Pooling and Servicing Agreement dated as of April 1, 2006 (the "Pooling and Servicing Agreement") among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and the undersigned, as Trustee (the "Trustee")

      I, ________________________________, the _______________________ of the
Trustee, certify to the Depositor and the Servicer, and their officers, with the knowledge and intent that they will rely upon this certification, that:

            I have reviewed the report on assessment of the Trustee's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), all reports on Form 10-D containing statements to certificateholders filed in respect of the period included in the year covered by the annual report of the Trust Fund (collectively, the "Distribution Date Statements");

            (i) Assuming the accuracy and completeness of the information delivered to the Trustee by the Servicer as provided in the Pooling and Servicing Agreement and subject to paragraph (iv) below, to its knowledge the distribution information determined by the Trustee and set forth in the Distribution Date Statements contained in all Form 10-D's included in the year covered by the annual report of such Trust on Form 10-K for the calendar year 200[ ], is complete and does not contain any material misstatement of fact as of the last day of the period covered by such annual report;

            (ii) Based solely on the information delivered to the Trustee by the Servicer as provided in the Pooling and Servicing Agreement, the distribution information required under the Pooling and Servicing Agreement to be contained in the Trust Fund's Distribution Date Statements, is included in such Distribution Date Statements;

            (iii) The Trustee is not certifying as to the accuracy, completeness or correctness of the information which it received from the Servicer and did not independently verify or confirm the accuracy, completeness or correctness of the information provided by the Servicer;

            (iv) I am responsible for reviewing the activities performed by the Trustee as a person "performing a servicing function" under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the Servicing Assessment and except as disclosed in the Servicing Assessment or the Attestation Report, the Trustee has fulfilled its obligations under the Pooling and Servicing Agreement; and

            (v) The Servicing Assessment and Attestation Report required to be provided by the Trustee and by Subcontractor, if any, pursuant to the Pooling and Servicing Agreement, have been provided to the Servicer and the Depositor. Any material instances of noncompliance


                                     R-2-1
      described in such reports have been disclosed to the Servicer and the Depositor. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


                                          Date:    _________________________



                                          By:  ________________________________
                                                   Name:
                                                   Title:



                                    R-2-2

                                   EXHIBIT S

                 FORM OF SERVICING CRITERIA TO BE ADDRESSED IN
                      ASSESSMENT OF COMPLIANCE STATEMENT

Key:
X - obligation


Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.


-----------------------------------------------------------------------------------------------------------------------------------
   Reg AB Reference                        Servicing Criteria                         Servicer       Trustee           Notes
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
    1122(d)(1)(i)       Policies and procedures are instituted to monitor any            X              X
                        performance or other triggers and events of default in
                        accordance with the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
    1122(d)(1)(ii)      If any material servicing activities are outsourced to           X              X
                        third parties, policies and procedures are instituted to
                        monitor the third party's performance and compliance
                        with such servicing activities.
-----------------------------------------------------------------------------------------------------------------------------------
   1122(d)(1)(iii)      Any requirements in the transaction agreements to                                               NA
                        maintain a back-up servicer for the Pool Assets are
                        maintained.
-----------------------------------------------------------------------------------------------------------------------------------
    1122(d)(1)(iv)      A fidelity bond and errors and omissions policy is in            X
                        X effect on the party participating in the servicing
                        function throughout the reporting period in the amount
                        of coverage required by and otherwise in accordance
                        with the terms of the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   Reg AB Reference                        Servicing Criteria                        Primary          Trustee           Notes
                                                                                     Servicer
-----------------------------------------------------------------------------------------------------------------------------------
     1122(d)(2)(i)       Payments on pool assets are deposited into the                 X                X
                         appropriate custodial bank accounts and related bank
                         clearing accounts no more than two business days
                         following receipt, or such other number of days
                         specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
    1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an           X                X
                         obligor or to an investor are made only by authorized
                         personnel.
-----------------------------------------------------------------------------------------------------------------------------------
    1122(d)(2)(iii)      Advances of funds or guarantees regarding                      X
                         collections, X cash flows or distributions, and any
                         interest or other fees charged for such advances, are
                         made, reviewed and approved as specified in the
                         transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
    1122(d)(2)(iv)       The related accounts for the transaction, such as cash         X                X
                         reserve accounts or accounts established as a form of
                         over collateralization, are separately maintained
                         (e.g., with respect to commingling of cash) as set
                         forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
     1122(d)(2)(v)       Each custodial account is maintained at a federally            X                X
                         insured depository institution as set forth in the
                         transaction agreements. For purposes of this
                         criterion, "federally insured depository institution"
                         with respect to a foreign financial institution means
                         a foreign financial institution that meets the
                         requirements of Rule 13k-1(b)(1) of the Securities
                         Exchange Act.
-----------------------------------------------------------------------------------------------------------------------------------
    1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent               X
                         unauthorized access.
-----------------------------------------------------------------------------------------------------------------------------------
    1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for            X                X
                         all asset-backed securities related bank accounts,
                         including custodial accounts and related bank clearing
                         accounts. These reconciliations are (A) mathematically
                         accurate; (B) prepared within 30 calendar days after
                         the bank statement cutoff date, or such other number
                         of days specified in the transaction agreements; (C)
                         reviewed and approved by someone other than the person
                         who prepared the reconciliation; and (D) contain
                         explanations for reconciling items. These reconciling
                         items are resolved within 90 calendar days of their
                         original identification, or such other number of days
                         specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    Reg AB Reference                        Servicing Criteria                       Servicer        Trustee           Notes
-----------------------------------------------------------------------------------------------------------------------------------
     1122(d)(3)(i)        Reports to investors, including those to be filed with         X              X
                          the Commission, are maintained in accordance with the
                          transaction agreements and applicable Commission
                          requirements. Specifically, such reports (A) are
                          prepared in accordance with timeframes and other terms
                          set forth in the transaction agreements; (B) provide
                          information calculated in accordance with the terms
                          specified in the transaction agreements; (C) are filed
                          with the Commission as required by its rules and
                          regulations; and (D) agree with investors' or the
                          trustee's records as to the total unpaid principal
                          balance and number of Pool Assets serviced by the
                          Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
     1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in         X              X
                          accordance with timeframes, distribution priority and
                          other terms set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
    1122(d)(3)(iii)       Disbursements made to an investor are posted within            X              X
                          two business days to the Servicer's investor records,
                          or such other number of days specified in the
                          transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
     1122(d)(3)(iv)       Amounts remitted to investors per the investor reports         X              X
                          agree with cancelled checks, or other form of payment,
                          or custodial bank statements.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    Reg AB Reference                        Servicing Criteria                       Servicer        Trustee           Notes
-----------------------------------------------------------------------------------------------------------------------------------
    1122(d)(4)(i)       Collateral or security on pool assets is maintained as                X                X
                        required by the transaction agreements or related pool
                        asset documents.
-----------------------------------------------------------------------------------------------------------------------------------
    1122(d)(4)(ii)      Pool assets  and related documents are safeguarded as                 X                X
                        required by the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
   1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool            X                X
                        are made, reviewed and approved in accordance with any
                        conditions or requirements in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
    1122(d)(4)(iv)      Payments on pool assets, including any payoffs, made in               X
                        accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than
                        two business days after receipt, or such other number of
                        days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
                        accordance with the related pool asset documents.
-----------------------------------------------------------------------------------------------------------------------------------
    1122(d)(4)(v)       The Servicer's records regarding the pool assets agree with           X
                        the Servicer's records with respect to an obligor's unpaid principal balance.
-----------------------------------------------------------------------------------------------------------------------------------
    1122(d)(4)(vi)      Changes with respect to the terms or status of an obligor's           X
                        pool assets (e.g., loan modifications or re-agings) are
                        made, reviewed and approved by authorized personnel in
                        accordance with the transaction agreements and related pool asset documents.
-----------------------------------------------------------------------------------------------------------------------------------
   1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance                X
                        plans, modifications and deeds in lieu of foreclosure,
                        foreclosures and repossessions, as applicable) are
                        initiated, conducted and concluded in accordance with the
                        timeframes or other requirements established by the
                        transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
   1122(d)(4)(viii)     Records documenting collection efforts are maintained                 X
                        during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are
                        maintained on at least a monthly basis, or such other
                        period specified in the transaction agreements, and
                        describe the entity's activities in monitoring delinquent
                        pool assets including, for example, phone calls, letters
                        and payment rescheduling plans in cases where delinquency
                        is deemed temporary (e.g., illness or unemployment).
-----------------------------------------------------------------------------------------------------------------------------------
    1122(d)(4)(ix)      Adjustments to interest rates or rates of return for pool             X
                        assets with variable rates are computed based on the
                        related pool asset documents.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   Reg AB Reference                          Servicing Criteria                           Servicer          Trustee       Notes
-----------------------------------------------------------------------------------------------------------------------------------
    1122(d)(4)(x)       Regarding any funds held in trust for an obligor (such as             X
                        escrow accounts): (A) such funds are analyzed, in
                        accordance with the obligor's pool asset documents, on at
                        least an annual basis, or such other period specified in
                        the transaction agreements; (B) interest on such funds is
                        paid, or credited, to obligors in accordance with
                        applicable pool asset documents and state laws; and (C)
                        such funds are returned to the obligor within 30 calendar
                        days of full repayment of the related pool assets, or such other number of days specified in the transaction
                        agreements.
-----------------------------------------------------------------------------------------------------------------------------------
    1122(d)(4)(xi)      Payments made on behalf of an obligor (such as tax or                 X
                        insurance payments) are made on or before the related
                        penalty or expiration dates, as indicated on the
                        appropriate bills or notices for such payments, provided
                        that such support has been received by the servicer at
                        least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
   1122(d)(4)(xii)      Any late payment penalties in connection with any payment             X
                        to be made on behalf of an obligor are paid from the
                        Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-----------------------------------------------------------------------------------------------------------------------------------
   1122(d)(4)(xiii)     Disbursements made on behalf of an obligor are posted                 X
                        within two business days to the obligor's records
                        maintained by the servicer, or such other number of days
                        specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
   1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are             X
                        recognized and recorded in accordance with the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
   1122(d)(4)(xv)       Any external enhancement or other support, identified in              X (with respect    X
                        Item 1114(a)(1) through (3) or Item 1115 of Regulation AB,               to a swap
                        is maintained as set forth in the transaction agreements.                disclosure
                                                                                                 event)
-----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT T

                      [FORM OF] LIST OF ITEM 1119 PARTIES

                           ASSET BACKED CERTIFICATES
                                Series 200_-__

                                    [Date]

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Party                                 Contact Information
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                                     T-1

                                   EXHIBIT U

                    [FORM OF] SARBANES-OXLEY CERTIFICATION
                           (Replacement of Servicer)









                                     U-1